Prudential Developing Markets Equity Fund

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PROSPECTUS DATED JUNE 26, 1998
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Prudential Developing Markets Equity Fund (the Fund) is a series of Prudential
Developing Markets Fund, an open-end, diversified, management investment company. The Fund's investment objective is long-term growth of capital. It seeks to achieve this objective by investing primarily in equity related securities of companies whose principal activities are in developing markets throughout the world. "Developing markets" include countries or markets that are defined as emerging or developing by the International Finance
Corporation, the International Bank for Reconstruction and Development (World
Bank) or the United Nations or its authorities. See "How the Fund Invests-- Investment Objective and Policies." Under normal circumstances, the Fund intends to invest at least 65% of its total assets in such securities in at least the three following regions: Europe, Asia and Latin America. The Fund may also invest in equity related securities of other companies and debt securities, engage in various derivatives transactions, including options on equity securities, stock indices, foreign currencies and futures contracts on foreign currencies, and may purchase and sell futures contracts on foreign currencies, groups of currencies and stock indices so as to hedge its portfolio and to attempt to enhance return. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests-- Investment Objective and Policies." The Fund's address is Gateway Center
Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

The Fund is not intended to constitute a complete investment program. Because of its objective and policies, including its foreign orientation and its emphasis on developing markets, the Fund may be considered of a speculative nature and subject to greater investment risks than are assumed by certain other investment companies that invest solely in securities of U.S. issuers or that do not emphasize investments in regions with developing or emerging economies. See "How the Fund Invests--Investment Objective and Policies-- Special Considerations and Risks of Investing in Developing Market Securities."

This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing and is available at the Web site of The Prudential Insurance Company of America (http://www.prudential.com). Additional information about the Fund has been filed with the Securities and Exchange Commission (the Commission) in a Statement of Additional Information, dated June 26, 1998, which information is incorporated herein by reference (is legally considered part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above. The Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund.

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Investors are advised to read this Prospectus and retain it for future reference.
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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                FUND HIGHLIGHTS

 The following summary is intended to highlight certain information contained in the Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

WHAT IS PRUDENTIAL DEVELOPING MARKETS EQUITY FUND?

 Prudential Developing Markets Equity Fund is a mutual fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is a series of Prudential Developing Markets Fund, an open-end, diversified, management investment company.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

 The Fund's investment objective is long-term growth of capital. It seeks to achieve this objective by investing primarily in equity related securities of companies whose principal activities are in developing markets. "Developing markets" include countries or markets that are defined as emerging or developing by the International Finance Corporation, the International Bank for Reconstruction and Development (World Bank) or the United Nations or its authorities. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 5.

WHAT ARE THE FUND'S RISK FACTORS AND SPECIAL CHARACTERISTICS?

 The Fund invests primarily in equity related securities of companies whose principal activities are in developing markets. Unlike a mutual fund that invests in more established economic markets, the Fund's concentration on developing markets can result in more pronounced risks and rewards based upon economic conditions that impact these markets more or less than other global regions. Foreign securities in general involve certain risks and considerations not typically associated with investments in U.S. Government securities and securities of domestic companies, including political or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls and the risk of currency fluctuations. See "How the Fund Invests--Special Considerations and Risks of Investing in Developing Market Securities" at page 7. In addition, the Fund may engage in various hedging and return enhancement strategies, including the use of derivatives transactions. These activities may be considered speculative and may result in higher risks and costs to the Fund. See "How the Fund Invests--Hedging and Return Enhancement Strategies" at page 8. As with an investment in any mutual fund, an investment in this Fund can decrease in value and you can lose money.

WHO MANAGES THE FUND?

 Prudential Investments Fund Management LLC (PIFM or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of 1.25% of the Fund's average daily net assets. As of May 31, 1998, PIFM served as manager or administrator to 67 investment companies, including 45 mutual funds, with aggregate assets of approximately $65 billion. The Prudential Investment Corporation (PIC), doing business as Prudential Investments (PI, the Subadviser or the investment adviser), furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PIFM. See "How the Fund is Managed--Manager" at page 14.

WHO DISTRIBUTES THE FUND'S SHARES?

 Until approximately July 1, 1998, Prudential Securities Incorporated (Prudential Securities or the Distributor), a major securities underwriter and securities and commodities broker, will act as the Distributor of the Fund's Class A, Class B, Class C and Class Z shares. On or about July 1, 1998, Prudential Investment Management Services LLC (the Distributor) will serve as the distributor of the Fund's shares. The Distributor is paid a distribution and service fee with respect to Class A shares which is currently being charged at the annual rate of .25 of 1% of the average daily net assets of the Class A shares and is paid a distribution and service fee with respect to Class B and Class C shares at the annual rate of 1% of the average daily net assets of each of the Class B and Class C shares. The Distributor incurs the expenses of distributing the Fund's Class Z shares under a Distribution Agreement with the Fund, none of which is reimbursed or paid for by the Fund. See "How the Fund is Managed--Distributor" at page 15.

WHAT IS THE MINIMUM INVESTMENT?

 The minimum initial investment is $1,000 per class for Class A and Class B shares and $5,000 for Class C shares. The minimum subsequent investment is $100 for Class A, Class B and Class C shares. Class Z shares are not subject to any minimum investment requirements. There is no minimum investment requirement for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 21 and "Shareholder Guide--Shareholder Services" at page 31.

HOW DO I PURCHASE SHARES?

 You may purchase shares of the Fund through the Distributor or brokers or dealers that have entered into agreements to act as participating or introducing brokers for the Distributor, or directly from the Fund, through its transfer agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent, a dealer or the Distributor plus a sales charge which may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors at NAV without any sales charge. See "How the Fund Values its Shares" at page 17 and "Shareholder Guide--How to Buy Shares of the Fund" at page 21.

WHAT ARE MY PURCHASE ALTERNATIVES?

 The Fund offers four classes of shares through this Prospectus:

   . Class A Shares: Sold with an initial sales charge of up to 5% of the offering price.
   . Class B Shares: Sold without an initial sales charge but are subject to a contingent deferred sales charge or CDSC (declining from 5% to zero of the lower of the amount invested or the redemption proceeds) which will be imposed on certain redemptions made within six years of purchase. Although Class B shares are subject to higher ongoing distribution-related expenses than Class A shares, Class B shares will automatically convert to Class A shares (which are subject to lower ongoing distribution-related expenses) approximately seven years after purchase.
   . Class C Shares: Sold without an initial sales charge and, for one year after purchase, are subject to a 1% CDSC on redemptions. Like Class B shares, Class C shares are subject to higher ongoing distribution-related expenses than Class A shares but do not convert to another class.
   .Class Z Shares:  Sold without either an initial sales charge or CDSC to a limited group of investors. Class Z shares are not subject to any ongoing service or distribution expenses.

 See "Shareholder Guide--Alternative Purchase Plan" at page 22.

HOW DO I SELL MY SHARES?

 You may redeem your shares at any time at the NAV next determined after your dealer, the Distributor or the Transfer Agent receives your sell order. However, the proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares" at page 26. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about selling their Class Z shares.

HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?

 The Fund expects to pay dividends of net investment income, if any, and make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Fund at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 18.

                                 FUND EXPENSES

                         CLASS A SHARES  CLASS B SHARES    CLASS C SHARES    CLASS Z SHARES
                         --------------  --------------    --------------    --------------
SHAREHOLDER TRANSACTION
 EXPENSES+
 Maximum Sales Load
 Imposed on Purchases
 (as a percentage of
 offering price)........       5%             None              None              None
 Maximum Sales Load or
 Deferred Sales Load
 Imposed on Reinvested
 Dividends..............      None            None              None              None
 Maximum Deferred Sales
 Load (as a percentage
 of original purchase
 price or redemption
 proceeds, whichever is
 lower).................      None      5% during the      1% on redemp-          None
                                        first year, de-    tions made
                                        creasing by 1%     within one
                                        annually to 1%     year of pur-
                                        in the fifth       chase
                                        and sixth years
                                        and 0% the sev-
                                        enth year*
 Redemption Fees........      None            None              None              None
 Exchange Fee...........      None            None              None              None
ANNUAL FUND OPERATING
EXPENSES
(as a percentage of      CLASS A SHARES  CLASS B SHARES    CLASS C SHARES    CLASS Z SHARES
average net assets)      -------------- ---------------  ------------------  --------------
 Management Fees .......      1.25%           1.25%             1.25%             1.25%
 12b-1 Fees+............       .25++          1.00              1.00              None
 Other Expenses.........       .50             .50               .50               .50%
                             -----           -----             -----             -----
 Total Fund Operating
 Expenses...............      2.00%++         2.75%             2.75%             1.75%
                              ====            ====              ====              ====

                                                                1 YEAR 3 YEARS
EXAMPLE                                                         ------ -------
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:
 Class A.......................................................  $69    $110
 Class B.......................................................  $78    $115
 Class C.......................................................  $38    $ 85
 Class Z ......................................................  $18    $ 55
You would pay the following expenses on the same investment, assuming no redemption:
 Class A.......................................................  $69    $110
 Class B.......................................................  $28    $ 85
 Class C.......................................................  $28    $ 85
 Class Z ......................................................  $18    $ 55

The above example is based on anticipated data for the Fund's fiscal year ending May 31, 1999. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in the Fund will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." "Other Expenses" includes estimated operating expenses of the Fund for the current fiscal year, which ends May 31, 1999, such as Trustees' and professional fees, registration fees, reports to shareholders, transfer agency and custodian (domestic and foreign) fees and miscellaneous fees, but excludes foreign withholding taxes.

------------
 * Class B shares will automatically convert to Class A shares approximately seven years after purchase. See "Shareholder Guide--Conversion Feature-- Class B Shares."
 + Pursuant to rules of the National Association of Securities Dealers, Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Fund may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on each class of the Fund rather than on a per shareholder basis. Therefore, long-term shareholders of the Fund may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed--Distributor."
++ Although the Class A Distribution and Service Plan provides that the Fund may pay up to an annual rate of .30 of 1% of average daily net assets of the Class A shares, the Distributor has agreed to limit its distribution fee with respect to Class A shares of the Fund to .25 of 1% of the average daily net asset value of the Class A shares for the fiscal year ending May 31, 1999. Total operating expenses of Class A shares without such limitation would be 2.05%. See "How the Fund is Managed--Distributor."

                             HOW THE FUND INVESTS


INVESTMENT OBJECTIVE AND POLICIES

  THE FUND'S INVESTMENT OBJECTIVE IS LONG-TERM GROWTH OF CAPITAL. THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING PRIMARILY IN EQUITY RELATED SECURITIES OF COMPANIES WHOSE PRINCIPAL ACTIVITIES ARE IN DEVELOPING MARKETS THROUGHOUT THE WORLD. UNDER NORMAL CIRCUMSTANCES, THE FUND WILL INVEST AT LEAST 65% OF ITS TOTAL ASSETS IN EQUITY RELATED SECURITIES OF DEVELOPING MARKETS ISSUERS IN AT LEAST THE THREE FOLLOWING REGIONS: EUROPE, ASIA AND LATIN AMERICA. THERE CAN BE NO ASSURANCE THAT THE FUND'S INVESTMENT OBJECTIVE WILL BE ACHIEVED. See "Investment Objective and Policies" in the Statement of Additional Information.

  THE FUND'S INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE FUND'S OUTSTANDING VOTING SECURITIES, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). FUND POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE BOARD OF TRUSTEES WITHOUT SHAREHOLDER APPROVAL.

  For purposes of this Prospectus, "securities of developing market issuers" and "developing market securities" are defined as: (i) securities of companies the principal securities trading market for which is located in a developing market country; (ii) securities, traded in any market, of companies that derive 50% or more of their total revenue from either goods or services produced in a developing market country or sales made in a developing market country; (iii) securities of companies organized under the laws of, and with a principal office in, a developing market country; or (iv) securities issued or guaranteed by the government of a developing market country, its agencies or instrumentalities, political subdivisions or the central bank of such a country. As used in this Prospectus, "developing markets" include countries or markets that are defined as emerging or developing by the International Finance Corporation, the International Bank for Reconstruction and Development (World Bank) or the United Nations or its authorities. These countries generally include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Iceland, Ireland, Italy, Japan, Kuwait, Luxembourg, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland, the United Kingdom, and the United States. "Equity related securities," as used in this Prospectus, generally refers to common stock, preferred stock, warrants or rights to purchase or to subscribe to such securities, as well as sponsored or unsponsored American Depositary Receipts
(ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs and, collectively with ADRs and EDRs, Depositary Receipts), convertible securities, trust certificates, limited partnership interests and equity participations. See "Other Investments and Policies--Depositary Receipts."

  Determinations as to the eligibility of any security to be included in the Fund's portfolio will be made by the Fund's investment adviser, under the supervision of the Fund's Manager and Board of Trustees, based upon publicly available information and inquiries made to the issuer of such security.

  As with an investment in any mutual fund, an investment in this Fund can decrease in value and you can lose money.

  DEVELOPING MARKET COMPANIES

  The Fund's investment adviser intends to invest in equity related securities of developing market issuers in countries in which it believes investing is feasible and does not involve undue political risk. The issuers considered by the investment adviser may have varying levels of net worth and may include companies with small market capitalizations whose securities may be more volatile than securities offered by companies with greater market capitalizations or with higher levels of net worth.

  In analyzing companies for investment, the investment adviser ordinarily looks for one or more of the following characteristics: prospects for above-average earnings per share growth; high return on invested capital; healthy balance sheets; sound financial and accounting policies; overall financial strength; strong competitive advantages; effective research and product development and marketing; efficient service; pricing flexibility; strength of management; and general operating characteristics which will enable the companies to compete successfully in their marketplace--all in relation to the prevailing prices of the securities of such companies.

  THERE ARE CERTAIN RISKS ASSOCIATED WITH INVESTING IN SECURITIES OF DEVELOPING MARKET COMPANIES IN GENERAL AND SMALLER DEVELOPING MARKET COMPANIES IN PARTICULAR. INSOFAR AS THE FUND INVESTS IN THE SECURITIES OF SMALLER COMPANIES, THERE ARE RISKS THAT THE MARKET PRICES OF SUCH SECURITIES WILL BE MORE VOLATILE THAN THOSE OF LARGER COMPANIES. BECAUSE SMALLER COMPANIES USUALLY HAVE FEWER SHARES OUTSTANDING THAN LARGER COMPANIES, IT MAY BE MORE DIFFICULT FOR THE FUND TO BUY OR SELL SIGNIFICANT AMOUNTS OF SUCH SHARES WITHOUT AN UNFAVORABLE IMPACT ON PREVAILING MARKET PRICES. THERE IS TYPICALLY LESS PUBLICLY AVAILABLE INFORMATION CONCERNING SMALLER COMPANIES THAN FOR LARGER, MORE ESTABLISHED ONES. BECAUSE SMALLER COMPANIES TYPICALLY HAVE SMALLER PRODUCT LINES AND COMMAND A SMALLER MARKET SHARE THAN DO LARGER COMPANIES, SMALLER COMPANIES MAY BE MORE VULNERABLE TO FLUCTUATIONS IN THE ECONOMIC CYCLE. See "Special Considerations and Risks of Investing in Developing Market Securities" below.

  GENERAL

  THE FUND MAY INVEST IN SECURITIES NOT LISTED ON SECURITIES EXCHANGES. These securities will generally have an established market (such as the over-the-counter market), the depth and liquidity of which may vary from time to time and from security to security. The Fund may also hold up to 15% of its net assets (determined at the time of investment) in restricted securities or other securities that have a limited market. See "Other Investments and Policies--Illiquid Securities" below.

  The Fund intends to invest primarily in equity related securities of companies whose principal activities are in developing markets throughout the world. Developing market countries may have relatively unstable governments, economies based only on a few industries and securities markets that trade a limited number of securities. Securities of issuers located in these countries tend to have volatile prices and offer the potential for substantial loss as well as gain. In addition, these securities may be less liquid than investments in securities of issuers whose principal activities are in more established markets as a result of inadequate trading volume or restrictions on trading imposed by the governments or securities exchanges of such countries. See "Special Considerations and Risks of Investing in Developing Market Securities" below.

  THE FUND INTENDS TO INVEST AT LEAST 65% OF ITS TOTAL ASSETS IN EQUITY RELATED SECURITIES OF DEVELOPING MARKET ISSUERS IN AT LEAST THE THREE FOLLOWING REGIONS: EUROPE, ASIA AND LATIN AMERICA. UNDER NORMAL CIRCUMSTANCES, THE REMAINDER OF THE FUND'S INVESTMENTS MAY BE IN OTHER SECURITIES OR INVESTMENT VEHICLES, INCLUDING EQUITY RELATED SECURITIES OF OTHER COMPANIES AND DEBT SECURITIES (INCLUDING MONEY MARKET INSTRUMENTS) OF FOREIGN AND DOMESTIC COMPANIES, OR THE FUND MAY ENGAGE IN VARIOUS DERIVATIVES TRANSACTIONS, INCLUDING OPTIONS ON EQUITY SECURITIES, STOCK INDICES, FOREIGN CURRENCIES AND FUTURES CONTRACTS ON FOREIGN CURRENCIES, AND MAY PURCHASE AND SELL FUTURES CONTRACTS ON FOREIGN CURRENCIES, GROUPS OF CURRENCIES AND STOCK INDICES SO AS TO HEDGE ITS PORTFOLIO AND TO ATTEMPT TO ENHANCE RETURN. IN ADDITION, THE FUND MAY (I) PURCHASE SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS, (II) MAKE SHORT SALES AGAINST-THE-BOX AND (III) ENTER INTO REPURCHASE AGREEMENTS. THE FUND MAY FROM TIME TO TIME LEND ITS PORTFOLIO SECURITIES TO BROKERS OR DEALERS, BANKS OR OTHER RECOGNIZED INSTITUTIONAL BORROWERS OF SECURITIES AND MAY INVEST TO A LIMITED EXTENT IN SECURITIES OF COMPANIES THAT HAVE BEEN IN EXISTENCE FOR LESS THAN THREE YEARS, IN SECURITIES FOR WHICH MARKET QUOTATIONS ARE NOT READILY AVAILABLE AND IN SECURITIES OF OTHER REGISTERED INVESTMENT COMPANIES. SEE "INVESTMENT RESTRICTIONS" IN THE STATEMENT OF ADDITIONAL INFORMATION.

  When conditions dictate a temporary defensive strategy (which during periods of market volatility could be for an extended period of time), the Fund may invest in money market instruments (including repurchase agreements maturing in seven days or less) without limit. The Fund will only invest in money market instruments that are rated, or are issued by companies that have outstanding debt securities rated, at least C by S&P or Moody's, commercial paper rated at least A-2 or Prime-2 by S&P or Moody's, respectively, or in unrated securities that the Fund's investment adviser has determined to be of comparable quality.

SPECIAL CONSIDERATIONS AND RISKS OF INVESTING IN DEVELOPING MARKET SECURITIES

  DEVELOPING MARKET SECURITIES INVOLVE CERTAIN RISKS WHICH SHOULD BE CONSIDERED CAREFULLY BY AN INVESTOR IN THE FUND. THESE RISKS INCLUDE POLITICAL OR ECONOMIC INSTABILITY IN THE COUNTRIES IN WHICH THE ISSUER'S PRINCIPAL ACTIVITIES TAKE PLACE, THE DIFFICULTY OF PREDICTING INTERNATIONAL TRADE PATTERNS, THE POSSIBILITY OF IMPOSITION OF EXCHANGE CONTROLS AND THE RISK OF CURRENCY FLUCTUATIONS. Such securities may be, and in the recent past have been, subject to greater fluctuations in price than securities issued by U.S. corporations; securities issued or guaranteed by the U.S. Government, its instrumentalities or agencies; or securities of companies in other markets that are considered developed. In addition, there may be less publicly available information about a developing market company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies in developing markets than in the United States and an increased risk, therefore, of uninsured loss due to lost, stolen or counterfeit stock certificates. Certain countries may have only one securities depository which, if the Fund decides to invest in securities that are located at such depository, may result in risks to the Fund that cannot be avoided. There is a possibility of expropriation, nationalization, confiscatory taxation or diplomatic developments which could affect investment in those countries. In the event of a default on debt obligations of developing market issuers, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities. The Fund may encounter difficulties or be unable to vote proxies, exercise shareholder rights, pursue legal remedies and obtain judgments in foreign courts. Also, some countries may withhold portions of income and dividends at the source. Finally, developing markets may have increased risks associated with clearance and settlement as well as increased costs for commissions, custodial services and other items associated with making an investment. Delays in settlement could result in periods of uninvested assets, missed investment opportunities or losses to the Fund.

  ALTHOUGH THE FUND INTENDS TO INVEST PRIMARILY IN EQUITY RELATED SECURITIES, IT MAY INVEST FROM TIME TO TIME IN DEBT SECURITIES OF DEVELOPING MARKET ISSUERS. In many instances, debt securities of developing market issuers may provide higher yields than securities of domestic issuers which have similar maturities and are of similar quality. Under certain market conditions these investments may be less liquid than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. Government, its instrumentalities or agencies.

  Shareholders should be aware that investing in the equity and fixed-income markets of developing countries involves exposure to economies that are generally less diverse and mature, and political systems which can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing market countries have been more volatile than the markets of developed countries. Many developing markets countries have economies based on only a few commodities or industries and securities markets that trade infrequently or with low levels of volume. Additionally, some developing markets countries may also restrict the extent to which foreign investors may invest in their securities markets or in a particular company.

  IF A SECURITY IS DENOMINATED IN A FOREIGN CURRENCY, IT WILL BE AFFECTED BY CHANGES IN CURRENCY EXCHANGE RATES AND IN EXCHANGE CONTROL REGULATIONS, AND COSTS WILL BE INCURRED IN CONNECTION WITH CONVERSIONS BETWEEN CURRENCIES. IN ADDITION, IF A SECURITY IS DENOMINATED IN U.S. DOLLARS, THE ABILITY OF THE ISSUER TO REPAY MAY BE SUBSTANTIALLY IMPAIRED BY DEVALUATION AND THE COUNTRY'S AVAILABLE FOREIGN EXCHANGE RESERVES. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's securities denominated in that currency. Such changes also will affect the Fund's income and distributions to shareholders. In addition, although the Fund will receive income in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make such distributions, particularly in instances in which the amount of income the Fund is required to distribute is not immediately reduced by the decline in such currency. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the amount of such currency at the time they were incurred. The Fund may, but need not, enter into futures contracts on foreign currencies, forward foreign currency exchange contracts and options on foreign currencies for hedging purposes, including: locking-in the U.S. dollar price of the purchase or sale of securities denominated in a foreign currency; locking-in the U.S. dollar equivalent of interest or dividends to be paid on such securities which are held by the Fund; and protecting the U.S. dollar value of such securities which are held by the Fund.

HEDGING AND RETURN ENHANCEMENT STRATEGIES

  THE FUND MAY ENGAGE IN VARIOUS PORTFOLIO STRATEGIES, INCLUDING PURCHASING AND SELLING DERIVATIVES, TO REDUCE CERTAIN RISKS OF ITS INVESTMENTS AND TO ATTEMPT TO ENHANCE RETURN, BUT NOT FOR SPECULATION. THESE STRATEGIES CURRENTLY INCLUDE THE USE OF OPTIONS, FORWARD CURRENCY EXCHANGE CONTRACTS AND FUTURES CONTRACTS AND OPTIONS THEREON. The Fund, and thus investors, may lose money through any unsuccessful use of these strategies. The Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. See "Investment Objective and Policies" and "Taxes, Dividends and Distributions" in the Statement of Additional Information. New financial products and risk management techniques continue to be developed, and the Fund may use these new investments and techniques to the extent consistent with its investment objective and policies.

  OPTIONS TRANSACTIONS

  THE FUND MAY PURCHASE AND WRITE (I.E., SELL) PUT AND CALL OPTIONS ON SECURITIES, FINANCIAL INDICES AND CURRENCIES THAT ARE TRADED ON U.S. OR FOREIGN SECURITIES EXCHANGES OR IN THE OVER-THE-COUNTER MARKET TO ATTEMPT TO ENHANCE RETURN OR TO HEDGE THE FUND'S PORTFOLIO. These options will be on equity securities, financial indices (e.g., the S&P 500) and foreign currencies. The Fund may write covered put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities (or currencies) it intends to purchase. The Fund may also purchase put and call options to offset previously written put and call options of the same series. See "Investment Objective and Policies--Options Transactions" in the Statement of Additional Information.

  A CALL OPTION GIVES THE PURCHASER, IN EXCHANGE FOR A PREMIUM PAID, THE RIGHT, FOR A SPECIFIED PERIOD OF TIME, TO PURCHASE THE SECURITIES OR CURRENCY SUBJECT TO THE OPTION AT A SPECIFIED PRICE (THE EXERCISE PRICE OR STRIKE PRICE). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver to the purchaser, depending upon the terms of the option contract, the underlying securities or currency upon receipt of the exercise price or a specified amount of cash. When the Fund writes a call option, it gives up the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open.

  A PUT OPTION GIVES THE PURCHASER, IN RETURN FOR A PREMIUM, THE RIGHT, FOR A SPECIFIED PERIOD OF TIME, TO SELL THE SECURITIES OR CURRENCY SUBJECT TO THE OPTION TO THE WRITER OF THE PUT AT THE SPECIFIED EXERCISE PRICE. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price or deliver a specified amount of cash to the purchaser. The Fund might, therefore, be obligated to purchase the underlying securities or currency for more than their current market price.

  THE FUND WILL WRITE ONLY "COVERED" OPTIONS. A written option is covered if, as long as the Fund is obligated under the option, (i) it owns an offsetting position in the underlying security or currency or (ii) it maintains in a segregated account cash or other liquid assets in an amount equal to or greater than its obligation under the option. The value of covered options that the Fund may write is limited to 35% of its total assets. When the Fund writes a "covered" option as described in (i) in the first sentence of this paragraph, its losses are limited because it owns an offsetting position of the underlying security or currency. When the Fund otherwise writes an option, its losses are potentially unlimited. See "Investment Objective and Policies-- Options Transactions" in the Statement of Additional Information.

  OPTIONS ON SECURITIES INDICES ARE SIMILAR TO OPTIONS ON EQUITY SECURITIES, EXCEPT THAT THE EXERCISE OF SECURITIES INDEX OPTIONS REQUIRES CASH PAYMENTS AND DOES NOT INVOLVE THE ACTUAL PURCHASE OR SALE OF SECURITIES. Rather than the right to take or make delivery of the securities at a specified price, an option on a securities index gives the holder the right, in return for a premium paid, to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of an index option, in return for the premium, is obligated to pay the amount of cash due upon exercise of the option.

  The Fund may purchase and sell put and call options on securities indices for hedging against a decline in the value of the securities owned by the Fund or against an increase in the market value of the type of securities in which the Fund may invest. Securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Purchasing or selling securities index options is subject to the risk that the value of its portfolio securities may not change as much as or more than the index because the Fund's investments generally will not match the composition of the index. See "Investment Objective and Policies--Risks of Options on Indices" in the Statement of Additional Information.

  OVER-THE-COUNTER OPTIONS. THE FUND MAY ALSO PURCHASE AND WRITE (I.E., SELL) PUT AND CALL OPTIONS ON SECURITIES, SECURITIES INDICES AND CURRENCIES IN THE OVER-THE-COUNTER MARKET (OTC OPTIONS). Unlike exchange-traded options, OTC options are contracts between the Fund and its counterparty without the interposition of any clearing organization. Thus, the value of an OTC option is particularly dependent on the financial viability of the OTC counterparty. The Fund's ability to purchase and write OTC options may be limited by market conditions, regulatory limits and tax considerations. There are certain risks associated with investments in OTC options. See "Investment Objective and Policies--Special Risks of OTC Options" in the Statement of Additional Information.

  FORWARD CURRENCY EXCHANGE CONTRACTS

  THE FUND MAY ENTER INTO FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS TO PROTECT THE VALUE OF ITS PORTFOLIO AGAINST FUTURE CHANGES IN THE LEVEL OF CURRENCY EXCHANGE RATES. The Fund may enter into such contracts on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract, at a price set on the date of the contract.

  THE FUND'S DEALINGS IN FORWARD CONTRACTS WILL BE LIMITED TO HEDGING INVOLVING EITHER SPECIFIC TRANSACTIONS OR PORTFOLIO POSITIONS. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency or in a currency bearing a substantial correlation to the value of that currency (a cross hedge). Although there are no limits on the number of forward contracts which the Fund may enter into, the Fund may not position hedge (including cross hedges) with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of the foreign currency) of the securities held in its portfolio denominated or quoted in, or currently convertible into, such currency. See "Investment Objective and Policies--Risks Related to Forward Currency Exchange Contracts" in the Statement of Additional Information.

  FUTURES CONTRACTS AND OPTIONS THEREON

  THE FUND MAY PURCHASE AND SELL FINANCIAL FUTURES CONTRACTS AND OPTIONS THEREON WHICH ARE TRADED ON A COMMODITIES EXCHANGE OR BOARD OF TRADE FOR CERTAIN HEDGING AND RISK MANAGEMENT PURPOSES AND TO ATTEMPT TO ENHANCE RETURN IN ACCORDANCE WITH REGULATIONS OF THE COMMODITY FUTURES TRADING COMMISSION. The Fund, and thus investors, may lose money through any unsuccessful use of these strategies. These futures contracts and options thereon will be on financial indices and foreign currencies or groups of foreign currencies. A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currency at a set price for delivery in the future. A stock index futures contract is an agreement in which one party agrees to deliver to another amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks is made. The Fund may purchase and sell stock index futures or related options as a hedge against changes in market conditions.

  UNDER REGULATIONS OF THE COMMODITY EXCHANGE ACT, INVESTMENT COMPANIES REGISTERED UNDER THE INVESTMENT COMPANY ACT ARE EXEMPT FROM THE DEFINITION OF "COMMODITY POOL OPERATOR," SUBJECT TO COMPLIANCE WITH CERTAIN CONDITIONS. THE EXEMPTION IS CONDITIONED UPON THE FUND'S PURCHASING AND SELLING FUTURES CONTRACTS AND OPTIONS THEREON FOR BONA FIDE HEDGING TRANSACTIONS, EXCEPT THAT THE FUND MAY PURCHASE AND SELL FUTURES CONTRACTS AND OPTIONS THEREON FOR ANY OTHER PURPOSE TO THE EXTENT THAT THE AGGREGATE INITIAL MARGIN AND OPTION PREMIUMS DO NOT EXCEED 5% OF THE LIQUIDATION VALUE OF THE FUND'S TOTAL ASSETS. THE VALUE OF ALL FUTURES CONTRACTS SOLD WILL NOT EXCEED 35% OF THE FUND'S TOTAL ASSETS.

  THE FUND'S SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON DEPENDS UPON THE INVESTMENT ADVISER'S ABILITY TO PREDICT THE DIRECTION OF THE MARKET AND REQUIRES SKILLS AND TECHNIQUES DIFFERENT FROM THOSE USED IN SELECTING PORTFOLIO SECURITIES. The correlation between movements in the price of a futures contract and movements in the index or price of the currency being hedged is imperfect, and there is a risk that the value of the index or currency being hedged may increase or decrease at a greater rate than the related futures contract, resulting in losses to the Fund. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of futures contracts or options thereon may vary, either up or down, from the previous day's settlement price. These daily limits may restrict the Fund's ability to purchase or sell certain futures contracts or options thereon on any particular day.

  The Fund's ability to enter into or close out futures contracts and options thereof is limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

  RISKS OF HEDGING AND RETURN ENHANCEMENT STRATEGIES

  PARTICIPATION IN THE OPTIONS OR FUTURES MARKETS AND IN CURRENCY EXCHANGE TRANSACTIONS INVOLVES INVESTMENT RISKS AND TRANSACTION COSTS TO WHICH THE FUND WOULD NOT BE SUBJECT ABSENT THE USE OF THESE STRATEGIES. THE FUND, AND THUS INVESTORS, MAY LOSE MONEY THROUGH ANY UNSUCCESSFUL USE OF THESE STRATEGIES. If the investment adviser's predictions of movements in the direction of securities, foreign currencies and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency exchange contracts and futures contracts and options thereon include (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with hedging transactions. See "Taxes, Dividends & Distributions" in the Statement of Additional Information.

OTHER INVESTMENTS AND POLICIES

  DEPOSITARY RECEIPTS

  ADRs are depositary receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts also involve the risks of other investments in foreign securities, as discussed above. For purposes of the Fund's investment policies, the Fund's investments in depositary receipts will be deemed to be investments in the underlying securities.

  CONVERTIBLE SECURITIES

  A convertible security is a bond or preferred stock which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation dependent upon a market price advance in the convertible security's underlying common stock.

  In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

  Convertible debt securities in which the Fund may invest must comply with the quality restrictions for debt securities described below. See "Other Investments--Debt Securities Including Investment Grade Securities and High Yield Debt Securities (Junk Bonds)."

  WHEN-ISSUED OR DELAYED DELIVERY SECURITIES

  The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Fund's Custodian will maintain, in a segregated account of the Fund, cash or other liquid assets, marked-to-market daily, having a value equal to or greater than the Fund's purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value. See "Investment Objective and Policies--When-Issued or Delayed Delivery Securities" in the Statement of Additional Information.

  REPURCHASE AGREEMENTS

  The Fund may enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The repurchase date is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of the instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss. The Fund participates in a joint repurchase account with other investment companies managed by Prudential Investments Fund Management LLC pursuant to an order of the Securities and Exchange Commission (SEC). See "Investment Objective and Policies--Repurchase Agreements" in the Statement of Additional Information.

  SECURITIES LENDING

  The Fund may lend its portfolio securities to brokers or dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash or other liquid assets in a segregated account or secures an irrevocable letter of credit in favor of the Fund in an amount equal to at least 100%, determined daily, of the market value of the securities loaned pursuant to applicable regulations. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed upon amount of interest income from the borrower. As an operating policy that may be changed without shareholder approval, the Fund will not lend more than 30% of the value of its total assets. The Fund may pay reasonable administration and custodial fees in connection with a loan. See "Investment Objective and Policies--Lending of Portfolio Securities" in the Statement of Additional Information.

  INVESTMENT FUNDS

  Certain developing markets are closed in whole or in part to equity investments by foreigners except through specifically authorized investment funds. Securities of other investment companies may be acquired by the Fund to the extent permitted by the Investment Company Act. As a shareholder in an investment fund, the Fund would bear not only its share of that investment fund's expenses, including its investment advisory fee and other operating fees, but also its own investment advisory fee and other operating expenses.

  ILLIQUID SECURITIES

  The Fund may hold up to 15% of its net assets (determined at the time of the transaction) in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets either within or outside of the United States. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act), and privately placed commercial paper that have a readily available market are not considered illiquid for purposes of this limitation. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Trustees. The Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. See "Investment Objective and Policies--Illiquid Securities" in the Statement of Additional Information. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

  The staff of the SEC has taken the position that purchased OTC Options and the assets used as "cover" for written OTC Options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the OTC Option. The exercise of such an option ordinarily would involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as "cover" as "liquid."

  DEBT SECURITIES INCLUDING INVESTMENT GRADE SECURITIES AND HIGH YIELD DEBT SECURITIES (JUNK BONDS)

  The Fund may hold up to 35% of its total assets in debt securities rated at least C by S&P or Moody's or, if unrated, determined to be of comparable quality by the investment adviser. As an operating policy, which may be changed without shareholder approval, the Fund will not invest more than 10% of its total assets in debt securities rated BBB or lower by S&P or Baa or lower by Moody's or, if unrated, debt securities that the Fund's investment adviser has determined to be of comparable quality. Subsequent to its purchase by the Fund, a security may be assigned a lower rating or cease to be rated. Such an event would not require the elimination of the issue from the portfolio, but the investment adviser will consider such an event in determining whether the Fund should continue to hold the security in its portfolio. Securities rated Baa by Moody's, although considered to be investment grade, lack outstanding investment characteristics and, in fact, have speculative characteristics. Bonds rated C by S&P are of the lowest quality and may be used when the issuer has filed a bankruptcy petition, but debt payments are still being made. Moody's lowest rating is C, which is applied to bonds that have extremely poor prospects of ever attaining any real investment standing. See "Description of Security Ratings" in Appendix I to the Statement of Additional Information.

  The Fund may also invest in certain debt obligations customarily referred to as "Brady Bonds," which are created in connection with debt restructuring through the exchange of existing commercial bank loans to sovereign entities for new obligations. Investments in Brady Bonds are generally considered speculative and many Brady Bonds are rated below investment grade. As noted above, the Fund does not currently intend to invest more than 10% of its assets in debt securities, including Brady Bonds, rated lower than Baa by Moody's or BBB by S&P. See "Investment Objective and Policies--Brady Bonds" and "Description of Security Ratings" in Appendix I to the Statement of Additional Information.

  Lower-rated debt securities, including securities rated from BB to C by S&P or Ba to C by Moody's or, if unrated, of comparable quality in the opinion of the investment adviser, will usually offer higher yields than higher-rated securities. However, there is more risk associated with lower-rated debt securities due to the reduced creditworthiness and increased likelihood of default that these securities carry. Lower-rated debt securities generally tend to reflect short-term corporate and market developments to a greater extent than higher-rated securities that react primarily to fluctuations in the general level of interest rates. In addition, lower-rated debt securities tend to demonstrate greater sensitivity to significant increases or decreases in the level of interest rates. Also, since there may be fewer investors in lower-rated debt securities, it may be more difficult to dispose of such securities at times advantageous to the Fund.

  The risk of loss due to default by the issuer of lower-rated securities is significantly greater because such securities are usually unsecured and are often subordinated to other obligations of the issuer. During an economic downturn or a sustained period of rising interest rates, issuers of lower-rated debt securities that are either highly leveraged companies or companies in cyclically sensitive industries may experience deteriorated cash flow or other financial stress that impairs the ability of the issuer to meet its obligation to pay principal and interest to bondholders on a timely basis. When the issuer of a lower-rated debt security that is included in the Fund's investment portfolio is unable to honor its payment obligations to bondholders, the Fund's net asset value may be adversely affected. In addition, the Fund may incur additional expenses if it seeks recovery upon a default in the payment of principal and interest on a debt security.

  BORROWING

  The Fund may borrow an amount equal to no more than 33 1/3% of the value of its total assets (computed at the time the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. Asset coverage for borrowings must be maintained at 300% at all times. The Fund may pledge up to 20% of its total assets to secure these borrowings. If the Fund borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. This is the speculative factor known as "leverage." The Fund does not currently intend to borrow money in order to invest in securities. See "Investment Restrictions" in the Statement of Additional Information.

  PORTFOLIO TURNOVER

  As a result of the Fund's investment policies, the portfolio turnover rate is not expected to exceed 250%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. High portfolio turnover (100% or more) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income. See "Taxes, Dividends and Distributions."

INVESTMENT RESTRICTIONS

  The Fund is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.


                            HOW THE FUND IS MANAGED


  THE FUND HAS A BOARD OF TRUSTEES WHICH, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDES UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.

MANAGER

  PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM OR THE MANAGER), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF 1.25% OF THE FUND'S AVERAGE DAILY NET ASSETS. PIFM IS ORGANIZED IN NEW YORK AS A LIMITED LIABILITY COMPANY.

  PIFM may from time to time waive its management fee (or a portion thereof) and subsidize operating expenses of the Fund. See "Fund Expenses." The Fund is not required to reimburse PIFM for such fee waiver or expense subsidy. Fee waivers and expense subsidies will increase the Fund's total return. See "How the Fund Calculates Performance."

  As of May 31, 1998, PIFM served as the manager to 45 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies, with aggregate assets of approximately $65 billion.

  UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PIFM MANAGES THE INVESTMENT OPERATIONS OF THE FUND AND ALSO ADMINISTERS THE FUND'S CORPORATE AFFAIRS. See "Manager" in the Statement of Additional Information.

  UNDER A SUBADVISORY AGREEMENT BETWEEN PIFM AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC), DOING BUSINESS AS PRUDENTIAL INVESTMENTS (PI, THE SUBADVISER OR THE INVESTMENT ADVISER), PI FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PIFM FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. Under the Management Agreement, PIFM continues to have responsibility for all investment advisory services and supervises PI's performance of such services.

  The Fund's portfolio has been managed since its inception by a team of investment professionals led by Maria Elena Carrion. Ms. Carrion oversees the investment process and manages the overall regional and country allocations of the

Fund. Ms. Carrion has been employed by PIC since 1997. Prior to joining PIC, Ms. Carrion was employed by Bankers Trust Company as a portfolio manager beginning in April 1993. From June 1991 to April 1993, she was employed by Latin American Securities (London). Ms. Carrion is a Chartered Financial Analyst.

  PIFM and PIC are wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company.

DISTRIBUTOR

  PRUDENTIAL SECURITIES INCORPORATED (PRUDENTIAL SECURITIES OR THE DISTRIBUTOR), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND, UNTIL APPROXIMATELY JULY 1, 1998, SERVES AS THE DISTRIBUTOR OF THE SHARES OF THE FUND. IT IS AN INDIRECT, WHOLLY-OWNED SUBSIDIARY OF PRUDENTIAL. ON OR ABOUT JULY 1, 1998, PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC (THE DISTRIBUTOR), THREE GATEWAY CENTER, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, WILL BEGIN ACTING AS THE FUND'S DISTRIBUTOR. PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC IS A LIMITED LIABILITY COMPANY ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND IS A WHOLLY-OWNED SUBSIDIARY OF PRUDENTIAL.

  UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS (THE CLASS A PLAN, THE CLASS B PLAN AND THE CLASS C PLAN, COLLECTIVELY, THE PLANS) ADOPTED BY THE FUND UNDER RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), THE DISTRIBUTOR INCURS THE EXPENSES OF DISTRIBUTING THE FUND'S CLASS A, CLASS B AND CLASS C SHARES. The Distributor also incurs the expenses of distributing the Fund's Class Z shares under the Distribution Agreement, none of which is reimbursed by or paid for by the Fund. These expenses include commissions and account servicing fees paid to, or on account of, financial advisers of Prudential Securities and representatives of Pruco Securities Corporation (Prusec), an affiliated broker-dealer, commissions and account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor, Prudential Securities and Prusec associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

  Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

  UNDER THE CLASS A PLAN, THE FUND MAY PAY THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS A SHARES AT AN ANNUAL RATE OF UP TO .30 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES. The Class A Plan provides that .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and other distribution fees. The Distributor has voluntarily agreed to limit its distribution-related fees payable under the Class A Plan to .25% of the average daily net assets of the Class A shares. This voluntary waiver may be terminated at any time by the Distributor without notice.

   UNDER THE CLASS B AND CLASS C PLANS, THE FUND PAYS THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS B AND CLASS C SHARES AT AN ANNUAL RATE OF UP TO 1% OF THE AVERAGE DAILY NET ASSETS OF EACH OF THE CLASS B AND CLASS C SHARES. The Class B and Class C Plans provide for the payment to Prudential Securities of (i) an asset-based sales charge of .75 of 1% of the average daily net assets of each of the Class B and Class C shares and (ii) a service fee of .25 of 1% of the average daily net assets of each of the Class B and Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. Prudential Securities also receives contingent deferred sales charges from certain redeeming shareholders. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges."

  The Fund records all payments made under the Plans as expenses in the calculation of net investment income. See "Distributor" in the Statement of Additional Information.

  Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Fund will be allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B or Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

  Each Plan provides that it shall continue in effect from year to year provided that a majority of the Board of Trustees of Prudential Developing Markets Fund, including a majority of the Trustees who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Trustees), vote annually to continue the Plan. Each Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Trustees or of a majority of the outstanding shares of the applicable class of the Fund. The Fund will not be obligated to pay distribution and service fees incurred under any Plan if it is terminated or not continued.

  In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to dealers (including Prudential Securities) and other persons who distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

  The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. governing maximum sales charges.

FEE WAIVERS

  The Distributor has agreed to limit its distribution fee for the Class A shares as described above under "Distributor." Fee waivers will increase the Fund's total return. See "Performance Information" in the Statement of Additional Information and "Fund Expenses" above.

PORTFOLIO TRANSACTIONS

  The Distributor or an affiliate of the Distributor may act as a broker or futures commission merchant for the Fund, provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts, 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.

  Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and, in those capacities, maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PIFM. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.

YEAR 2000

  The services provided to the Fund and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of their outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Manager, the Distributor, the Transfer Agent and the Custodian have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000 and expect that their systems, and those of their outside service providers, will be adapted in time for that event.

                        HOW THE FUND VALUES ITS SHARES


  THE FUND'S NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. THE BOARD OF TRUSTEES HAS FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE FUND'S NET ASSET VALUE TO BE AS OF 4:15 P.M., NEW YORK TIME.

  Portfolio securities are valued based on market quotations or, if not readily available or if such quotations are deemed not representative of fair value, at fair value as determined in good faith under procedures established by the Fund's Board of Trustees. See "Net Asset Value" in the Statement of Additional Information.

  The Fund will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Fund or days on which changes in the value of the Fund's portfolio securities do not materially affect the NAV.

  Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of the other three classes because Class Z shares are not subject to any distribution and/or service fees. It is expected, however, that the NAV of the four classes will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.


                      HOW THE FUND CALCULATES PERFORMANCE


  FROM TIME TO TIME THE FUND MAY ADVERTISE ITS AVERAGE ANNUAL TOTAL RETURN, AGGREGATE TOTAL RETURN AND YIELD IN ADVERTISEMENTS OR SALES LITERATURE. TOTAL RETURN AND YIELD ARE CALCULATED SEPARATELY FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES. These figures will be based on historical earnings and are not intended to indicate future performance. The total return shows how much an investment in the Fund would have increased (decreased) over a specified period of time (i.e., one, five or ten years or since inception of the Fund) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period and less all recurring fees. The aggregate total return reflects actual performance over a stated period of time. Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. Average annual total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither average annual total return nor aggregate total return takes into account any federal or state income taxes which may be payable upon redemption. The yield refers to the income generated by an investment in the Fund over a one-month or 30-day period. This income is then "annualized"; that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. See "Performance Information" in the Statement of Additional Information. Further performance information is contained in the Fund's annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide--Shareholder Services-- Reports to Shareholders."

                      TAXES, DIVIDENDS AND DISTRIBUTIONS


TAXATION OF THE FUND

  THE FUND INTENDS TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE FUND WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND NET CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

  Under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each year, such investments held by the Fund will be required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

  The Fund may incur foreign income taxes in connection with some of its foreign investments. Certain of these taxes may be credited to shareholders. See "Taxes, Dividends and Distributions" in the Statement of Additional Information. The Fund may, from time to time, invest in passive foreign investment companies (PFICs). PFICs are foreign corporations which own mostly passive assets or derive 75% or more of their income from passive sources. The Fund's investments in PFICs may subject the Fund to federal income tax on certain income and gains realized by the Fund.

TAXATION OF SHAREHOLDERS

  All dividends out of net investment income, together with distributions of net short-term gains (i.e., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. Certain gains or losses from fluctuations in foreign currency exchange rates ("Section 988" gains or losses) will affect the amount of ordinary income the Fund will be able to pay as dividends. See "Taxes, Dividends and Distributions" in the Statement of Additional Information. Any net capital gains (i.e., the excess of net capital gains from the sale of assets held for more than 12 months over net short-term capital losses) distributed to shareholders and properly designated by the Fund will be taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his shares. The maximum capital gains rate for individuals is 28% with respect to assets held by the Fund for more than 12 months, but not more than 18 months, and 20% with respect to assets held by the Fund for more than 18 months. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.

  Any gain or loss realized upon a sale or redemption (including any exchange) of Fund shares by a shareholder who is not a dealer in securities will be treated as capital gain or loss. In the case of any individual, any such capital gain will be treated as short-term capital gain if the shares were held for not more than 12 months, mid-term gain, taxable at the maximum rate of 28%, if such shares were held for more than 12, but not more than 18 months, and long term capital gain, taxable at the maximum rate of 20%, if such shares were held for more than 18 months. In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than 12 months. Any such capital loss will be treated as long-term capital loss if the shares have been held more than one year and otherwise as a short-term capital gain or loss. Any such loss on shares that are held for six months or less, however, will be treated as a long-term capital loss to the extent of any capital gain distributions received by the shareholder.

  Dividends received by corporate shareholders are eligible for a dividends-received deduction of 70% to the extent the Fund's income is derived from qualified dividends received by the Fund from domestic corporations. Dividends attributable to interest income, capital and currency gain, gain or loss from Section 1256 contracts, dividend income from foreign corporations and income from some other sources will not be eligible for the corporate dividends received deduction. Since the Fund is likely to have a substantial portion of its assets invested in securities of foreign issuers, the amount of the Fund's dividends eligible for the corporate dividends received deduction will be minimal. See "Taxes, Dividends and Distributions" in the Statement of Additional Information. Corporate shareholders should consult their tax advisers regarding other requirements applicable to the dividends received deduction.

  The Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) the exchange of any class of the Fund's shares for any other class of its shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.

  Shareholders should consult their own tax advisers regarding specific questions as to federal, state or local taxes.

WITHHOLDING TAXES

  Under the Internal Revenue Code, the Fund is required to withhold and remit to the U.S. Treasury 31% of dividend, capital gain income and redemption proceeds on the accounts of certain shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law. Withholding at this rate is also required from dividends and capital gains distributions (but not redemption proceeds) payable to shareholders who are otherwise subject to backup withholding. Dividends of net investment income and short-term capital gains paid to a foreign shareholder will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate).

DIVIDENDS AND DISTRIBUTIONS

  THE FUND EXPECTS TO PAY DIVIDENDS OF NET INVESTMENT INCOME, IF ANY, AND MAKE DISTRIBUTIONS OF ANY CAPITAL GAINS IN EXCESS OF NET LONG-TERM CAPITAL LOSSES AT LEAST ANNUALLY. Dividends paid by the Fund with respect to each class of shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each class (other than Class Z) will bear its own distribution charges, generally resulting in lower dividends for Class B and Class C shares in relation to Class A and Class Z shares and lower dividends for Class A shares in relation to Class Z shares. Distributions of net capital gains, if any, will be paid in the same amount per share for each class of shares. See "How the Fund Values its Shares."

  DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL FUND SHARES BASED ON THE NAV OF EACH CLASS ON THE RECORD DATE OR SUCH OTHER DATE AS THE BOARD OF TRUSTEES MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services LLC, Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash. The Fund will notify each shareholder after the close of the Fund's taxable year both of the dollar amount and the taxable status of that year's dividends and distributions on a per share basis.

  IF YOU BUY SHARES ON OR IMMEDIATELY PRIOR TO THE RECORD DATE (THE DATE THAT DETERMINES WHO RECEIVES THE DIVIDEND), YOU WILL RECEIVE A PORTION OF THE MONEY YOU INVESTED AS A TAXABLE DIVIDEND. THEREFORE, YOU SHOULD CONSIDER THE TIMING OF DIVIDENDS WHEN BUYING SHARES OF THE FUND.

                              GENERAL INFORMATION


DESCRIPTION OF COMMON STOCK

  THE FUND WAS ORGANIZED AS A SERIES OF PRUDENTIAL DEVELOPING MARKETS FUND, A DELAWARE BUSINESS TRUST, ON OCTOBER 24, 1997. THE FUND IS AUTHORIZED TO ISSUE AN UNLIMITED NUMBER OF SHARES OF BENEFICIAL INTEREST, $.001 PAR VALUE PER SHARE, DIVIDED INTO FOUR CLASSES, DESIGNATED CLASS A, CLASS B, CLASS C AND CLASS Z SHARES. Each class of shares represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "How the Fund is Managed--Distributor." In accordance with the Prudential Developing Markets Fund's Declaration of Trust, the Board of Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board of Trustees may determine.

  Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class is equal as to earnings, assets and voting privileges, except as noted above, and each class (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of the Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees. The Fund's shares do not have cumulative voting rights for the election of Trustees.

  THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF TRUSTEES IS REQUIRED TO BE ACTED ON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE TRUSTEES OR TO TRANSACT ANY OTHER BUSINESS.

ADDITIONAL INFORMATION

  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Prudential Developing Markets Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

                               SHAREHOLDER GUIDE


HOW TO BUY SHARES OF THE FUND

  YOU MAY PURCHASE SHARES OF THE FUND THROUGH THE DISTRIBUTOR, THROUGH DEALERS, INCLUDING PRUDENTIAL SECURITIES AND PRUSEC, OR DIRECTLY FROM THE FUND, THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES LLC (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about Class Z shares. The purchase price is the NAV next determined following receipt of an order in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent or the Distributor plus a sales charge which, at your option, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors at net asset value without any sales charge. Payment may be made by wire, check or through your brokerage account. See "Alternative Purchase Plan" below. See also "How the Fund Values its Shares."

  The minimum initial investment is $1,000 per class for Class A and Class B shares and $5,000 for Class C shares, except that the minimum initial investment for Class C shares may be waived from time to time. There is no minimum investment requirement for Class Z shares. The minimum subsequent investment is $100 for all classes, except for Class Z shares for which there is no such minimum. All minimum investment requirements are waived for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services" below.

  Application forms can be obtained from PMFS, the Distributor, Prudential Securities or Prusec. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive stock certificates.

  The Fund reserves the right to reject any purchase order (including an exchange into the Fund) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.

  Your dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the investment.

  Transactions in Fund shares may be subject to postage and handling charges imposed by your dealer.

  PURCHASE BY WIRE. For an initial purchase of shares of the Fund by wire, you must first telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division,
Attention: Prudential Developing Markets Fund, Equity Fund Series, specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are eligible to invest (Class A, Class B, Class C or Class Z shares).

  If you arrange for receipt by State Street of federal funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Fund as of that day. See "Net Asset Value" in the Statement of Additional Information.

  In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Developing Markets Fund, Equity Fund Series, Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing federal funds. The minimum amount which may be invested by wire is $1,000.

ALTERNATIVE PURCHASE PLAN

  THE FUND OFFERS THROUGH THIS PROSPECTUS FOUR CLASSES OF SHARES (CLASS A, CLASS B, CLASS C AND CLASS Z SHARES) WHICH ALLOWS YOU TO CHOOSE THE MOST BENEFICIAL SALES CHARGE STRUCTURE FOR YOUR INDIVIDUAL CIRCUMSTANCES GIVEN THE AMOUNT OF THE PURCHASE, THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES (ALTERNATIVE PURCHASE PLAN).

                                                  ANNUAL 12B-1 FEES
                                               (AS A % OF AVERAGE DAILY
                     SALES CHARGE                    NET ASSETS)                  OTHER INFORMATION
         ------------------------------------- ------------------------ --------------------------------------
CLASS A  Maximum initial sales charge of 5% of   .30 of 1% (Currently   Initial sales charge waived or reduced
         the public offering price               being charged at a     for certain purchases
                                                 rate of .25 of 1%)
CLASS B  Maximum contingent deferred sales       1%                     Shares convert to Class A shares
         charge or CDSC of 5% of the lesser of                          approximately seven years after
         the amount invested or the redemption                          purchase
         proceeds; declines to zero after six
         years
CLASS C  Maximum CDSC of 1% of the lesser        1%                     Shares do not convert to another class
         of the amount invested or the
         redemption proceeds on redemptions
         made within one year of purchase
CLASS Z  None                                    None                   Sold to a limited group of investors

  The four classes of shares represent an interest in the same portfolio of investments of the Fund and have the same rights, except that (i) each class (with the exception of the Class Z shares, which are not subject to any distribution or service fees) bears the separate expenses of its Rule 12b-1 distribution and service plan, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interest of any other class, and (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. The four classes also have separate exchange privileges. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee (if any) of each class. Class B and Class C shares bear the expense of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A and Class Z shares.

  Financial advisers and other sales agents who sell shares of the Fund will receive different compensation for selling Class A, Class B, Class C and Class Z shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C or Class Z shares.

  IN SELECTING A PURCHASE ALTERNATIVE, YOU SHOULD CONSIDER, AMONG OTHER THINGS, (1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature--Class B Shares" below).

  The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Fund:

  If you intend to hold your investment in the Fund for less than 7 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales share of 5% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

  If you intend to hold your investment for 7 years or more and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class B shares over either Class A or Class C shares.

  If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

  If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and Class C shares for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge plus cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

  ALL PURCHASES OF $1 MILLION OR MORE, EITHER AS PART OF A SINGLE INVESTMENT OR UNDER RIGHTS OF ACCUMULATION OR LETTERS OF INTENT, MUST BE FOR CLASS A SHARES UNLESS THE PURCHASER IS ELIGIBLE TO PURCHASE CLASS Z SHARES. See "Reduction and Waiver of Initial Sales Charges" and "Class Z Shares" below.

  CLASS A SHARES

  The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                           SALES CHARGE AS SALES CHARGE AS DEALER CONCESSION
                            PERCENTAGE OF   PERCENTAGE OF  AS PERCENTAGE OF
      AMOUNT OF PURCHASE   OFFERING PRICE  AMOUNT INVESTED  OFFERING PRICE
      ------------------   --------------- --------------- -----------------
     Less than $25,000          5.00%           5.26%            4.75%
     $25,000 to $49,999         4.50            4.71             4.25
     $50,000 to $99,999         4.00            4.17             3.75
     $100,000 to $249,999       3.25            3.36             3.00
     $250,000 to $499,999       2.50            2.56             2.40
     $500,000 to $999,999       2.00            2.04             1.90
     $1,000,000 and above       None            None             None

  The Distributor may reallow the entire sales charge to dealers. Selling dealers may be deemed to be underwriters, as that term is defined in the Securities Act.

  In connection with the sale of Class A shares at NAV (without payment of an initial sales charge), the Manager, the Distributor or one of their affiliates will pay dealers, financial advisers and other persons which distribute shares a finders' fee from its own resources based on a percentage of the NAV of shares sold by such persons.

  REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges-- Class A Shares" in the Statement of Additional Information.

  Benefit Plans. Class A shares may be purchased at NAV, without payment of an initial sales charge, by pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code (collectively, Benefit Plans), provided that the Benefit Plan has existing assets of at least $1 million invested in shares of Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) or 250 eligible employees or participants. In the case of Benefit Plans whose accounts are held directly with the Transfer Agent or Prudential Securities and for which the Transfer Agent or Prudential Securities does individual account recordkeeping (Direct Account Benefit Plans) and Benefit Plans sponsored by Prudential Securities or its subsidiaries (Prudential Securities or Subsidiary Prototype Benefit Plans), Class A shares may be purchased at NAV by participants who are repaying loans made from such plans to the participant.

  Prudential Retirement Programs. Class A shares may be purchased at NAV by certain savings, retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code, for which Prudential serves as the plan administrator or recordkeeper, provided that (i) the plan has at least $1 million in existing assets or 250 eligible employees and (ii) the Fund is an available investment option. These plans include pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 or 403(b)(7) of the Internal Revenue Code and plans that participate in the Transfer Agent's PruArray and SmartPath Programs (benefit plan recordkeeping services) (hereafter referred to as a PruArray or SmartPath Plan). All plans of a company for which Prudential serves as plan administrator or recordkeeper are aggregated in meeting the $1 million threshold. The term "existing assets" as used herein includes stock issued by a plan sponsor, shares of Prudential Mutual Funds and shares of certain unaffiliated mutual funds that participate in the PruArray or Smart Path Program (Participating Funds). "Existing assets" also include monies invested in The Guaranteed Interest Account (GIA), a group annuity insurance product issued by Prudential, and units of The Stable Value Fund (SVF), an unaffiliated bank collective fund. Class A shares may also be purchased at NAV by plans that have monies invested in GIA and SVF, provided
(i) the purchase is made with the proceeds of a redemption from either GIA or SVF and (ii) Class A shares are an investment option of the plan.

  PruArray Association Benefit Plans. Class A shares are also offered at NAV to Benefit Plans or non-qualified plans sponsored by employers which are members of a common trade, professional or membership association (Association) that participate in the PruArray Program provided that the Association enters into a written agreement with Prudential. Such Benefit Plans or non-qualified plans may purchase Class A shares at NAV without regard to the assets or number of participants in the individual employer's qualified plan(s) or non-qualified plans so long as the employers in the Association (i) have retirement plan assets in the aggregate of at least $1 million or 250 participants in the aggregate and (ii) maintain their accounts with the Transfer Agent.

  PruArray Savings Program. Class A shares are also offered at NAV to employees of companies that enter into a written agreement with Prudential Retirement Services to participate in the PruArray Savings Program. Under this Program, a limited number of Prudential Mutual Funds are available for purchase at NAV by Individual Retirement Accounts and Savings Accumulation Plans of the company's employees. The Program is available only to (i) employees who open an IRA or Savings Accumulation Plan account with the Transfer Agent and (ii) spouses of employees who open an IRA account with the Transfer Agent. The program is offered to companies that have at least 250 eligible employees.

  Special Rules Applicable to Retirement Plans. After a Benefit Plan or PruArray Plan qualifies to purchase Class A shares at NAV, all subsequent purchases will be made at NAV.

  Other Waivers. In addition, Class A shares may be purchased at NAV, through the Distributor or the Transfer Agent, by the following persons: (a) officers of the Prudential Mutual Funds (including the Fund), (b) employees of Prudential Securities and PIFM and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent, (c) employees of subadvisers of the Prudential Mutual Funds provided that such purchases at NAV are permitted by such person's employer, (d) Prudential employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries, (e) registered representatives and employees of dealers who have entered into a selected dealer agreement with the Distributor provided that purchases at NAV are permitted by such person's employer, (f) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (ii) the purchase is made with proceeds of a redemption of shares of any open-end, non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and
(iii) the financial adviser served as the client's broker on the previous purchase, and (g) investors in Individual Retirement Accounts, provided the purchase is made with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential Investments serves as the recordkeeper or administrator.

  You must notify the Transfer Agent either directly or through your dealer that you are entitled to the reduction or waiver of the sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges-- Class A Shares" in the Statement of Additional Information.

  CLASS B AND CLASS C SHARES

  The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV per share next determined following receipt of an order by the Transfer Agent, Prudential Securities, Prusec or a dealer. Although there is no sales charge imposed at the time of purchase, redemptions of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges" below. The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to dealers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its payment of sales commissions from the combination of the CDSC and the distribution fee. See "How the Fund is Managed--Distributor." In connection with the sale of Class C shares, the Distributor will pay, from its own resources, dealers, financial advisers and other persons which distribute Class C shares a sales commission of up to 1% of the purchase price at the time of the sale.

  CLASS Z SHARES

  Class Z shares of the Fund are currently available for purchase by the following categories of investors: (i) pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code and non-qualified plans for which the Fund is an available option (collectively, Benefit Plans), provided such Benefit Plans (in combination with other plans sponsored by the same employer or group of related employers) have at least $50 million in defined contribution assets;
(ii) participants in any fee-based program or trust program sponsored by Prudential Securities, The Prudential Savings Bank, F.S.B. or any affiliate which includes mutual funds as investment options and for which the Fund is an available option; (iii) certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential Mutual Funds are an available investment option; (iv) Benefit Plans for which Prudential Retirement Services serves as recordkeeper and that, as of September 20, 1996, (a) were Class Z shareholders of the Prudential Mutual Funds or (b) executed a letter of intent to purchase Class Z shares of the Prudential Mutual Funds; (v) current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund); (vi) employees of Prudential and/or Prudential Securities who participate in a Prudential-sponsored employee savings plan; and (vii) Prudential with an investment of $10 million or more.

  In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay dealers, financial advisers and other persons which distribute shares a finders' fee from its own resources based on a percentage of the net asset value of shares sold by such persons.

HOW TO SELL YOUR SHARES

  YOU CAN REDEEM YOUR SHARES OF THE FUND AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM (IN ACCORDANCE WITH PROCEDURES ESTABLISHED BY THE TRANSFER AGENT IN CONNECTION WITH INVESTORS' ACCOUNTS) BY THE TRANSFER AGENT OR THE DISTRIBUTOR. See "How the Fund Values its Shares." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge, as described below. See "Contingent Deferred Sales Charges" below.

  IF YOU HOLD SHARES OF THE FUND THROUGH PRUDENTIAL SECURITIES, YOU MUST REDEEM YOUR SHARES THROUGH PRUDENTIAL SECURITIES. PLEASE CONTACT YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISOR. IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices. In the case of redemptions from a PruArray or Smart Path Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

  PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE CERTIFICATE AND/OR WRITTEN REQUEST, EXCEPT AS INDICATED BELOW. IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE CREDITED TO YOUR PRUDENTIAL SECURITIES ACCOUNT, UNLESS YOU INDICATE OTHERWISE. Such payment may be postponed or the right of redemption suspended at times
(a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or
(d) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE

PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR CASHIER'S CHECK.

  REDEMPTION IN KIND. If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you will incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

  INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Board of Trustees may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

  90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify the Fund's Transfer Agent, either directly or through the Distributor, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege will generally not affect the federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

  CONTINGENT DEFERRED SALES CHARGES

  Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares of the Fund to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. See "How the Fund is Managed-- Distributor" and "Waiver of the Contingent Deferred Sales Charges--Class B Shares" below.

  The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares" below.

  The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

        YEAR SINCE         CONTINGENT DEFERRED SALES CHARGE
        PURCHASE          AS A PERCENTAGE OF DOLLARS INVESTED
        PAYMENT MADE            OR REDEMPTION PROCEEDS
        ------------      -----------------------------------
        First................            5.0%
        Second...............            4.0%
        Third................            3.0%
        Fourth...............            2.0%
        Fifth................            1.0%
        Sixth................            1.0%
        Seventh..............            None

  In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value above the total amount of payments for the purchase of Fund shares made during the preceding six years; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

  For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

  WAIVER OF THE CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

  The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or a Section 403(b) custodial account. These distributions are: (i) in the case of a tax-deferred retirement plan, a lump-sum or other distribution after retirement; (ii) in the case of an IRA (including a Roth IRA), a lump-sum or other distribution after attaining age 59 1/2 or a periodic distribution based on life expectancy; (iii) in the case of a Section 403(b) custodial account, a lump sum or other distribution after attaining age 59 1/2; and (iv) a tax-free return of an excess contribution or plan distributions following the death or disability of the shareholder, provided that the shares were purchased prior to death or disability. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from service (i.e., following voluntary or involuntary termination of employment or following retirement). Under no circumstances will the CDSC be waived on redemptions resulting from the termination of a tax-deferred retirement plan, unless such redemptions otherwise qualify for a waiver as described above. In the case of Direct Account and Prudential Securities or Subsidiary Prototype Benefit Plans, the CDSC will be waived on redemptions which represent borrowings from such plans. Shares purchased with amounts used to repay a loan from such plans on which a CDSC was not previously deducted will thereafter be subject to a CDSC without regard to the time such amounts were previously invested. In the case of a 401(k) plan, the

CDSC will also be waived upon the redemption of shares purchased with amounts used to repay loans made from the account to the participant and from which a CDSC was previously deducted.

  SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase. The CDSC will be waived (or reduced) on redemptions until this threshold 12% amount is reached.

  In addition, the CDSC will be waived on redemptions of shares held by a Trustee of the Fund.

  You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares--Waiver of the Contingent Deferred Sales Charge-- Class B Shares" in the Statement of Additional Information.

  WAIVER OF THE CONTINGENT DEFERRED SALES CHARGES--CLASS C SHARES

  PruArray or SmartPath Plans. The CDSC will be waived on redemptions from qualified and non-qualified retirement and deferred compensation plans that participate in the Transfer Agent's PruArray and SmartPath Programs.

CONVERSION FEATURE--CLASS B SHARES

  Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

  Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

  For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different NAVs per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (i.e., $1,000 divided by $2,100 (47.62%) multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

  Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."

  For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

  The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

HOW TO EXCHANGE YOUR SHARES

  AS A SHAREHOLDER OF THE FUND, YOU HAVE AN EXCHANGE PRIVILEGE WITH CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS (THE EXCHANGE PRIVILEGE), INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. CLASS A, CLASS B, CLASS C AND CLASS Z SHARES MAY BE EXCHANGED FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES, RESPECTIVELY, OF ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. No sales charge will be imposed at the time of the exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature--Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information.

  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.

  IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISOR.

  IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

  You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND SHAREHOLDERS SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES LLC, AT THE ADDRESS NOTED ABOVE.

  SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV. (see "Alternative Purchase Plan--Class A Shares--Reduction and Waiver of Initial Sales Charges" above) and for shareholders who qualify to purchase Class Z shares (see "Alternative Purchase Plan--Class Z Shares" above). Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in the account of a shareholder who qualifies to purchase Class A shares at NAV will be automatically exchanged for Class A shares on a quarterly basis, unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities, Prusec or a dealer that they are eligible for this special exchange privilege.

  Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value.

  The Fund reserves the right to reject any exchange order, including exchanges (and market timing transactions) which are of a size and/or frequency engaged in by one or more accounts acting in concert or otherwise, that have or may have an adverse effect on the ability of the Subadviser to manage the portfolio. The determination that such exchanges or activity may have an adverse effect and the determination to reject any exchange order shall be in the discretion of the Manager and the Subadviser.

  The Exchange Privilege is not a right and may be suspended, modified or terminated on 60 days' notice to shareholders.

  FREQUENT TRADING. The Fund and other Prudential Mutual Funds are not intended to serve as vehicles for frequent trading in response to short-term fluctuations in the market. Due to the disruptive effect that market timing investment strategies and excessive trading can have on efficient portfolio management, each Prudential Mutual Fund, including the Fund, reserves the right to refuse purchase orders and exchanges by any person, group or commonly controlled accounts if, in the Manager's sole judgement, such person, group or accounts were following a market timing strategy or were otherwise engaged in excessive trading ("Market Timers").

  To implement this authority to protect the Fund and its shareholders from excessive trading, the Fund will reject all exchanges and purchases from a Market Timer unless the Market Timer has entered into a written agreement with the Fund or its affiliates pursuant to which the Market Timer has agreed to abide by certain procedures, which include a daily dollar limit on trading. The Fund may notify the Market Timer of rejection of an exchange or purchase order subsequent to the day on which the order was placed.

SHAREHOLDER SERVICES

  In addition to the Exchange Privilege, as a shareholder of the Fund, you can take advantage of the following services and privileges:

  . AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS WITHOUT A SALES CHARGE. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.

  . AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP you may make regular purchases of the Fund's shares in amounts as little as $50 via an automatic debit to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.

  . TAX-DEFERRED RETIREMENT PLANS. Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details is available from Prudential Securities or the Transfer Agent. If you are considering adopting such a plan, you should consult with your own legal or tax adviser with respect to the establishment and maintenance of such a plan.

  . SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges."

  . REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. In addition, monthly unaudited financial data is available upon request from the Fund.

  . SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, or by telephone at (800) 225-1852 (toll-free) or, from outside the U.S.A., at
(732) 417-7555 (collect).

  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                       THE PRUDENTIAL MUTUAL FUND FAMILY


  Prudential offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Fund at (800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.









   TAXABLE BOND FUNDS

Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
  Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Mortgage Income Fund, Inc.
Prudential Structured Maturity Fund, Inc.
  Income Portfolio

     TAX-EXEMPT BOND
          FUNDS

Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Yield Series
  Insured Series
  Intermediate Series
Prudential Municipal Series Fund
  Florida Series
  Maryland Series
  Massachusetts Series
  Michigan Series
  New Jersey Series
  New York Series
  North Carolina Series
  Ohio Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.

      GLOBAL FUNDS

Prudential Developing Market Fund
  Developing Markets Equity Fund
  Latin America Equity Fund
Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Limited Maturity Fund, Inc.
  Limited Maturity Portfolio
Prudential Intermediate Global Income Fund, Inc.
Prudential International Bond Fund, Inc.
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
  Global Series
  International Stock Series
The Global Total Return Fund, Inc.
Global Utility Fund, Inc.
     EQUITY FUNDS

Prudential Balanced Fund
Prudential Distressed Securities Fund, Inc.
Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Index Series Fund
  Prudential Bond Market Index Fund
  Prudential Europe Index Fund
  Prudential Pacific Index Fund
  Prudential Small-Cap Index Fund
  Prudential Stock Index Fund
The Prudential Investment Portfolios, Inc.
  Prudential Active Balanced Fund
  Prudential Jennison Growth Fund
  Prudential Jennison Growth & Income Fund
Prudential Mid-Cap Value Fund
Prudential Real Estate Securities Fund
Prudential Small-Cap Quantum Fund, Inc.
Prudential Small Company Value Fund, Inc.
Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund
Prudential 20/20 Focus Fund
  MONEY MARKET FUNDS
 . Taxable Money Market Funds
Cash Accumulation Trust
  Liquid Assets Fund
  National Money Market Fund
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
  Money Market Series
Prudential MoneyMart Assets, Inc.
 . Tax-Free Money Market Funds
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  Connecticut Money Market Series
  Massachusetts Money Market Series
  New Jersey Money Market Series
  New York Money Market Series
 . Command Funds
Command Money Fund
Command Government Fund
Command Tax-Free Fund
 . Institutional Money Market Funds
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell, or a solicita-tion of any offer to buy any of the securities offered hereby in any jurisdic-tion to any person to whom it is unlawful to make such offer in such jurisdiction.
--------------------------------------------------------------------------------
                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
FUND HIGHLIGHTS...........................................................   2
 What are the Fund's Risk Factors and Special Characteristics?............   2
FUND EXPENSES.............................................................   4
HOW THE FUND INVESTS......................................................   5
 Investment Objective and Policies........................................   5
 Special Considerations and Risks of Investing in Developing Market Secu-
   rities.................................................................   7
 Hedging and Return Enhancement Strategies................................   8
 Other Investments and Policies...........................................  10
 Investment Restrictions..................................................  14
HOW THE FUND IS MANAGED...................................................  14
 Manager..................................................................  14
 Distributor..............................................................  15
 Fee Waivers..............................................................  16
 Portfolio Transactions...................................................  16
 Custodian and Transfer and Dividend Disbursing Agent.....................  16
 Year 2000................................................................  16
HOW THE FUND VALUES ITS SHARES............................................  17
HOW THE FUND CALCULATES PERFORMANCE.......................................  17
TAXES, DIVIDENDS AND DISTRIBUTIONS........................................  18
GENERAL INFORMATION.......................................................  20
 Description of Common Stock..............................................  20
 Additional Information...................................................  20
SHAREHOLDER GUIDE.........................................................  21
 How to Buy Shares of the Fund............................................  21
 Alternative Purchase Plan................................................  22
 How to Sell Your Shares..................................................  26
 Conversion Feature--Class B Shares.......................................  29
 How to Exchange Your Shares..............................................  30
 Shareholder Services.....................................................  31
THE PRUDENTIAL MUTUAL FUND FAMILY......................................... A-1

--------------------------------------------------------------------------------

MF179A

             Class A: 74431P108
             Class B: 74431P207
CUSIP Nos.:  Class C: 74431P306
             Class Z: 74431P405

Prudential Latin America Equity Fund

-------------------------------------------------------------------------------

PROSPECTUS DATED JUNE 26, 1998
-------------------------------------------------------------------------------

Prudential Latin America Equity Fund (the Fund) is a series of Prudential Developing Markets Fund, an open-end, diversified, management investment company. The Fund's investment objective is long-term growth of capital. It seeks to achieve this objective by investing primarily in equity related securities of companies domiciled in, or whose principal activities are in, Latin America. "Latin America" is defined as Mexico and all countries located in Central America and South America. See "How the Fund Invests--Investment Objective and Policies." Under normal circumstances, the Fund intends to invest at least 65% of its total assets in such securities. The Fund may also invest in equity related securities of other companies and debt securities, engage in various derivatives transactions, including options on equity securities, stock indices, foreign currencies and futures contracts on foreign currencies, and may purchase and sell futures contracts on foreign currencies, groups of currencies and stock indices so as to hedge its portfolio and to attempt to enhance return. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is
(800) 225-1852.

The Fund is not intended to constitute a complete investment program. Because of its objective and policies, including its emphasis on Latin America, the Fund may be considered of a speculative nature and subject to greater investment risks than are assumed by certain other investment companies that invest solely in securities of U.S. issuers or that do not emphasize investments in a particular global region. See "How the Fund Invests-- Investment Objective and Policies--Special Considerations and Risks of Investing in Latin American Securities."

This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing and is available at the Web site of the Prudential Insurance Company of America (http://www.prudential.com). Additional information about the Fund has been filed with the Securities and Exchange Commission (the Commission) in a Statement of Additional Information, dated June 26, 1998, which information is incorporated herein by reference (is legally considered part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above. The Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund.

-------------------------------------------------------------------------------

Investors are advised to read this Prospectus and retain it for future reference.
-------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                FUND HIGHLIGHTS

 The following summary is intended to highlight certain information contained in the Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

WHAT IS PRUDENTIAL LATIN AMERICA EQUITY FUND?

 Prudential Latin America Equity Fund is a mutual fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is a series of Prudential Developing Markets Fund, an open-end, diversified, management investment company.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

 The Fund's investment objective is long-term growth of capital. It seeks to achieve this objective by investing primarily in equity related securities of Latin American companies. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 5.

WHAT ARE THE FUND'S RISK FACTORS AND SPECIAL CHARACTERISTICS?

 The Fund invests primarily in equity related securities of issuers domiciled in, or whose principal activities are in, Latin America. Unlike a mutual fund that invests on a global basis, the Fund's concentration on Latin American companies can result in more pronounced risks and rewards based upon economic conditions that impact the region more or less than other global regions. Foreign securities in general involve certain risks and considerations not typically associated with investments in U.S. government securities and securities of domestic companies, including political or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls and the risk of currency fluctuations. See "How the Fund Invests--Special Considerations and Risks of Investing in Latin American Securities" at page 7. In addition, the Fund may engage in various hedging and return enhancement strategies, including the use of derivatives transactions. These activities may be considered speculative and may result in higher risks and costs to the Fund. See "How the Fund Invests--Hedging and Return Enhancement Strategies" at page
8. As with an investment in any mutual fund, an investment in this Fund can decrease in value and you can lose money.

WHO MANAGES THE FUND?

 Prudential Investments Fund Management LLC (PIFM or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of 1.25% of the Fund's average daily net assets. As of May 31, 1998, PIFM served as manager or administrator to 67 investment companies, including 45 mutual funds, with aggregate assets of approximately $63 billion. The Prudential Investment Corporation (PIC), doing business as Prudential Investments (PI, the Subadviser or the investment adviser), furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PIFM. See "How the Fund is Managed--Manager" at page 14.

WHO DISTRIBUTES THE FUND'S SHARES?

 Until approximately July 1, 1998, Prudential Securities Incorporated (Prudential Securities or the Distributor), a major securities underwriter and securities and commodities broker, will act as the Distributor of the Fund's Class A, Class B, Class C and Class Z shares. On or about July 1, 1998, Prudential Investment Management Services LLC (the Distributor) will serve as the distributor of the Fund's shares. The Distributor is paid a distribution and service fee with respect to Class A shares which is currently being charged at the annual rate of .25 of 1% of the average daily net assets of the Class A shares and is paid a distribution and service fee with respect to Class B and Class C shares at the annual rate of 1% of the average daily net assets of each of the Class B and Class C shares. The Distributor incurs the expenses of distributing the Fund's Class Z shares under a Distribution Agreement with the Fund, none of which is reimbursed or paid for by the Fund. See "How the Fund is Managed--Distributor" at page 15.

WHAT IS THE MINIMUM INVESTMENT?

 The minimum initial investment is $1,000 per class for Class A and Class B shares and $5,000 for Class C shares. The minimum subsequent investment is $100 for Class A, Class B and Class C shares. Class Z shares are not subject to any minimum investment requirements. There is no minimum investment requirement for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 21 and "Shareholder Guide--Shareholder Services" at page 31.

HOW DO I PURCHASE SHARES?

 You may purchase shares of the Fund through the Distributor or brokers or dealers that have entered into agreements to act as participating or introducing brokers for the Distributor, or directly from the Fund, through its transfer agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent, a dealer or the Distributor plus a sales charge which may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors at net asset value without any sales charge. See "How the Fund Values its Shares" at page 17 and "Shareholder Guide--How to Buy Shares of the Fund" at page 21.

WHAT ARE MY PURCHASE ALTERNATIVES?

 The Fund offers four classes of shares through this Prospectus:

   . Class A Shares: Sold with an initial sales charge of up to 5% of the offering price.
   . Class B Shares: Sold without an initial sales charge but are subject to a contingent deferred sales charge or CDSC (declining from 5% to zero of the lower of the amount invested or the redemption proceeds) which will be imposed on certain redemptions made within six years of purchase. Although Class B shares are subject to higher ongoing distribution-related expenses than Class A shares, Class B shares will automatically convert to Class A shares (which are subject to lower ongoing distribution-related expenses) approximately seven years after purchase.
   . Class C Shares: Sold without an initial sales charge and, for one year after purchase, are subject to a 1% CDSC on redemptions. Like Class B shares, Class C shares are subject to higher ongoing distribution-related expenses than Class A shares but do not convert to another class.
   . Class Z Shares: Sold without either an initial sales charge or CDSC to a limited group of investors. Class Z shares are not subject to any ongoing service or distribution expenses.

 See "Shareholder Guide--Alternative Purchase Plan" at page 22.

HOW DO I SELL MY SHARES?

 You may redeem your shares at any time at the NAV next determined after your dealer, the Distributor or the Transfer Agent receives your sell order. However, the proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares" at page 26. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about selling their Class Z shares.

HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?

 The Fund expects to pay dividends of net investment income, if any, and make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Fund at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 18.

                                 FUND EXPENSES

                         CLASS A SHARES  CLASS B SHARES    CLASS C SHARES    CLASS Z SHARES
                         --------------  --------------    --------------    --------------
SHAREHOLDER TRANSACTION
 EXPENSES+
 Maximum Sales Load
 Imposed on Purchases
 (as a percentage of
 offering price)........       5%             None              None              None
 Maximum Sales Load or
 Deferred Sales Load
 Imposed on Reinvested
 Dividends..............      None            None              None              None
 Maximum Deferred Sales
 Load (as a percentage
 of original purchase
 price or redemption
 proceeds, whichever is
 lower).................      None      5% during the      1% on redemp-          None
                                        first year, de-    tions made
                                        creasing by 1%     within one
                                        annually to 1%     year of pur-
                                        in the fifth       chase
                                        and sixth years
                                        and 0% the sev-
                                        enth year*
 Redemption Fees........      None            None              None              None
 Exchange Fee...........      None            None              None              None
ANNUAL FUND OPERATING
EXPENSES
(as a percentage of      CLASS A SHARES  CLASS B SHARES    CLASS C SHARES    CLASS Z SHARES
average net assets)      -------------- ---------------  ------------------  --------------
 Management Fees .......      1.25%           1.25%             1.25%             1.25%
 12b-1 Fees+............       .25++          1.00              1.00              None
 Other Expenses.........       .50             .50               .50               .50%
                              ----            ----              ----              ----
 Total Fund Operating
 Expenses...............      2.00%++         2.75%             2.75%             1.75%
                              ====            ====              ====              ====

                                                                1 YEAR 3 YEARS
EXAMPLE                                                         ------ -------
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:
 Class A.......................................................  $69    $110
 Class B.......................................................  $78    $115
 Class C.......................................................  $38    $ 85
 Class Z ......................................................  $18    $ 55
You would pay the following expenses on the same investment, assuming no redemption:
 Class A.......................................................  $69    $110
 Class B.......................................................  $28    $ 85
 Class C.......................................................  $28    $ 85
 Class Z ......................................................  $18    $ 55

The above example is based on anticipated data for the Fund's fiscal year ending May 31, 1999. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in the Fund will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." "Other Expenses" includes estimated operating expenses of the Fund for the current fiscal year, which ends May 31, 1999, such as Trustees' and professional fees, registration fees, reports to shareholders, transfer agency and custodian (domestic and foreign) fees and miscellaneous fees, but excludes foreign withholding taxes.

------------
 * Class B shares will automatically convert to Class A shares approximately seven years after purchase. See "Shareholder Guide--Conversion Feature-- Class B Shares."
 + Pursuant to rules of the National Association of Securities Dealers, Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Fund may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on each class of the Fund rather than on a per shareholder basis. Therefore, long-term shareholders of the Fund may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed--Distributor."
++ Although the Class A Distribution and Service Plan provides that the Fund may pay up to an annual rate of .30 of 1% of average daily net assets of the Class A shares, the Distributor has agreed to limit its distribution fee with respect to Class A shares of the Fund to .25 of 1% of the average daily net asset value of the Class A shares for the fiscal year ending May 31, 1999. Total operating expenses of Class A shares without such limitation would be 2.05%. See "How the Fund is Managed--Distributor."

                             HOW THE FUND INVESTS


INVESTMENT OBJECTIVE AND POLICIES

  THE FUND'S INVESTMENT OBJECTIVE IS LONG-TERM GROWTH OF CAPITAL. THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING PRIMARILY IN EQUITY RELATED SECURITIES OF COMPANIES DOMICILED IN, OR DOING BUSINESS PRINCIPALLY IN, LATIN AMERICA. UNDER NORMAL CIRCUMSTANCES, THE FUND WILL INVEST AT LEAST 65% OF ITS TOTAL ASSETS IN EQUITY RELATED SECURITIES OF LATIN AMERICAN ISSUERS. THERE CAN BE NO ASSURANCE THAT THE FUND'S INVESTMENT OBJECTIVE WILL BE ACHIEVED. See "Investment Objective and Policies" in the Statement of Additional Information.

  THE FUND'S INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE FUND'S OUTSTANDING VOTING SECURITIES, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). FUND POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE BOARD OF TRUSTEES WITHOUT SHAREHOLDER APPROVAL.

  For purposes of this Prospectus, "securities of Latin American issuers" and "Latin American securities" are defined as: (i) securities of companies the principal securities trading market for which is located in Latin America;
(ii) securities, traded in any market, of companies that derive 50% or more of their total revenue from either goods or services produced in Latin America or sales made in Latin America; (iii) securities of companies organized under the laws of, and with a principal office in, Latin America; or (iv) securities issued or guaranteed by the government of a country in Latin America, its agencies or instrumentalities, political subdivisions or the central bank of such a country. As used in this Prospectus, "Latin America" is defined as Mexico and all countries located in Central America and South America, including Argentina, Brazil, Chile, Columbia, Peru and Venezuela. "Equity related securities," as used in this Prospectus, generally refers to common stock, preferred stock, warrants or rights to purchase or to subscribe to such securities, as well as sponsored or unsponsored American Depositary Receipts
(ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs and, collectively with ADRs and EDRs, Depositary Receipts), convertible securities, trust certificates, limited partnership interests and equity participations. See "Other Investments and Policies--Depositary Receipts."

  Determinations as to the eligibility of any security to be included in the Fund's portfolio will be made by the Fund's investment adviser, under the supervision of the Fund's Manager and Board of Trustees, based upon publicly available information and inquiries made to the issuer of such security.

  As with an investment in any mutual fund, an investment in this Fund can decrease in value and you can lose money.

  LATIN AMERICAN COMPANIES

  The Fund's investment adviser intends to invest in the equity related securities of Latin American issuers in countries in which it believes investing is feasible and does not involve undue political risk. The issuers considered by the investment adviser may have varying levels of net worth and may include companies with small market capitalizations whose securities may be more volatile than securities offered by companies with greater market capitalizations or with higher levels of net worth.

  In analyzing companies for investment, the investment adviser ordinarily looks for one or more of the following characteristics: prospects for above-average earnings per share growth; high return on invested capital; healthy balance sheets; sound financial and accounting policies; overall financial strength; strong competitive advantages; effective research and product development and marketing; efficient service; pricing flexibility; strength of management; and general operating characteristics which will enable the companies to compete successfully in their marketplace--all in relation to the prevailing prices of the securities of such companies.

  CERTAIN LATIN AMERICAN COUNTRIES, SUCH AS ARGENTINA, BRAZIL AND MEXICO, ARE SOME OF THE WORLD'S LARGEST DEBTORS TO COMMERCIAL BANKS AND FOREIGN GOVERNMENTS, WHICH CAN RESULT IN GREATER INVESTMENT RISK IF SUCH

COUNTRIES DECLARE MORATORIA ON THE PAYMENT OF PRINCIPAL OR INTEREST OF THEIR DEBT OBLIGATIONS OR INSTITUTE ECONOMIC REFORMS, AS HAS HAPPENED WITH RESPECT TO CERTAIN LATIN AMERICAN COUNTRIES. IN ADDITION, MOST LATIN AMERICAN COUNTRIES HAVE EXPERIENCED SUBSTANTIAL, AND IN SOME PERIODS EXTREMELY HIGH, RATES OF INFLATION FOR MANY YEARS, THOUGH IN MANY SUCH COUNTRIES GOVERNMENTAL POLICIES DESIGNED TO REDUCE INFLATION HAVE BEEN EFFECTIVE. THERE CAN BE NO ASSURANCE THAT HIGH RATES OF INFLATION WILL NOT CONTINUE OR WILL NOT RETURN IN THOSE COUNTRIES WHERE IT HAS BEEN REDUCED. INFLATION AND RAPID FLUCTUATIONS IN INFLATION RATES HAVE HAD AND MAY CONTINUE TO HAVE VERY NEGATIVE EFFECTS ON THE ECONOMIES OF CERTAIN LATIN AMERICAN COUNTRIES AND ON THE PRICES FOR SECURITIES OF ISSUERS LOCATED THEREIN.

  THERE ARE CERTAIN RISKS ASSOCIATED WITH INVESTING IN SECURITIES OF LATIN AMERICAN COMPANIES IN GENERAL AND SMALLER LATIN AMERICAN COMPANIES IN PARTICULAR. THE FUND INVESTS PRIMARILY IN SECURITIES OF LATIN AMERICAN ISSUERS AND, UNLIKE A FUND THAT INVESTS ON A GLOBAL BASIS, ECONOMIC CONDITIONS THAT IMPACT LATIN AMERICA SPECIFICALLY CAN RESULT IN MORE PRONOUNCED RISKS OR REWARDS TO INVESTORS. INSOFAR AS THE FUND INVESTS IN THE SECURITIES OF SMALLER COMPANIES, THERE ARE ADDITIONAL RISKS THAT THE MARKET PRICES OF SUCH SECURITIES WILL BE MORE VOLATILE THAN THOSE OF LARGER COMPANIES. BECAUSE SMALLER COMPANIES USUALLY HAVE FEWER SHARES OUTSTANDING THAN LARGER COMPANIES, IT MAY BE MORE DIFFICULT FOR THE FUND TO BUY OR SELL SIGNIFICANT AMOUNTS OF SUCH SHARES WITHOUT AN UNFAVORABLE IMPACT ON PREVAILING MARKET PRICES. THERE IS TYPICALLY LESS PUBLICLY AVAILABLE INFORMATION CONCERNING SMALLER COMPANIES THAN FOR LARGER, MORE ESTABLISHED ONES. BECAUSE SMALLER COMPANIES TYPICALLY HAVE SMALLER PRODUCT LINES AND COMMAND A SMALLER MARKET SHARE THAN DO LARGER COMPANIES, SMALLER COMPANIES MAY BE MORE VULNERABLE TO FLUCTUATIONS IN THE ECONOMIC CYCLE. See "Special Considerations and Risks of Investing in Latin American Securities" below.

  GENERAL

  THE FUND MAY INVEST IN SECURITIES NOT LISTED ON SECURITIES EXCHANGES. These securities will generally have an established market (such as the over-the-counter market), the depth and liquidity of which may vary from time to time and from security to security. The Fund may also hold up to 15% of its net assets (determined at the time of investment) in restricted securities or other securities that have a limited market. See "Other Investments and Policies--Illiquid Securities" below.

  The Fund intends to invest primarily in equity related securities of companies domiciled in, or doing business principally in, Latin America. Latin American countries may have relatively unstable governments, economies based only on a few industries and securities markets that trade a limited number of securities. Securities of issuers located in these countries tend to have volatile prices and offer the potential for substantial loss as well as gain. In addition, these securities may be less liquid than investments in securities of issuers whose principal activities are in more established markets as a result of inadequate trading volume or restrictions on trading imposed by the governments or securities exchanges of such countries. See "Special Considerations and Risks of Investing in Latin American Securities" below.

  THE FUND INTENDS TO INVEST AT LEAST 65% OF ITS TOTAL ASSETS IN EQUITY RELATED SECURITIES OF LATIN AMERICAN ISSUERS. UNDER NORMAL CIRCUMSTANCES, THE REMAINDER OF THE FUND'S INVESTMENTS MAY BE IN OTHER SECURITIES OR INVESTMENT VEHICLES, INCLUDING EQUITY RELATED SECURITIES OF OTHER COMPANIES AND DEBT SECURITIES (INCLUDING MONEY MARKET INSTRUMENTS) OF FOREIGN AND DOMESTIC COMPANIES, OR THE FUND MAY ENGAGE IN VARIOUS DERIVATIVES TRANSACTIONS, INCLUDING OPTIONS ON EQUITY SECURITIES, STOCK INDICES, FOREIGN CURRENCIES AND FUTURES CONTRACTS ON FOREIGN CURRENCIES, AND MAY PURCHASE AND SELL FUTURES CONTRACTS ON FOREIGN CURRENCIES, GROUPS OF CURRENCIES AND STOCK INDICES SO AS TO HEDGE ITS PORTFOLIO AND TO ATTEMPT TO ENHANCE RETURN. IN ADDITION, THE FUND MAY (I) PURCHASE SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS, (II) MAKE SHORT SALES AGAINST-THE-BOX AND (III) ENTER INTO REPURCHASE AGREEMENTS. THE FUND MAY FROM TIME TO TIME LEND ITS PORTFOLIO SECURITIES TO BROKERS OR DEALERS, BANKS OR OTHER RECOGNIZED INSTITUTIONAL BORROWERS OF SECURITIES AND MAY INVEST TO A LIMITED EXTENT IN SECURITIES OF COMPANIES THAT HAVE BEEN IN EXISTENCE FOR LESS THAN THREE YEARS, IN SECURITIES FOR WHICH MARKET QUOTATIONS ARE NOT READILY AVAILABLE AND IN SECURITIES OF OTHER REGISTERED INVESTMENT COMPANIES. SEE "INVESTMENT RESTRICTIONS" IN THE STATEMENT OF ADDITIONAL INFORMATION.

  When conditions dictate a temporary defensive strategy (which during periods of market volatility could be for an extended period of time), the Fund may invest in money market instruments (including repurchase agreements maturing in seven days or less) without limit. The Fund will only invest in money market instruments that are rated, or are issued by companies that have outstanding debt securities rated, at least C by S&P or Moody's, commercial paper rated at least A-2 or Prime-2 by S&P or Moody's, respectively, or in unrated securities of issuers that the Fund's investment adviser has determined to be of comparable quality.

SPECIAL CONSIDERATIONS AND RISKS OF INVESTING IN LATIN AMERICAN SECURITIES

  LATIN AMERICAN SECURITIES INVOLVE CERTAIN RISKS WHICH SHOULD BE CONSIDERED CAREFULLY BY AN INVESTOR IN THE FUND. THESE RISKS INCLUDE POLITICAL OR ECONOMIC INSTABILITY IN THE COUNTRIES IN WHICH THE ISSUER'S PRINCIPAL ACTIVITIES TAKE PLACE, THE DIFFICULTY OF PREDICTING INTERNATIONAL TRADE PATTERNS, THE POSSIBILITY OF IMPOSITION OF EXCHANGE CONTROLS AND THE RISK OF CURRENCY FLUCTUATIONS. Such securities may be, and in the recent past have been, subject to greater fluctuations in price than securities issued by U.S. corporations; securities issued or guaranteed by the U.S. Government, its instrumentalities or agencies; or securities of companies in other global regions. In addition, there may be less publicly available information about a Latin American company than about a domestic company. Foreign companies, including Latin American companies, generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies in Latin America than in the United States and an increased risk, therefore, of uninsured loss due to lost, stolen or counterfeit stock certificates. Certain countries may have only one securities depository which, if the Fund decides to invest in securities that are located at such depository, may result in risks to the Fund that cannot be avoided. With respect to certain Latin American countries, there is a possibility of expropriation, nationalization, confiscatory taxation or diplomatic developments which could affect investment in those countries. In the event of a default on debt obligations of Latin American issuers, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities. The Fund may encounter difficulties or be unable to vote proxies, exercise shareholder rights, pursue legal remedies and obtain judgments in foreign courts. Also, some countries may withhold portions of income and dividends at the source. Finally, developing markets may have increased risks associated with clearance and settlement as well as increased costs for commissions, custodial services and other items associated with making an investment. Delays in settlement could result in periods of uninvested assets, missed investment opportunities or losses to the Fund.

  ALTHOUGH THE FUND INTENDS TO INVEST PRIMARILY IN EQUITY RELATED SECURITIES, IT MAY INVEST FROM TIME TO TIME IN DEBT SECURITIES OF LATIN AMERICAN ISSUERS. In many instances, debt securities of Latin American issuers may provide higher yields than securities of domestic issuers which have similar maturities and are of similar quality. Under certain market conditions these investments may be less liquid than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. Government, its instrumentalities or agencies.

  Shareholders should be aware that investing in the equity and fixed-income markets of Latin American countries involves exposure to economies that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries and have often experienced extremely high rates of inflation.

  Many Latin American countries have economies based on only a few commodities or industries and securities markets that trade infrequently or with low levels of volume. Additionally, some Latin American countries may also restrict the extent to which foreign investors may invest in their securities markets or in a particular company.

  IF A SECURITY IS DENOMINATED IN A FOREIGN CURRENCY, IT WILL BE AFFECTED BY CHANGES IN CURRENCY EXCHANGE RATES AND IN EXCHANGE CONTROL REGULATIONS, AND COSTS WILL BE INCURRED IN CONNECTION WITH CONVERSIONS BETWEEN

CURRENCIES. IN ADDITION, IF A SECURITY IS DENOMINATED IN U.S. DOLLARS, THE ABILITY OF THE ISSUER TO REPAY MAY BE SUBSTANTIALLY IMPAIRED BY DEVALUATION AND THE COUNTRY'S AVAILABLE FOREIGN EXCHANGE RESERVES. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's securities denominated in that currency. Such changes also will affect the Fund's income and distributions to shareholders. In addition, although the Fund will receive income in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make such distributions, particularly in instances in which the amount of income the Fund is required to distribute is not immediately reduced by the decline in such currency. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the amount of such currency at the time they were incurred. The Fund may, but need not, enter into futures contracts on foreign currencies, forward foreign currency exchange contracts and options on foreign currencies for hedging purposes, including: locking-in the U.S. dollar price of the purchase or sale of securities denominated in a foreign currency; locking-in the U.S. dollar equivalent of interest or dividends to be paid on such securities which are held by the Fund; and protecting the U.S. dollar value of such securities which are held by the Fund.

HEDGING AND RETURN ENHANCEMENT STRATEGIES

  THE FUND MAY ENGAGE IN VARIOUS PORTFOLIO STRATEGIES, INCLUDING PURCHASING AND SELLING DERIVATIVES, TO REDUCE CERTAIN RISKS OF ITS INVESTMENTS AND TO ATTEMPT TO ENHANCE RETURN, BUT NOT FOR SPECULATION. THESE STRATEGIES CURRENTLY INCLUDE THE USE OF OPTIONS, FORWARD CURRENCY EXCHANGE CONTRACTS AND FUTURES CONTRACTS AND OPTIONS THEREON. The Fund, and thus investors, may lose money through any unsuccessful use of these strategies. The Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. See "Investment Objective and Policies" and "Taxes, Dividends and Distributions" in the Statement of Additional Information. New financial products and risk management techniques continue to be developed, and the Fund may use these new investments and techniques to the extent consistent with its investment objective and policies.

  OPTIONS TRANSACTIONS

  THE FUND MAY PURCHASE AND WRITE (I.E., SELL) PUT AND CALL OPTIONS ON SECURITIES, FINANCIAL INDICES AND CURRENCIES THAT ARE TRADED ON U.S. OR FOREIGN SECURITIES EXCHANGES OR IN THE OVER-THE-COUNTER MARKET TO ATTEMPT TO ENHANCE RETURN OR TO HEDGE THE FUND'S PORTFOLIO. These options will be on equity securities, financial indices (e.g., the S&P 500) and foreign currencies. The Fund may write covered put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities (or currencies) it intends to purchase. The Fund may also purchase put and call options to offset previously written put and call options of the same series. See "Investment Objective and Policies--Options Transactions" in the Statement of Additional Information.

  A CALL OPTION GIVES THE PURCHASER, IN EXCHANGE FOR A PREMIUM PAID, THE RIGHT, FOR A SPECIFIED PERIOD OF TIME, TO PURCHASE THE SECURITIES OR CURRENCY SUBJECT TO THE OPTION AT A SPECIFIED PRICE (THE EXERCISE PRICE OR STRIKE PRICE). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver to the purchaser, depending upon the terms of the option contract, the underlying securities or currency upon receipt of the exercise price or a specified amount of cash. When the Fund writes a call option, it gives up the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open.

  A PUT OPTION GIVES THE PURCHASER, IN RETURN FOR A PREMIUM, THE RIGHT, FOR A SPECIFIED PERIOD OF TIME, TO SELL THE SECURITIES OR CURRENCY SUBJECT TO THE OPTION TO THE WRITER OF THE PUT AT THE SPECIFIED EXERCISE PRICE. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price or deliver a specified amount of cash to the purchaser. The Fund might, therefore, be obligated to purchase the underlying securities or currency for more than their current market price.

  THE FUND WILL WRITE ONLY "COVERED" OPTIONS. A written option is covered if, as long as the Fund is obligated under the option, (i) it owns an offsetting position in the underlying security or currency or (ii) it maintains in a segregated account cash or other liquid assets in an amount equal to or greater than its obligation under the option. The value of covered options that the Fund may write is limited to 35% of its total assets. When the Fund writes a "covered" option as described in (i) in the first sentence of this paragraph, its losses are limited because it owns an offsetting position of the underlying security or currency. When the Fund otherwise writes an option, its losses are potentially unlimited. See "Investment Objective and Policies-- Options Transactions" in the Statement of Additional Information.

  OPTIONS ON SECURITIES INDICES ARE SIMILAR TO OPTIONS ON EQUITY SECURITIES, EXCEPT THAT THE EXERCISE OF SECURITIES INDEX OPTIONS REQUIRES CASH PAYMENTS AND DOES NOT INVOLVE THE ACTUAL PURCHASE OR SALE OF SECURITIES. Rather than the right to take or make delivery of the securities at a specified price, an option on a securities index gives the holder the right, in return for a premium paid, to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of an index option, in return for the premium, is obligated to pay the amount of cash due upon exercise of the option.

  The Fund may purchase and sell put and call options on securities indices for hedging against a decline in the value of the securities owned by the Fund or against an increase in the market value of the type of securities in which the Fund may invest. Securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Purchasing or selling securities index options is subject to the risk that the value of its portfolio securities may not change as much as or more than the index because the Fund's investments generally will not match the composition of the index. See "Investment Objective and Policies--Risks of Options on Indices" in the Statement of Additional Information.

  OVER-THE-COUNTER OPTIONS. THE FUND MAY ALSO PURCHASE AND WRITE (I.E., SELL) PUT AND CALL OPTIONS ON SECURITIES, SECURITIES INDICES AND CURRENCIES IN THE OVER-THE-COUNTER MARKET (OTC OPTIONS). Unlike exchange-traded options, OTC options are contracts between the Fund and its counterparty without the interposition of any clearing organization. Thus, the value of an OTC option is particularly dependent on the financial viability of the OTC counterparty. The Fund's ability to purchase and write OTC options may be limited by market conditions, regulatory limits and tax considerations. There are certain risks associated with investments in OTC options. See "Investment Objective and Policies--Special Risks of OTC Options" in the Statement of Additional Information.

  FORWARD CURRENCY EXCHANGE CONTRACTS

  THE FUND MAY ENTER INTO FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS TO PROTECT THE VALUE OF ITS PORTFOLIO AGAINST FUTURE CHANGES IN THE LEVEL OF CURRENCY EXCHANGE RATES. The Fund may enter into such contracts on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract, at a price set on the date of the contract.

  THE FUND'S DEALINGS IN FORWARD CONTRACTS WILL BE LIMITED TO HEDGING INVOLVING EITHER SPECIFIC TRANSACTIONS OR PORTFOLIO POSITIONS. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency or in a currency bearing a substantial correlation to the value of that currency (a cross hedge). Although there are no limits on the number of forward contracts which the Fund may enter into, the Fund may not position hedge (including cross hedges) with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of the foreign currency) of the securities held in its portfolio denominated or quoted in, or currently convertible into, such currency. See "Investment Objective and Policies--Risks Related to Forward Currency Exchange Contracts" in the Statement of Additional Information.

  FUTURES CONTRACTS AND OPTIONS THEREON

  THE FUND MAY PURCHASE AND SELL FINANCIAL FUTURES CONTRACTS AND OPTIONS THEREON WHICH ARE TRADED ON A COMMODITIES EXCHANGE OR BOARD OF TRADE FOR CERTAIN HEDGING AND RISK MANAGEMENT PURPOSES AND TO ATTEMPT TO ENHANCE RETURN IN ACCORDANCE WITH REGULATIONS OF THE COMMODITY FUTURES TRADING COMMISSION. The Fund, and thus investors, may lose money through any unsuccessful use of these strategies. These futures contracts and options thereon will be on financial indices and foreign currencies or groups of foreign currencies. A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currency at a set price for delivery in the future. A stock index futures contract is an agreement in which one party agrees to deliver to another an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks is made. The Fund may purchase and sell stock index futures or related options as a hedge against changes in market conditions.

  UNDER REGULATIONS OF THE COMMODITY EXCHANGE ACT, INVESTMENT COMPANIES REGISTERED UNDER THE INVESTMENT COMPANY ACT ARE EXEMPT FROM THE DEFINITION OF "COMMODITY POOL OPERATOR," SUBJECT TO COMPLIANCE WITH CERTAIN CONDITIONS. THE EXEMPTION IS CONDITIONED UPON THE FUND'S PURCHASING AND SELLING FUTURES CONTRACTS AND OPTIONS THEREON FOR BONA FIDE HEDGING TRANSACTIONS, EXCEPT THAT THE FUND MAY PURCHASE AND SELL FUTURES CONTRACTS AND OPTIONS THEREON FOR ANY OTHER PURPOSE TO THE EXTENT THAT THE AGGREGATE INITIAL MARGIN AND OPTION PREMIUMS DO NOT EXCEED 5% OF THE LIQUIDATION VALUE OF THE FUND'S TOTAL ASSETS. THE VALUE OF ALL FUTURES CONTRACTS SOLD WILL NOT EXCEED 35% OF THE FUND'S TOTAL ASSETS.

  THE FUND'S SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON DEPENDS UPON THE INVESTMENT ADVISER'S ABILITY TO PREDICT THE DIRECTION OF THE MARKET AND REQUIRES SKILLS AND TECHNIQUES DIFFERENT FROM THOSE USED IN SELECTING PORTFOLIO SECURITIES. The correlation between movements in the price of a futures contract and movements in the index or price of the currency being hedged is imperfect, and there is a risk that the value of the index or currency being hedged may increase or decrease at a greater rate than the related futures contract, resulting in losses to the Fund. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of futures contracts or options thereon may vary, either up or down, from the previous day's settlement price. These daily limits may restrict the Fund's ability to purchase or sell certain futures contracts or options thereon on any particular day.

  The Fund's ability to enter into or close out futures contracts and options thereof is limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company. See "Taxes, Dividends and Distributions" In the Statement of Additional Information.

  RISKS OF HEDGING AND RETURN ENHANCEMENT STRATEGIES

  PARTICIPATION IN THE OPTIONS OR FUTURES MARKETS AND IN CURRENCY EXCHANGE TRANSACTIONS INVOLVES INVESTMENT RISKS AND TRANSACTION COSTS TO WHICH THE FUND WOULD NOT BE SUBJECT ABSENT THE USE OF THESE STRATEGIES. THE FUND, AND THUS INVESTORS, MAY LOSE MONEY THROUGH ANY UNSUCCESSFUL USE OF THESE STRATEGIES. If the investment adviser's predictions of movements in the direction of securities, foreign currencies and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency exchange contracts and futures contracts and options thereon include (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets;
(2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with hedging transactions. See "Taxes, Dividends & Distributions" in the Statement of Additional Information.

OTHER INVESTMENTS AND POLICIES


  DEPOSITARY RECEIPTS

  ADRs are depositary receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts also involve the risks of other investments in foreign securities, as discussed above. For purposes of the Fund's investment policies, the Fund's investments in depositary receipts will be deemed to be investments in the underlying securities.

  CONVERTIBLE SECURITIES

  A convertible security is a bond or preferred stock which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation dependent upon a market price advance in the convertible security's underlying common stock.

  In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

  Convertible debt securities in which the Fund may invest must comply with the quality restrictions for debt securities described below. See "Other Investments--Debt Securities Including Investment Grade Securities and High Yield Debt Securities (Junk Bonds)."

  WHEN-ISSUED OR DELAYED DELIVERY SECURITIES

  The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Fund's Custodian will maintain, in a segregated account of the Fund, cash or other liquid assets, marked-to-market daily, having a value equal to or greater than the Fund's purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value. See "Investment Objective and Policies--When Issued or Delayed Delivery Securities" in the Statement of Additional Information.

  REPURCHASE AGREEMENTS

  The Fund may enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The repurchase date is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of the instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss. The Fund participates in a joint repurchase account with other investment companies managed by Prudential Investments Fund Management LLC pursuant to an order of the Securities and Exchange Commission (SEC). See "Investment Objective and Policies--Repurchase Agreements" in the Statement of Additional Information

  SECURITIES LENDING

  The Fund may lend its portfolio securities to brokers or dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash or other liquid assets in a segregated account or secures an irrevocable letter of credit in favor of the Fund in an amount equal to at least 100%, determined daily, of the market value of the securities loaned pursuant to applicable regulations. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed upon amount of interest income from the borrower. As an operating policy that may be changed without shareholder approval, the Fund will not lend more than 30% of the value of its total assets. The Fund may pay reasonable administration and custodial fees in connection with a loan. See "Investment Objective and Policies--Lending of Portfolio Securities" in the Statement of Additional Information.

  INVESTMENT FUNDS

  Certain developing markets are closed in whole or in part to equity investments by foreigners except through specifically authorized investment funds. Securities of other investment companies may be acquired by the Fund to the extent permitted by the Investment Company Act. As a shareholder in an investment fund, the Fund would bear not only its share of that investment fund's expenses, including its investment advisory fee and other operating fees, but also its own investment advisory fee and other operating expenses.

  ILLIQUID SECURITIES

  The Fund may hold up to 15% of its net assets (determined at the time of investment) in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets either within or outside of the United States. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act), and privately placed commercial paper that have a readily available market are not considered illiquid for purposes of this limitation. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Trustees. The Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. See "Investment Objective and Policies--Illiquid Securities" in the Statement of Additional Information. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

  The staff of the SEC has taken the position that purchased OTC Options and the assets used as "cover" for written OTC Options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the OTC Option. The exercise of such an option ordinarily would involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as "cover" as "liquid."

  DEBT SECURITIES INCLUDING INVESTMENT GRADE SECURITIES AND HIGH YIELD DEBT SECURITIES (JUNK BONDS)

  The Fund may hold up to 35% of its total assets in debt securities rated at least C by S&P or Moody's or, if unrated, determined to be of comparable quality by the investment adviser. As an operating policy, which may be changed without shareholder approval, the Fund will not invest more than 10% of its total assets in debt securities rated BBB or lower by S&P or Baa or lower by Moody's or, if unrated, debt securities that the Fund's investment adviser has determined to be of comparable quality. Subsequent to its purchase by the Fund, a security may be assigned a lower rating or cease to be rated. Such an event would not require the elimination of the issue from the portfolio, but the investment adviser will consider such an event in determining whether the Fund should continue to hold the security in its portfolio. Securities rated Baa by Moody's, although considered to be investment grade, lack outstanding investment characteristics and, in fact, have speculative characteristics. Bonds rated C by S&P are of the lowest quality and may be used when the issuer has filed a bankruptcy petition, but debt payments are still being made. Moody's lowest rating is C, which is applied to bonds that have extremely poor prospects of ever attaining any real investment standing. See "Description of Security Ratings" in the Appendix I to Statement of Additional Information.


  The Fund may also invest in certain debt obligations customarily referred to as "Brady Bonds," which are created in connection with debt restructuring through the exchange of existing commercial bank loans to sovereign entities for new obligations. Investments in Brady Bonds are generally considered speculative and many Brady Bonds are rated below investment grade. As noted above, the Fund does not currently intend to invest more than 10% of its assets in debt securities, including Brady Bonds, rated lower than Baa by Moody's or BBB by S&P. See "Investment Objective and Policies--Brady Bonds" and "Description of Security Ratings" in the Appendix I to Statement of Additional Information.

  Lower-rated debt securities, including securities rated from BB to C by S&P or Ba to C by Moody's or, if unrated, of comparable quality in the opinion of the investment adviser, will usually offer higher yields than higher-rated securities. However, there is more risk associated with lower-rated debt securities due to the reduced creditworthiness and increased likelihood of default that these securities carry. Lower-rated debt securities generally tend to reflect short-term corporate and market developments to a greater extent than higher-rated securities that react primarily to fluctuations in the general level of interest rates. In addition, lower-rated debt securities tend to demonstrate greater sensitivity to significant increases or decreases in the level of interest rates. Also, since there may be fewer investors in lower-rated debt securities, it may be more difficult to dispose of such securities at times advantageous to the Fund.

  The risk of loss due to default by the issuer of lower-rated securities is significantly greater because such securities are usually unsecured and are often subordinated to other obligations of the issuer. During an economic downturn or a sustained period of rising interest rates, issuers of lower-rated debt securities that are either highly leveraged companies or companies in cyclically sensitive industries may experience deteriorated cash flow or other financial stress that impairs the ability of the issuer to meet its obligation to pay principal and interest to bondholders on a timely basis. When the issuer of a lower-rated debt security that is included in the Fund's investment portfolio is unable to honor its payment obligations to bondholders, the Fund's net asset value may be adversely affected. In addition, the Fund may incur additional expenses if it seeks recovery upon a default in the payment of principal and interest on a debt security.

  BORROWING

  The Fund may borrow an amount equal to no more than 33 1/3% of the value of its total assets (computed at the time the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. Asset coverage for borrowings must be maintained at 300% at all times. The Fund may pledge up to 20% of its total assets to secure these borrowings. If the Fund borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. This is the speculative factor known as "leverage." The Fund does not currently intend to borrow money in order to invest in securities. See "Investment Restrictions" in the Statement of Additional Information.

  PORTFOLIO TURNOVER

  As a result of the Fund's investment policies, the portfolio turnover rate is not expected to exceed 250%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. High portfolio turnover (100% or more) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income. See "Taxes, Dividends and Distributions."

INVESTMENT RESTRICTIONS

  The Fund is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.


                            HOW THE FUND IS MANAGED


  THE FUND HAS A BOARD OF TRUSTEES WHICH, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDES UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.

MANAGER

  PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM OR THE MANAGER), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF 1.25% OF THE FUND'S AVERAGE DAILY NET ASSETS. PIFM IS ORGANIZED IN NEW YORK AS A LIMITED LIABILITY COMPANY.

  PIFM may from time to time waive its management fee (or a portion thereof) and subsidize operating expenses of the Fund. See "Fund Expenses." The Fund is not required to reimburse PIFM for such fee waiver or expense subsidy. Fee waivers and expense subsidies will increase the Fund's total return. See "How the Fund Calculates Performance."

  As of May 31, 1998, PIFM served as the manager to 45 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies, with aggregate assets of approximately $65 billion.

  UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PIFM MANAGES THE INVESTMENT OPERATIONS OF THE FUND AND ALSO ADMINISTERS THE FUND'S CORPORATE AFFAIRS. See "Manager" in the Statement of Additional Information.

  UNDER A SUBADVISORY AGREEMENT BETWEEN PIFM AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC), DOING BUSINESS AS PRUDENTIAL INVESTMENTS (PI, THE SUBADVISER OR THE INVESTMENT ADVISER), PI FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PIFM FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. Under the Management Agreement, PIFM continues to have responsibility for all investment advisory services and supervises PI's performance of such services.

  The Fund's portfolio has been managed since its inception by a team of investment professionals led by Maria Elena Carrion. Ms. Carrion oversees the investment process and manages the overall regional and country allocations of the Fund. Ms. Carrion has been employed by PIC since 1997. Prior to joining PIC, Ms. Carrion was employed by Bankers Trust Company as a portfolio manager beginning in April 1993. From June 1991 to April 1993, she was employed by Latin American Securities (London). Ms. Carrion is a Chartered Financial Analyst.

  PIFM and PIC are wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company.

DISTRIBUTOR

  PRUDENTIAL SECURITIES INCORPORATED (PRUDENTIAL SECURITIES OR THE DISTRIBUTOR), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND, UNTIL APPROXIMATELY JULY 1, 1998, SERVES AS THE DISTRIBUTOR OF THE SHARES OF THE FUND. IT IS AN INDIRECT, WHOLLY-OWNED SUBSIDIARY OF PRUDENTIAL. ON OR ABOUT JULY 1, 1998, PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC (THE DISTRIBUTOR), THREE GATEWAY CENTER, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, WILL BEGIN ACTING AS THE FUND'S DISTRIBUTOR. PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC IS A LIMITED LIABILITY COMPANY ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND IS A WHOLLY-OWNED SUBSIDIARY OF PRUDENTIAL.

  UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS (THE CLASS A PLAN, THE CLASS B PLAN AND THE CLASS C PLAN, COLLECTIVELY, THE PLANS) ADOPTED BY THE FUND UNDER RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), THE DISTRIBUTOR INCURS THE EXPENSES OF DISTRIBUTING THE FUND'S CLASS A, CLASS B AND CLASS C SHARES. The Distributor also incurs the expenses of distributing the Fund's Class Z shares under the Distribution Agreement, none of which is reimbursed by or paid for by the Fund. These expenses include commissions and account servicing fees paid to, or on account of, financial advisers of Prudential Securities and representatives of Pruco Securities Corporation (Prusec), an affiliated broker-dealer, commissions and account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor, Prudential Securities and Prusec associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

  Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

  UNDER THE CLASS A PLAN, THE FUND MAY PAY THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS A SHARES AT AN ANNUAL RATE OF UP TO .30 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES. The Class A Plan provides that up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and other distribution fees. The Distributor has voluntarily agreed to limit its distribution-related fees payable under the Class A Plan to .25% of the average daily net assets of the Class A shares. This voluntary waiver may be terminated at any time by the Distributor without notice.

   UNDER THE CLASS B AND CLASS C PLANS, THE FUND PAYS THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS B AND CLASS C SHARES AT AN ANNUAL RATE OF UP TO 1% OF THE AVERAGE DAILY NET ASSETS OF EACH OF THE CLASS B AND CLASS C SHARES. The Class B and Class C Plans provide for the payment to Prudential Securities of (i) an asset-based sales charge of .75 of 1% of the average daily net assets of each of the Class B and Class C shares and (ii) a service fee of .25 of 1% of the average daily net assets of each of the Class B and Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. Prudential Securities also receives contingent deferred sales charges from certain redeeming shareholders. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges."

  The Fund records all payments made under the Plans as expenses in the calculation of net investment income. See "Distributor" in the Statement of Additional Information.

  Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Fund will be allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B or Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

  Each Plan provides that it shall continue in effect from year to year provided that a majority of the Board of Trustees of Prudential Developing Markets Fund, including a majority of the Trustees who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Trustees), vote annually to continue the Plan. Each Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Trustees or of a majority of the outstanding shares of the applicable class of the Fund. The Fund will not be obligated to pay distribution and service fees incurred under any Plan if it is terminated or not continued.

  In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to dealers (including Prudential Securities) and other persons who distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

  The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. governing maximum sales charges.

FEE WAIVERS

  The Distributor has agreed to limit its distribution fee for the Class A shares as described above under "Distributor." Fee waivers will increase the Fund's total return. See "Performance Information" in the Statement of Additional Information and "Fund Expenses" above.

PORTFOLIO TRANSACTIONS

  The Distributor or an affiliate of the Distributor may act as a broker or futures commission merchant for the Fund, provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts, 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.

  Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and, in those capacities, maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PIFM. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.

YEAR 2000

  The services provided to the Fund and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of their outside providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Manager, the Distributor, the Transfer Agent and the Custodian have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000 and expect that their systems, and those of their outside service providers, will be adapted in time for that event.


                        HOW THE FUND VALUES ITS SHARES


  THE FUND'S NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. THE BOARD OF TRUSTEES HAS FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE FUND'S NET ASSET VALUE TO BE AS OF 4:15 P.M., NEW YORK TIME.

  Portfolio securities are valued based on market quotations or, if not readily available or if such quotations are deemed not representative of fair value, at fair value as determined in good faith under procedures established by the Fund's Board of Trustees. See "Net Asset Value" in the Statement of Additional Information.

  The Fund will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Fund or days on which changes in the value of the Fund's portfolio securities do not materially affect the NAV.

  Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of the other three classes because Class Z shares are not subject to any distribution and/or service fees. It is expected, however, that the NAV of the four classes will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.


                      HOW THE FUND CALCULATES PERFORMANCE


  FROM TIME TO TIME THE FUND MAY ADVERTISE ITS AVERAGE ANNUAL TOTAL RETURN, AGGREGATE TOTAL RETURN AND YIELD IN ADVERTISEMENTS OR SALES LITERATURE. TOTAL RETURN AND YIELD ARE CALCULATED SEPARATELY FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES. These figures will be based on historical earnings and are not intended to indicate future performance. The total return shows how much an investment in the Fund would have increased (decreased) over a specified period of time (i.e., one, five or ten years or since inception of the Fund) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period and less all recurring fees. The aggregate total return reflects actual performance over a stated period of time. Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period.

Average annual total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither average annual total return nor aggregate total return takes into account any federal or state income taxes which may be payable upon redemption. The yield refers to the income generated by an investment in the Fund over a one-month or 30-day period. This income is then "annualized"; that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. See "Performance Information" in the Statement of Additional Information. Further performance information is contained in the Fund's annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide-- Shareholder Services--Reports to Shareholders."


                      TAXES, DIVIDENDS AND DISTRIBUTIONS


TAXATION OF THE FUND

  THE FUND INTENDS TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE FUND WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND NET CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

  Under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each year, such investments held by the Fund will be required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

  The Fund may incur foreign income taxes in connection with some of its foreign investments. Certain of these taxes may be credited to shareholders. See "Taxes, Dividends and Distributions" in the Statement of Additional Information. The Fund may, from time to time, invest in passive foreign investment companies (PFICs). PFICs are foreign corporations which own mostly passive assets or derive 75% or more of their income from passive sources. The Fund's investments in PFICs may subject the Fund to federal income tax on certain income and gains realized by the Fund.

TAXATION OF SHAREHOLDERS

  All dividends out of net investment income, together with distributions of net short-term gains (i.e., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. Certain gains or losses from fluctuations in foreign currency exchange rates ("Section 988" gains or losses) will affect the amount of ordinary income the Fund will be able to pay as dividends. See "Taxes, Dividends and Distributions" in the Statement of Additional Information. Any net capital gains (i.e., the excess of net capital gains from the sale of assets held for more than 12 months over net short-term capital losses) distributed to shareholders and properly designated by the Fund will be taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his shares. The maximum capital gains rate for individuals is 28% with respect to assets held by the Fund for more than 12 months, but not more than 18 months, and 20% with respect to assets held by the Fund for more than 18 months. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.

  Any gain or loss realized upon a sale or redemption (including any exchange) of Fund shares by a shareholder who is not a dealer in securities will be treated as capital gain or loss. In the case of any individual, any such capital gain will be treated as short-term capital gain if the shares were held for not more than 12 months, mid-term gain, taxable at the maximum rate of 28%, if such shares were held for more than 12, but not more than 18 months, and long term capital gain, taxable at the maximum rate of 20%, if such shares were held for more than 18 months. In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than 12 months. Any such capital loss will be treated as long-term capital loss if the shares have been held more than one year and otherwise as a short-term capital gain or loss. Any such loss on shares that are held for six months or less, however, will be treated as a long-term capital loss to the extent of any capital gain distributions received by the shareholder.

  Dividends received by corporate shareholders are eligible for a dividends-received deduction of 70% to the extent the Fund's income is derived from qualified dividends received by the Fund from domestic corporations. Dividends attributable to interest income, capital and currency gain, gain or loss from
Section 1256 contracts, dividend income from foreign corporations and income from some other sources will not be eligible for the corporate dividends received deduction. Since the Fund is likely to have a substantial portion of its assets invested in securities of foreign issuers, the amount of the Fund's dividends eligible for the corporate dividends received deduction will be minimal. See "Taxes, Dividends and Distributions" in the Statement of Additional Information. Corporate shareholders should consult their tax advisers regarding other requirements applicable to the dividends received deduction.

  The Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) the exchange of any class of the Fund's shares for any other class of its shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.

  Shareholders should consult their own tax advisers regarding specific questions as to federal, state or local taxes.

WITHHOLDING TAXES

  Under the Internal Revenue Code, the Fund is required to withhold and remit to the U.S. Treasury 31% of dividend, capital gain income and redemption proceeds on the accounts of certain shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law. Withholding at this rate is also required from dividends and capital gains distributions (but not redemption proceeds) payable to shareholders who are otherwise subject to backup withholding. Dividends of net investment income and short-term capital gains paid to a foreign shareholder will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate).

DIVIDENDS AND DISTRIBUTIONS

  THE FUND EXPECTS TO PAY DIVIDENDS OF NET INVESTMENT INCOME, IF ANY, AND MAKE DISTRIBUTIONS OF ANY CAPITAL GAINS IN EXCESS OF NET LONG-TERM CAPITAL LOSSES AT LEAST ANNUALLY. Dividends paid by the Fund with respect to each class of shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each class (other than Class Z) will bear its own distribution charges, generally resulting in lower dividends for Class B and Class C shares in relation to Class A and Class Z shares and lower dividends for Class A shares in relation to Class Z shares. Distributions of net capital gains, if any, will be paid in the same amount per share for each class of shares. See "How the Fund Values its Shares."

  DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL FUND SHARES BASED ON THE NAV OF EACH CLASS ON THE RECORD DATE OR SUCH OTHER DATE AS THE BOARD OF TRUSTEES MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services LLC, Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash. The Fund will notify each shareholder after the close of the Fund's taxable year both of the dollar amount and the taxable status of that year's dividends and distributions on a per share basis.

  IF YOU BUY SHARES ON OR IMMEDIATELY PRIOR TO THE RECORD DATE (THE DATE THAT DETERMINES WHO RECEIVES THE DIVIDEND), YOU WILL RECEIVE A PORTION OF THE MONEY YOU INVESTED AS A TAXABLE DIVIDEND. THEREFORE, YOU SHOULD CONSIDER THE TIMING OF DIVIDENDS WHEN BUYING SHARES OF THE FUND.


                              GENERAL INFORMATION


DESCRIPTION OF COMMON STOCK

  THE FUND WAS ORGANIZED AS A SERIES OF PRUDENTIAL DEVELOPING MARKETS FUND, A DELAWARE BUSINESS TRUST, ON OCTOBER 24, 1997. THE FUND IS AUTHORIZED TO ISSUE AN UNLIMITED NUMBER OF SHARES OF BENEFICIAL INTEREST, $.001 PAR VALUE PER SHARE, DIVIDED INTO FOUR CLASSES, DESIGNATED CLASS A, CLASS B, CLASS C AND CLASS Z SHARES. Each class of shares represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "How the Fund is Managed--Distributor." In accordance with the Prudential Developing Markets Fund's Declaration of Trust, the Board of Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board of Trustees may determine.

  Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class is equal as to earnings, assets and voting privileges, except as noted above, and each class (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of the Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees. The Fund's shares do not have cumulative voting rights for the election of Trustees.

  THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF TRUSTEES IS REQUIRED TO BE ACTED ON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE TRUSTEES OR TO TRANSACT ANY OTHER BUSINESS.

ADDITIONAL INFORMATION

  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Prudential Developing Markets Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.


                               SHAREHOLDER GUIDE


HOW TO BUY SHARES OF THE FUND

  YOU MAY PURCHASE SHARES OF THE FUND THROUGH THE DISTRIBUTOR, THROUGH DEALERS, INCLUDING PRUDENTIAL SECURITIES AND PRUSEC, OR DIRECTLY FROM THE FUND, THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES LLC (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about Class Z shares. The purchase price is the NAV next determined following receipt of an order in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent or the Distributor plus a sales charge which, at your option, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors at net asset value without any sales charge. Payment may be made by wire, check or through your brokerage account. See "Alternative Purchase Plan" below. See also "How the Fund Values its Shares."

  The minimum initial investment is $1,000 per class for Class A and Class B shares and $5,000 for Class C shares, except that the minimum initial investment for Class C shares may be waived from time to time. There is no minimum investment requirement for Class Z shares. The minimum subsequent investment is $100 for all classes, except for Class Z shares for which there is no such minimum. All minimum investment requirements are waived for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services" below.

  Application forms can be obtained from PMFS, the Distributor, Prudential Securities or Prusec. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive stock certificates.

  The Fund reserves the right to reject any purchase order (including an exchange into the Fund) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.

  Your dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the investment.

  Transactions in Fund shares may be subject to postage and handling charges imposed by your dealer.

  PURCHASE BY WIRE. For an initial purchase of shares of the Fund by wire, you must first telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division,
Attention: Prudential Developing Markets Fund, Latin America Equity Fund Series, specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are eligible to invest (Class A, Class B, Class C or Class Z shares).

  If you arrange for receipt by State Street of federal funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Fund as of that day. See "Net Asset Value" in the Statement of Additional Information.

  In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Developing Markets Fund, Latin America Equity Fund Series, Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing federal funds. The minimum amount which may be invested by wire is $1,000.

ALTERNATIVE PURCHASE PLAN

  THE FUND OFFERS THROUGH THIS PROSPECTUS FOUR CLASSES OF SHARES (CLASS A, CLASS B, CLASS C AND CLASS Z SHARES) WHICH ALLOWS YOU TO CHOOSE THE MOST BENEFICIAL SALES CHARGE STRUCTURE FOR YOUR INDIVIDUAL CIRCUMSTANCES GIVEN THE AMOUNT OF THE PURCHASE, THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES (ALTERNATIVE PURCHASE PLAN).

                                                  ANNUAL 12B-1 FEES
                                               (AS A % OF AVERAGE DAILY
                     SALES CHARGE                    NET ASSETS)                  OTHER INFORMATION
         ------------------------------------- ------------------------ --------------------------------------
CLASS A  Maximum initial sales charge of 5% of    .30 of 1%             Initial sales charge waived or reduced
         the public offering price                (currently being      for certain purchases
                                                  charged at a rate
                                                  of .25 of 1%)
CLASS B  Maximum contingent deferred sales        1%                    Shares convert to Class A shares
         charge or CDSC of 5% of the lesser of                          approximately seven years after
         the amount invested or the redemption                          purchase
         proceeds; declines to zero after six
         years
CLASS C  Maximum CDSC of 1% of the lesser         1%                    Shares do not convert to another class
         of the amount invested or the
         redemption proceeds on redemptions
         made within one year of purchase
CLASS Z  None                                     None                  Sold to a limited group of investors

 The four classes of shares represent an interest in the same portfolio of investments of the Fund and have the same rights, except that (i) each class (with the exception of the Class Z shares, which are not subject to any distribution or service fees) bears the separate expenses of its Rule 12b-1 distribution and service plan, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interest of any other class, and (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. The four classes also have separate exchange privileges. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee (if any) of each class. Class B and Class C shares bear the expense of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A and Class Z shares.

  Financial advisers and other sales agents who sell shares of the Fund will receive different compensation for selling Class A, Class B, Class C and Class Z shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C or Class Z shares.

  IN SELECTING A PURCHASE ALTERNATIVE, YOU SHOULD CONSIDER, AMONG OTHER THINGS, (1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature--Class B Shares" below).

  The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Fund:

  If you intend to hold your investment in the Fund for less than 7 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales share of 5% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

  If you intend to hold your investment for 7 years or more and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class B shares over either Class A or Class C shares.

  If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

  If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and Class C shares for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge plus cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

  ALL PURCHASES OF $1 MILLION OR MORE, EITHER AS PART OF A SINGLE INVESTMENT OR UNDER RIGHTS OF ACCUMULATION OR LETTERS OF INTENT, MUST BE FOR CLASS A SHARES UNLESS THE PURCHASER IS ELIGIBLE TO PURCHASE CLASS Z SHARES. See "Reduction and Waiver of Initial Sales Charges" and "Class Z Shares" below.

  CLASS A SHARES

  The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                           SALES CHARGE AS SALES CHARGE AS DEALER CONCESSION
                            PERCENTAGE OF   PERCENTAGE OF  AS PERCENTAGE OF
      AMOUNT OF PURCHASE   OFFERING PRICE  AMOUNT INVESTED  OFFERING PRICE
      ------------------   --------------- --------------- -----------------
     Less than $25,000          5.00%           5.26%            4.75%
     $25,000 to $49,999         4.50            4.71             4.25
     $50,000 to $99,999         4.00            4.17             3.75
     $100,000 to $249,999       3.25            3.36             3.00
     $250,000 to $499,999       2.50            2.56             2.40
     $500,000 to $999,999       2.00            2.04             1.90
     $1,000,000 and above       None            None             None

  The Distributor may reallow the entire sales charge to dealers. Selling dealers may be deemed to be underwriters, as that term is defined in the Securities Act.

  In connection with the sale of Class A shares at NAV (without payment of an initial sales charge), the Manager, the Distributor or one of their affiliates will pay dealers, financial advisers and other persons which distribute shares a finders' fee from its own resources based on a percentage of the NAV of shares sold by such persons.

  REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

  Benefit Plans. Class A shares may be purchased at NAV, without payment of an initial sales charge, by pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code (collectively, Benefit Plans), provided that the Benefit Plan has existing assets of at least $1 million invested in shares of Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) or 250 eligible employees or participants. In the case of Benefit Plans whose accounts are held directly with the Transfer Agent or Prudential Securities and for which the Transfer Agent or Prudential Securities does individual account recordkeeping (Direct Account Benefit Plans) and Benefit Plans sponsored by Prudential Securities or its subsidiaries (Prudential Securities or Subsidiary Prototype Benefit Plans), Class A shares may be purchased at NAV by participants who are repaying loans made from such plans to the participant.

  Prudential Retirement Programs. Class A shares may be purchased at NAV by certain savings, retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code, for which Prudential serves as the plan administrator or recordkeeper, provided that (i) the plan has at least $1 million in existing assets or 250 eligible employees and (ii) the Fund is an available investment option. These plans include pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 or 403(b)(7) of the Internal Revenue Code and plans that participate in the Transfer Agent's PruArray and SmartPath Programs (benefit plan recordkeeping services) (hereafter referred to as a PruArray or SmartPath Plan). All plans of a company for which Prudential serves as plan administrator or recordkeeper are aggregated in meeting the $1 million threshold. The term "existing assets" as used herein includes stock issued by a plan sponsor, shares of Prudential Mutual Funds and shares of certain unaffiliated mutual funds that participate in the PruArray or Smart Path Program (Participating Funds). "Existing assets" also include monies invested in The Guaranteed Interest Account (GIA), a group annuity insurance product issued by Prudential, and units of The Stable Value Fund (SVF), an unaffiliated bank collective fund. Class A shares may also be purchased at NAV by plans that have monies invested in GIA and SVF, provided
(i) the purchase is made with the proceeds of a redemption from either GIA or SVF and (ii) Class A shares are an investment option of the plan.

  PruArray Association Benefit Plans. Class A shares are also offered at NAV to Benefit Plans or non-qualified plans sponsored by employers which are members of a common trade, professional or membership association (Association) that participate in the PruArray Program provided that the Association enters into a written agreement with Prudential. Such Benefit Plans or non-qualified plans may purchase Class A shares at NAV without regard to the assets or number of participants in the individual employer's qualified plan(s) or non-qualified plans so long as the employers in the Association (i) have retirement plan assets in the aggregate of at least $1 million or 250 participants in the aggregate and (ii) maintain their accounts with the Transfer Agent.

  PruArray Savings Program. Class A shares are also offered at NAV to employees of companies that enter into a written agreement with Prudential Retirement Services to participate in the PruArray Savings Program. Under this Program, a limited number of Prudential Mutual Funds are available for purchase at NAV by Individual Retirement Accounts and Savings Accumulation Plans of the company's employees. The Program is available only to (i) employees who open an IRA or Savings Accumulation Plan account with the Transfer Agent and (ii) spouses of employees who open an IRA account with the Transfer Agent. The program is offered to companies that have at least 250 eligible employees.

  Special Rules Applicable to Retirement Plans. After a Benefit Plan or PruArray Plan qualifies to purchase Class A shares at NAV, all subsequent purchases will be made at NAV.

  Other Waivers. In addition, Class A shares may be purchased at NAV, through the Distributor or the Transfer Agent, by the following persons: (a) officers of the Prudential Mutual Funds (including the Fund), (b) employees of Prudential

Securities and PIFM and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent, (c) employees of subadvisers of the Prudential Mutual Funds provided that such purchases at NAV are permitted by such person's employer, (d) Prudential employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries, (e) registered representatives and employees of dealers who have entered into a selected dealer agreement with the Distributor provided that purchases at NAV are permitted by such person's employer, (f) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (ii) the purchase is made with proceeds of a redemption of shares of any open-end, non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchase, and (g) investors in Individual Retirement Accounts, provided the purchase is made with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential Investments serves as the recordkeeper or administrator.

  You must notify the Transfer Agent either directly or through your dealer that you are entitled to the reduction or waiver of the sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges-- Class A Shares" in the Statement of Additional Information.

  CLASS B AND CLASS C SHARES

  The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV per share next determined following receipt of an order by the Transfer Agent, Prudential Securities Prusec or a dealer. Although there is no sales charge imposed at the time of purchase, redemptions of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges" below. The Distributor will pay from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to dealers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its payment of sales commissions from the combination of the CDSC and the distribution fee. See "How the Fund is Managed--Distributor." In connection with the sale of Class C shares, the Distributor will pay, from its own resources, dealers, financial advisers and other persons which distribute Class C shares a sales commission of up to 1% of the purchase price at the time of the sale.

  CLASS Z SHARES

  Class Z shares of the Fund are currently available for purchase by the following categories of investors: (i) pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code and non-qualified plans for which the Fund is an available option (collectively, Benefit Plans), provided such Benefit Plans (in combination with other plans sponsored by the same employer or group of related employers) have at least $50 million in defined contribution assets;
(ii) participants in any fee-based program or trust program sponsored by Prudential Securities, The Prudential Savings Bank, F.S.B. or any affiliate which includes mutual funds as investment options and for which the Fund is an available option; (iii) certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential Mutual Funds are an available investment option; (iv) Benefit Plans for which Prudential Retirement Services serves as recordkeeper and that, as of September 20, 1996, (a) were Class Z shareholders of the Prudential Mutual Funds or (b) executed a letter of intent to purchase Class Z shares of the Prudential Mutual Funds; (v) current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund); (vi) employees of Prudential and/or Prudential Securities who participate in a Prudential-sponsored employee savings plan; and (vii) Prudential with an investment of $10 million or more.

  In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay dealers, financial advisers and other persons which distribute shares a finders' fee from its own resources based on a percentage of the net asset value of shares sold by such persons.

HOW TO SELL YOUR SHARES

  YOU CAN REDEEM YOUR SHARES OF THE FUND AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM (IN ACCORDANCE WITH PROCEDURES ESTABLISHED BY THE TRANSFER AGENT IN CONNECTION WITH INVESTORS' ACCOUNTS) BY THE TRANSFER AGENT OR THE DISTRIBUTOR. See "How the Fund Values its Shares." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge, as described below. See "Contingent Deferred Sales Charges" below.

  IF YOU HOLD SHARES OF THE FUND THROUGH PRUDENTIAL SECURITIES, YOU MUST REDEEM YOUR SHARES THROUGH PRUDENTIAL SECURITIES. PLEASE CONTACT YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISOR. IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices. In the case of redemptions from a PruArray or Smart Path Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

  PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE CERTIFICATE AND/OR WRITTEN REQUEST, EXCEPT AS INDICATED BELOW. IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE CREDITED TO YOUR PRUDENTIAL SECURITIES ACCOUNT, UNLESS YOU INDICATE OTHERWISE. Such payment may be postponed or the right of redemption suspended at times
(a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or
(d) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR CASHIER'S CHECK.

  REDEMPTION IN KIND. If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you will incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

  INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Board of Trustees may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

  90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify the Fund's Transfer Agent, either directly or through the Distributor, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege will generally not affect the federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

  CONTINGENT DEFERRED SALES CHARGES
  Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares of the Fund to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. See "How the Fund is Managed-- Distributor" and "Waiver of the Contingent Deferred Sales Charges--Class B Shares" below.

  The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares" below.

  The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

        YEAR SINCE         CONTINGENT DEFERRED SALES CHARGE
        PURCHASE          AS A PERCENTAGE OF DOLLARS INVESTED
        PAYMENT MADE            OR REDEMPTION PROCEEDS
        ------------      -----------------------------------
        First................            5.0%
        Second...............            4.0%
        Third................            3.0%
        Fourth...............            2.0%
        Fifth................            1.0%
        Sixth................            1.0%
        Seventh..............            None

  In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value above the total amount of payments for the purchase of Fund shares made during the preceding six years; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

  For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

  WAIVER OF THE CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

  The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or a Section 403(b) custodial account. These distributions are: (i) in the case of a tax-deferred retirement plan, a lump-sum or other distribution after retirement; (ii) in the case of an IRA (including a Roth IRA), a lump-sum or other distribution after attaining age 59 1/2 or a periodic distribution based on life expectancy; (iii) in the case of a Section 403(b) custodial account, a lump sum or other distribution after attaining age 59 1/2; and (iv); a tax-free return of an excess contribution or plan distributions following the death or disability of the shareholder, provided that the shares were purchased prior to death or disability. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from service (i.e., following voluntary or involuntary termination of employment or following retirement). Under no circumstances will the CDSC be waived on redemptions resulting from the termination of a tax-deferred retirement plan, unless such redemptions otherwise qualify for a waiver as described above. In the case of Direct Account and Prudential Securities or Subsidiary Prototype Benefit Plans, the CDSC will be waived on redemptions which represent borrowings from such plans. Shares purchased with amounts used to repay a loan from such plans on which a CDSC was not previously deducted will thereafter be subject to a CDSC without regard to the time such amounts were previously invested. In the case of a 401(k) plan, the CDSC will also be waived upon the redemption of shares purchased with amounts used to repay loans made from the account to the participant and from which a CDSC was previously deducted.

  SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase. The CDSC will be waived (or reduced) on redemptions until this threshold 12% amount is reached.

  In addition, the CDSC will be waived on redemptions of shares held by a Trustee of the Fund.

  You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares--Waiver of the Contingent Deferred Sales Charge-- Class B Shares" in the Statement of Additional Information.

  WAIVER OF THE CONTINGENT DEFERRED SALES CHARGES--CLASS C SHARES

  PruArray or SmartPath Plans. The CDSC will be waived on redemptions from qualified and non-qualified retirement and deferred compensation plans that participate in the Transfer Agent's PruArray and SmartPath Programs.

CONVERSION FEATURE--CLASS B SHARES

  Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

  Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

  For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different NAVs per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (i.e., $1,000 divided by $2,100 (47.62%) multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

  Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."

  For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

  The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

HOW TO EXCHANGE YOUR SHARES

  AS A SHAREHOLDER OF THE FUND, YOU HAVE AN EXCHANGE PRIVILEGE WITH CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS (THE EXCHANGE PRIVILEGE), INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. CLASS A, CLASS B, CLASS C AND CLASS Z SHARES MAY BE EXCHANGED FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES, RESPECTIVELY, OF ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. No sales charge will be imposed at the time of the exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature--Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information.

  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.

  IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISOR.

  IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

  You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND SHAREHOLDERS SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES, LLC, AT THE ADDRESS NOTED ABOVE.

  SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV. (see "Alternative Purchase Plan--Class A Shares--Reduction and Waiver of Initial Sales Charges" above) and for shareholders who qualify to purchase Class Z shares (see "Alternative Purchase Plan--Class Z Shares" above). Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in the account of a shareholder who qualifies to purchase Class A shares at NAV will be automatically exchanged for Class A shares on a quarterly basis, unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities, Prusec or a dealer that they are eligible for this special exchange privilege.

  Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value.

  The Fund reserves the right to reject any exchange order, including exchanges (and market timing transactions) which are of a size and/or frequency engaged in by one or more accounts acting in concert or otherwise, that have or may have an adverse effect on the ability of the Subadviser to manage the portfolio. The determination that such exchanges or activity may have an adverse effect and the determination to reject any exchange order shall be in the discretion of the Manager and the Subadviser.

  The Exchange Privilege is not a right and may be suspended, modified or terminated on 60 days' notice to shareholders.

  FREQUENT TRADING. The Fund and other Prudential Mutual Funds are not intended to serve as vehicles for frequent trading in response to short-term fluctuations in the market. Due to the disruptive effect that market timing investment strategies and excessive trading can have on efficient portfolio management, each Prudential Mutual Fund, including the Fund, reserves the right to refuse purchase orders and exchanges by any person, group or commonly controlled accounts if, in the Manager's sole judgement, such person, group or accounts were following a market timing strategy or were otherwise engaged in excessive trading ("Market Timers").

  To implement this authority to protect the Fund and its shareholders from excessive trading, the Fund will reject all exchanges and purchases from a Market Timer unless the Market Timer has entered into a written agreement with the Fund or its affiliates pursuant to which the Market Timer has agreed to abide by certain procedures, which include a daily dollar limit on trading. The Fund may notify the Market Timer of rejection of an exchange or purchase order subsequent to the day on which the order was placed.

SHAREHOLDER SERVICES

  In addition to the Exchange Privilege, as a shareholder of the Fund, you can take advantage of the following services and privileges:

  . AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS WITHOUT A SALES CHARGE. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.

  . AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP you may make regular purchases of the Fund's shares in amounts as little as $50 via an automatic debit to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.

  . TAX-DEFERRED RETIREMENT PLANS. Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details is available from Prudential Securities or the Transfer Agent. If you are considering adopting such a plan, you should consult with your own legal or tax adviser with respect to the establishment and maintenance of such a plan.

  . SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges."

  . REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. In addition, monthly unaudited financial data is available upon request from the Fund.

  . SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, or by telephone at (800) 225-1852 (toll-free) or, from outside the U.S.A., at
(732) 417-7555 (collect).

  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                       THE PRUDENTIAL MUTUAL FUND FAMILY


  Prudential offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Fund at (800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.










   TAXABLE BOND FUNDS

Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
  Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Mortgage Income Fund, Inc.
Prudential Structured Maturity Fund, Inc.
  Income Portfolio

     TAX-EXEMPT BOND
          FUNDS

Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Yield Series
  Insured Series
  Intermediate Series
Prudential Municipal Series Fund
  Florida Series
  Maryland Series
  Massachusetts Series
  Michigan Series
  New Jersey Series
  New York Series
  North Carolina Series
  Ohio Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.

      GLOBAL FUNDS

Prudential Developing Markets Fund
  Developing Markets Equity Fund
  Latin America Equity Fund
Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Limited Maturity Fund, Inc.
  Limited Maturity Portfolio
Prudential Intermediate Global Income Fund, Inc.
Prudential International Bond Fund, Inc.
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
  Global Series
  International Stock Series
The Global Total Return Fund, Inc.
Global Utility Fund, Inc.


     EQUITY FUNDS

Prudential Balanced Fund
Prudential Distressed Securities Fund, Inc.
Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Index Series Fund
  Prudential Bond Market Index Fund
  Prudential Europe Index Fund
  Prudential Pacific Index Fund
  Prudential Small-Cap Index Fund
  Prudential Stock Index Fund
The Prudential Investment Portfolios, Inc.
  Prudential Active Balanced Fund
  Prudential Jennison Growth Fund
  Prudential Jennison Growth & Income Fund
Prudential Mid-Cap Value Fund
Prudential Real Estate Securities Fund
Prudential Small-Cap Quantum Fund, Inc.
Prudential Small Company Value Fund, Inc.
Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund
Prudential 20/20 Focus Fund

  MONEY MARKET FUNDS

 . Taxable Money Market Funds
Cash Accumulation Trust
  Liquid Assets Fund
  National Money Market Fund
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
  Money Market Series
Prudential MoneyMart Assets, Inc.
 . Tax-Free Money Market Funds
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  Connecticut Money Market Series
  Massachusetts Money Market Series
  New Jersey Money Market Series
  New York Money Market Series
 . Command Funds
Command Money Fund
Command Government Fund
Command Tax-Free Fund
 . Institutional Money Market Funds
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell, or a solicita-tion of any offer to buy any of the securities offered hereby in any jurisdic-tion to any person to whom it is unlawful to make such offer in such jurisdiction.
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
FUND HIGHLIGHTS...........................................................   2
 What are the Fund's Risk Factors and Special Characteristics?............   2
FUND EXPENSES.............................................................   4
HOW THE FUND INVESTS......................................................   5
 Investment Objective and Policies........................................   5
 Special Considerations and Risks of Investing in Latin American
   Securities.............................................................   7
 Hedging and Return Enhancement Strategies................................   8
 Other Investments and Policies...........................................  11
 Investment Restrictions..................................................  14
HOW THE FUND IS MANAGED...................................................  14
 Manager..................................................................  14
 Distributor..............................................................  15
 Fee Waivers..............................................................  16
 Portfolio Transactions...................................................  16
 Custodian and Transfer and Dividend Disbursing Agent.....................  16
 Year 2000................................................................  17
HOW THE FUND VALUES ITS SHARES............................................  17
HOW THE FUND CALCULATES PERFORMANCE.......................................  17
TAXES, DIVIDENDS AND DISTRIBUTIONS........................................  18
GENERAL INFORMATION.......................................................  20
 Description of Common Stock..............................................  20
 Additional Information...................................................  20
SHAREHOLDER GUIDE.........................................................  21
 How to Buy Shares of the Fund............................................  21
 Alternative Purchase Plan................................................  22
 How to Sell Your Shares..................................................  26
 Conversion Feature--Class B Shares.......................................  29
 How to Exchange Your Shares..............................................  30
 Shareholder Services.....................................................  31
THE PRUDENTIAL MUTUAL FUND FAMILY......................................... A-1

--------------------------------------------------------------------------------

MF180A__________________________________________________________________________

             Class A: 74437M 109
             Class B: 74437M 208
CUSIP Nos.:  Class C: 74437M 307
             Class Z: 74437M 406

                      PRUDENTIAL DEVELOPING MARKETS FUND

                   PRUDENTIAL DEVELOPING MARKETS EQUITY FUND
                     PRUDENTIAL LATIN AMERICA EQUITY FUND

                      Statement of Additional Information
                              dated June 26, 1998

  Prudential Developing Markets Fund (the Fund) is an open-end, diversified management company presently consisting of two series: Prudential Developing Markets Equity Fund and Prudential Latin America Equity Fund (each, a Series and collectively, the Series). The Fund has no prior history.

  Prudential Developing Markets Equity Fund's investment objective is long-term growth of capital. The Developing Markets Equity Fund seeks to achieve its objective by investing primarily in equity related securities of companies whose principal activities are in developing markets throughout the world. Under normal circumstances, the Series will invest at least 65% of its total assets in equity related securities of developing market issuers in at least the three following regions: Europe, Asia and Latin America. "Developing markets" include countries or markets that are defined as emerging or developing by the International Finance Corporation, the International Bank for Reconstruction and Development (World Bank) or the United Nations or its authorities. The Series may also invest in equity related securities of other companies and debt securities, engage in various derivatives transactions, including options on equity securities, stock indices, foreign currencies and futures contracts on foreign currencies, and may purchase and sell futures contracts on foreign currencies, groups of currencies and stock indices so as to hedge its portfolio and to attempt to enhance return. There can be no assurance that the Series' investment objective will be achieved. See "Investment Objective and Policies."

  Prudential Latin America Equity Fund's investment objective is long term growth of capital. It seeks to achieve this objective by investing primarily in equity related securities of companies domiciled in, or doing business principally in Latin America. "Latin America" is defined as Mexico and all countries located in Central America and South America. Under normal circumstances the Series intends to invest at least 65% of its total assets in such securities. The Series may also invest in equity related securities of other companies and debt securities, engage in various derivatives transactions, including options on equity securities, stock indices, foreign currencies and futures contracts on foreign currencies, and may purchase and sell futures contracts on foreign currencies, groups of currencies and stock indices so as to hedge its portfolio and to attempt to enhance return. There can be no assurance that the Series' investment objective will be achieved. See "Investment Objective and Policies."

  The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

  This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus for the relevant Series dated June 26, 1998, a copy of which may be obtained from the Fund upon request.

                               TABLE OF CONTENTS

                                                                 CROSS-REFERENCE
                                                                   TO PAGE IN
                                                           PAGE    PROSPECTUS
                                                           ----- ---------------
Investment Objective and Policies........................  B-2           5
Investment Restrictions..................................  B-11         14
Trustees and Officers....................................  B-13         14
Manager..................................................  B-16         14
Distributor..............................................  B-17         15
Portfolio Transactions and Brokerage.....................  B-18         16
Purchase and Redemption of Fund Shares...................  B-19         22
Shareholder Investment Account...........................  B-21         32
Net Asset Value..........................................  B-25         17
Taxes, Dividends and Distributions.......................  B-25         18
Performance Information..................................  B-28         19
Custodian, Transfer and Dividend Disbursing Agent and In-
 dependent Accountants...................................  B-29         16
Financial Statements.....................................  B-30        --
Report of Independent Accountants........................  B-33        --
Appendix I--Description of Security Ratings..............  I-1         --
Appendix II--General Investment Information..............  II-1        --
Appendix III--Historical Performance Data................  III-1       --
Appendix IV--Information Relating to Prudential..........  IV-1        --

-------------------------------------------------------------------------------
MF179B

                       INVESTMENT OBJECTIVE AND POLICIES

  PRUDENTIAL DEVELOPING MARKETS EQUITY FUND SERIES: The Prudential Developing Markets Equity Fund's investment objective is long-term growth of capital. The Developing Markets Equity Fund seeks to achieve its objective by investing primarily in equity related securities of companies whose principal activities are in developing markets throughout the world. "Developing markets" include countries or markets that are defined as emerging or developing by the International Finance Corporation, the International Bank for Reconstruction and Development (World Bank) or the United Nations or its authorities. Under normal circumstances, the Series intends to invest at least 65% of its total assets in such securities in at least the three following regions: Europe, Asia and Latin America. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" in the Series' Prospectus.

  PRUDENTIAL LATIN AMERICA EQUITY FUND SERIES: Prudential Latin America Equity Fund's investment objective is long term growth of capital. It seeks to achieve this objective by investing primarily in equity related securities of companies domiciled in, or doing business principally in Latin America. "Latin America" is defined as Mexico and all countries located in Central America and South America. Under normal circumstances, the Series intends to invest at least 65% of its total assets in such securities. There can be no assurance that the Series investment objective will be achieved. See "Investment Objective and Policies" in the Series' Prospectus.

PORTFOLIO STRATEGY

  In selecting portfolio securities, The Prudential Investment Corporation
(PIC), doing business as Prudential Investments (PI or the Subadviser), focuses on individual companies with the potential for long-term capital growth, including established companies with the potential for high earnings growth and smaller and medium-sized companies that are well positioned to adapt to market and industry changes. The Subadviser identifies such companies on the basis of fundamental analysis, which involves assessing a company and its business environment, management, balance sheet, income statement, anticipated earnings and dividends and other related measures of value. Although the primary portfolio management approach is company analysis, the Subadviser also analyzes foreign currency movements against the U.S. dollar in order to manage the foreign currency exposure of each Series and performs an analysis of individual countries. The Subadviser uses a variety of sources and techniques in analyzing these companies and countries and maintains strong local contacts in securities markets around the world. The Subadviser monitors and evaluates the economic and political climate and principal securities markets of the country in which each company is located. The Subadviser has broad access to international research and financial reports, data retrieval services and industry analysts. In addition, the Subadviser maintains relationships with the management of corporate issuers and from time to time visits companies overseas in whose securities a Series may invest.

OPTIONS TRANSACTIONS

  OPTIONS ON EQUITY SECURITIES. Each Series intends to purchase and write (i.e., sell) put and call options that are traded on U.S. or foreign securities exchanges or that are listed on NASDAQ or that are traded over-the-counter. A call option is a short-term contract (having a duration of nine months or less) pursuant to which the purchaser, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract which gives the purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise at the exercise price. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates. Each Series will write put options only when the investment adviser desires to invest in the underlying security.

  A call option written by a Series is "covered" if such Series owns the security underlying the option or has an absolute and immediate right to acquire that security without additional consideration (or for additional consideration held in a segregated account by its Custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if a Series holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or is greater than the exercise price of the call written if the difference is maintained by such Series in cash or other liquid assets in a segregated account with its Custodian. A put option written by a Series is "covered" if the Series either maintains in a segregated account with its Custodian cash, U.S. Government obligations, equity securities or other liquid, unencumbered assets with a value, marked to market daily, equal to the exercise price or holds on a share-for-share basis a put of the same security as the put written if the exercise price of the put held is equal to or greater than the exercise price of the put written.

  "Liquid Assets," as used in each Series' Prospectus and this Statement of Additional Information, include U.S. Government securities, equity securities (including foreign securities), investment grade debt obligation and other liquid unencumbered assets.

  If the writer of an option wishes to terminate the obligation, he or she may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after he or she has been notified of the exercise of an option. Similarly, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. To secure the obligation to deliver the underlying security in the case of a call option, the writer of the option is generally required to pledge for the benefit of the broker the underlying security or other assets in accordance with the rules of the relevant exchange or clearinghouse, such as The Options Clearing Corporation (OCC), an institution created to interpose itself between buyers and sellers of options in the United States. Technically, the clearinghouse assumes the other side of every purchase and sale transaction on an exchange and, by doing so, guarantees the transaction.

  A Series will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; such Series will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Series.

  A Series may also purchase a "protective put," i.e., a put option acquired for the purpose of protecting a portfolio security from a decline in market value. In exchange for the premium paid for the put option, such Series acquires the right to sell the underlying security at the exercise price of the put regardless of the extent to which the underlying security declines in value. The loss to such Series is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit such Series realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold. Similar principles apply to the purchase of puts on stock indices, as described below.

  OPTIONS ON STOCK INDICES. In addition to options on equity securities, a Series may also purchase and sell put and call options on stock indices traded on securities exchanges, listed on NASDAQ or traded over-the-counter. Options on stock indices are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option, expressed in dollars times a specified multiple (the multiplier). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks.

  The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.

  Because exercises of index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. In addition, unless a Series has other liquid assets which are sufficient to satisfy the exercise of a call, such Series would be required to liquidate portfolio securities or borrow in order to satisfy the exercise.

  Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Series will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally or in an industry or market segment rather than movements in the price of a particular stock. Accordingly, successful use by a Series of options on indices would be subject to the Subadviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks. The Subadviser currently uses such techniques in conjunction with the management of other mutual funds.

RISKS OF TRANSACTIONS IN OPTIONS

  An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although each Series will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that a Series would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If a Series, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

  Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions, closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. Each Series intends to purchase and sell only those options which are cleared by clearinghouses whose facilities are considered to be adequate to handle the volume of options transactions.

RISKS OF OPTIONS ON INDICES

  Each Series' purchase and sale of options on indices will be subject to risks described above under "Risks of Transactions in Options." In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options.

  Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, a Series would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to a Series. It is each Series' policy to purchase or write options only on indices which include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.

  The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. Each Series will not purchase or sell any index option contract unless and until, in the Subadviser's opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is no greater than the risk in connection with options on stocks.

  SPECIAL RISKS OF WRITING CALLS ON INDICES. Because exercises of index options are settled in cash, a call writer such as either Series cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, each Series will write call options on indices only under the circumstances described below under "Limitations on Purchase and Sale of Stock Options and Options on Stock Indices, Foreign Currencies and Futures Contracts on Foreign Currencies."

  Price movements in a Series portfolio probably will not correlate precisely with movements in the level of the index and, therefore, a Series bears the risk that the price of the securities held by such Series may not increase as much as the index. In such event, the relevant Series would bear a loss on the call which is not completely offset by movements in the price of such Series' portfolio. It is also possible that the index may rise when a Series' portfolio of stocks does not rise. If this occurred, such Series would experience a loss on the call which would not be offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of the relevant Series portfolio in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

  Unless a Series has other liquid assets which are sufficient to satisfy the exercise of a call, such Series would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if a Series fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 20% of such Series' total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

  When a Series has written a call on an index, there is also a risk that the market may decline between the time such Series has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time such Series is able to sell stocks in its portfolio to generate cash to settle the exercise. As with stock options, a Series will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where a Series would be able to deliver the underlying securities in settlement, a Series may have to sell part of its investment portfolio in order to make settlement in cash, and the price of such investments might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which a Series has written is "covered" by an index call held by such Series with the same strike price, such Series will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date such Series exercises the call it holds or the time such Series sells the call which, in either case, would occur no earlier than the day following the day the exercise notice was filed.

  If a Series holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, a Series will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although a Series may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

SPECIAL RISKS OF OTC OPTIONS

  When a Series writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer with which the relevant Series originally wrote the OTC option. Any such cancellation if agreed to, may require the relevant Series to pay a premium to the counterparty. While a Series will enter into OTC options only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with such Series, there can be no assurance that such Series will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until a Series is able to effect a closing purchase transaction in a covered OTC call option that such Series has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. Alternatively, a Series could write an OTC call option to, in effect, close an existing OTC call option or write an OTC put option to close its position on an OTC put option. However, the Series would remain exposed to each counterparty's credit risk on the put or call until such option is exercised or expires. There is no guarantee that a Series will be able to write put or call options, as the case may be, that would effectively close an existing position. In the event of insolvency of the counterparty, a Series may be unable to liquidate an OTC option.


  In entering into OTC options, a Series will be exposed to the risk that the counterparty will default on, or be unable to complete, due to bankruptcy or otherwise, its obligation on the option. In such event, a Series may lose the benefit of the transaction. The value of an OTC option to a Series is dependent upon the financial viability of the counterparty. If a Series decides to enter into transactions in OTC options, the Subadviser will take into account the credit quality of counterparties in order to limit the risk of default by the counterparty.

RISKS OF OPTIONS ON FOREIGN CURRENCIES

  Because there are two currencies involved, developments in either or both countries can affect the values of options on foreign currencies. Risks include those described in the Prudential Developing Markets Equity Fund Prospectus under "How the Fund Invests--Investment Objective and Policies-- Special Considerations and Risks of Investing in Developing Market Securities" and the Prudential Latin America Fund Prospectus under "How the Fund Invests-- Investment Objective and Policies--Special Considerations and Risks of Investing in Latin American Securities," including government actions affecting currency valuation and the movements of currencies from one country to another. The quantities of currency underlying option contracts represent odd lots in a market dominated by transactions between banks; this can mean extra transaction costs upon exercise. Option markets may be closed while round-the-clock interbank currency markets are open, which can create price and rate discrepancies.

RISKS RELATED TO FORWARD CURRENCY EXCHANGE CONTRACTS

  Each Series may enter into forward foreign currency exchange contracts in several circumstances. When a Series enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Series anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, such Series may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transactions, a Series will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

  Additionally, when the Subadviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a Series may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of such Series' portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in denominated foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. A Series does not intend to enter into such forward contracts to protect the value of its portfolio securities on a regular or continuous basis. A Series will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate such Series to deliver an amount of foreign currency in excess of the value of such Series' portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Manager and Subadviser believe that it is important to have the flexibility to enter into such forward contracts when they determine that the best interests of a Series will thereby be served. If a Series enters into a position hedging transaction, the transaction will be "covered" by the position being hedged, or the Series' Custodian or subcustodian will place cash or other liquid assets in a segregated account of such Series (less the value of the "covering" positions, if any) in an amount equal to the value of such Series' total assets committed to the consummation of the given forward contract. The assets placed in the segregated account will be marked to market daily, and if the value declines, additional cash or securities will be placed in the account so that the value of the account will, at all times, equal the amount of a Series' net commitment with respect to the forward contract. A Series' ability to enter into forward foreign currency exchange contracts may be limited by certain requirements for qualification as a regulated investment company under the Internal Revenue Code. See "Taxes, Dividends and Distributions."

  A Series generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Series may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

  It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for a Series to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that such Series is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

  If a Series retains the portfolio security and engages in an offsetting transaction, such Series will incur a gain or a loss to the extent that there has been movement in forward contract prices. Should forward contract prices decline during the period between the date a Series enters into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Series will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, a Series will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

  A Series' dealings in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, a Series is not required to enter into such transactions with regard to its foreign currency-denominated securities. It also should be realized that this method of protecting the value of a Series' portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase.

  Although each Series values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Series at one rate, while offering a lesser rate of exchange should a Series desire to resell that currency to the dealer.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

  There are several risks in connection with the use of futures contracts as a hedging device. Due to the imperfect correlation between the price of futures contracts and movements in the currency or group of currencies, the price of a futures contract may move more or less than the price of the currencies being hedged. In the case of futures contracts on stock indices, the correlation between the price of the futures contract and the movements in the index may not be perfect. Therefore, a correct forecast of currency rates, market trends or international political trends by the Subadviser may still not result in a successful hedging transaction.

  Although each Series will purchase or sell futures contracts only on exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular contract or at any particular time. Accordingly, there can be no assurance that it will be possible, at any particular time, to close a futures position. In the event a Series could not close a futures position and the value of such position declined, such Series would be required to continue to make daily cash payments of variation margin. There is no guarantee that the price movements of the portfolio securities denominated in foreign currencies will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract. Currently, futures contracts are available on the Australian Dollar, British Pound, Canadian Dollar, Japanese Yen, Swiss Franc, German Mark and Euro, among others. Futures contracts are also available on the S&P 500 Stock Index, the NYSE Composite Index and the Major Market Index, and other global exchanges.

  Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act of 1940, as amended (the Investment Company Act), are exempt from the definition of "commodity pool operator," subject to compliance with certain conditions. The exemption is conditioned upon a Series' purchasing and selling futures contracts and options thereon for bona fide hedging transactions, except that a Series may purchase and sell futures contracts and options thereon for any other purpose to the extent that the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the relevant Series' total assets. Each Series will use currency futures and options on futures or commodity options contracts in a manner consistent with these requirements.

  Successful use of futures contracts by a Series is also subject to the ability of such Series' Subadviser to predict correctly movements in the direction of markets and other factors affecting currencies or the stock market generally. For example, if a Series has hedged against the possibility of an increase in currency rates which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, such Series will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if a Series has insufficient cash to meet daily variation margin requirements, it may need to sell securities to meet such requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Series may have to sell securities at a time when it is disadvantageous to do so.

  The hours of trading of futures contracts may not conform to the hours during which a Series may trade the underlying securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

OPTIONS ON FUTURES CONTRACTS

  An option on a futures contract gives the purchaser the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. Currently options can be purchased or written with respect to futures contracts on the Australian Dollar, British Pound, Canadian Dollar, Japanese Yen, Swiss Franc, German Mark and Euro, among others. With respect to stock indices, options are traded on futures contracts for the S&P 500 Stock Index and the NYSE Composite Index and other global indices.

  The holder or writer of an option may terminate its position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected.

LIMITATIONS ON PURCHASE AND SALE OF STOCK OPTIONS AND OPTIONS ON STOCK INDICES, FOREIGN CURRENCIES AND FUTURES CONTRACTS ON FOREIGN CURRENCIES

  Each Series may write put and call options on stocks only if they are covered, and such options must remain covered so long as the Fund is obligated as a writer. Each Series will write put options on stock indices and foreign currencies and futures contracts on foreign currencies only if they are covered by segregating with the Fund's Custodian an amount of cash, short-term investments or other liquid assets equal to the aggregate exercise price of the puts. During the coming fiscal year, neither Series intends to purchase or sell options on equity securities or stock indices if the aggregate premiums paid for such outstanding options would exceed 5% of the relevant Series' total assets.

  Except as described below, a Series will write call options on indices only if it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When a Series writes a call option on a broadly-based stock market index, such Series will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, cash, U.S. Government securities, or other liquid assets with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

  If a Series has written an option on an industry or market segment index, it will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities," all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the relevant Series' holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated, pledged or escrowed in the case of broadly-based stock market index options or 25% of such amount in the case of industry or market segment index options. If at the close of business on any day the market value of such qualified securities so segregated, escrowed or pledged falls below 100% of the current index value times the multiplier times the number of contracts, a Series will so segregate, escrow or pledge an amount in cash, or other liquid assets equal in value to the difference. In addition, when a Series writes a call on an index which is in-the-money at the time the call is written, such Series will segregate with its Custodian or pledge to the broker as collateral cash or other liquid assets equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to a Series' obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on NASDAQ against which the relevant Series has not written a stock call option and which has not been hedged by such Series by the sale of stock index futures. However, if a Series holds a call on the same index as the call written and the exercise price of the call held either is equal to or less than the exercise price of the call written or is greater than the exercise price of the call written but the difference is maintained by such Series in cash or other liquid assets in a segregated account with its Custodian, it will not be subject to the requirements described in this paragraph.

  Each Series intends to engage in futures contracts and options on futures transactions as a hedge against changes, resulting from market or political conditions, in the value of the currencies to which such Series is subject or to which such Series expects to be subject in connection with future purchases. Each Series also intends to engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of such Series. Each Series may write options on futures contracts to realize through the receipt of premium income a greater return than would be realized in a Series' portfolio securities alone.

  POSITION LIMITS. Transactions by a Series in futures contracts and options will be subject to limitations, if any, established by each of the exchanges, boards of trade or other trading facilities (including NASDAQ) governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of futures contracts and options which a Series may write or purchase may be affected by the futures contracts and options written or purchased by other investment advisory clients of the Manager or Subadviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

BRADY BONDS

  Each Series may invest in certain debt obligations customarily referred to as "Brady Bonds," which are created in connection with debt restructuring through the exchange of existing commercial bank loans to sovereign entities for new obligations under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries to date including Argentina, Brazil, Bulgaria, Costa Rica, Croatia, the Dominican Republic, Ecuador, Ivory Coast, Jordan, the former Yugoslav Republic of Macedonia, Mexico, Nigeria, Panama, Peru, the Philippines, Poland, Russia, Slovenia, Uruguay, Venezuela and Vietnam (collectively, the "Brady Countries"). In addition, some countries have reached an agreement in principle to restructure their bank debt according to a Brady Plan and other countries are expected to negotiate similar restructurings in the future. In some cases countries have restructured or are planning to restructure their external bank debt into new loans or promissory notes.

  Many of the Brady Bonds have been issued relatively recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated), and they have been actively traded in the over-the-counter secondary market.

  U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity;
(ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). There can be no assurance that Brady Bonds in which a Series may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause such Series to suffer a loss of interest or principal on any of its holdings.

  Most Brady Bonds issued by Mexico to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of Brady Bonds issued by Venezuela and Argentina to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

  In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are generally considered speculative. In addition, many Brady Bonds currently are rated below investment grade. These securities are subject to each Series' current operating policy of not investing more than 10% of its total assets in debt securities rated lower than Baa by Moody's or BBB by S&P.

DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS

  When conditions dictate a temporary defensive strategy (which during periods of market volatility could be for an extended period of time), a Series may invest in money market instruments, including commercial paper of domestic corporations, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, obligations issued or guaranteed by the U.S. Government, its agencies or its instrumentalities and repurchase agreements (described more fully below). Such investments may be subject to certain risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, the seizure or nationalization of foreign deposits and foreign exchange controls or other restrictions.

WHEN-ISSUED OR DELAYED DELIVERY SECURITIES

  From time to time, in the ordinary course of business, a Series may purchase securities on a when-issued or delayed delivery basis; that is, delivery and payment can take place a month or more after the date of the transaction. A Series will make commitments for such when-issued or delayed delivery transactions only with the intention of actually acquiring the securities. The Fund's Custodian will maintain, in a separate account of the relevant Series, cash, or other liquid, unencumbered assets, marked-to-market daily, having a value equal to or greater than such commitments. If a Series chooses to dispose of the right to acquire a when-issued or delayed delivery security prior to its acquisition, it could, as with the disposition of any other portfolio security, incur a gain or loss due to market fluctuations. The Series do not intend to have more than 5% of their respective net assets (determined at the time of entering into the transaction) involved in transactions on a when-issued or delayed delivery basis during the coming year.

SHORT SALES AGAINST-THE-BOX

  Each Series may make short sales of securities or maintain a short position, provided that (i) at all times when a short position is open the relevant Series owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a short sale against-the-box) and (ii) not more than 25% of the relevant Series' net assets (determined at the time of the short sale) may be subject to such sales. The Series do not intend to have more than 5% of their respective net assets (determined at the time of the short sale) subject to short sales against-the-box during the coming year.

REPURCHASE AGREEMENTS

  Each Series' repurchase agreements will be collateralized by U.S. Government obligations. A Series' will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Fund's Board of Trustees. Each Series' Subadviser will monitor the creditworthiness of such parties, under the general supervision of the Board of Trustees. In the event of a default or bankruptcy by a seller, a Series will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, a Series will suffer a loss.

  Each Series participates in a joint repurchase account with other investment companies managed by Prudential Investments Fund Management LLC (PIFM) pursuant to an order of the Securities and Exchange Commission (SEC). On a daily basis, any uninvested cash balances of a Series may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each Series participates in the income earned or accrued in the joint account based on the percentage of its investment.

LENDING OF PORTFOLIO SECURITIES

  Consistent with applicable regulatory requirements, a Series may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 30% of the value of the relevant Series' total assets and provided that such loans are callable at any time by such Series and are at all times secured by cash or equivalent collateral (or a letter of credit) that is equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that a Series continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

  A loan may be terminated by the borrower on one business day's notice or by the relevant Series at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the relevant Series can use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Trustees of the Fund. On termination of the loan, the borrower is required to return the securities to the relevant Series, and any gain or loss in the market price during the loan would inure to such Series.

  Since voting or consent rights which accompany loaned securities pass to the borrower, each Series will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the relevant Series' investment in the securities which are the subject of the loan. Each Series will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

SECURITIES OF OTHER INVESTMENT COMPANIES

  A Series may invest up to 5% of its total assets in securities of other registered investment companies. Each Series does not intend to invest in such securities during the coming fiscal year. If a Series does invest in securities of other registered investment companies, shareholders of such Series may be subject to duplicate management and advisory fees.

SEGREGATED ACCOUNTS

  The Fund will establish a segregated account with its Custodian, State Street Bank and Trust Company, in which it will maintain cash, U.S. Government securities, equity securities (including foreign securities), debt securities or other liquid, unencumbered assets equal in value to its obligations in respect of potentially leveraged transactions. These include forward contracts, when-issued and delayed delivery securities, futures contracts, written options and options on futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with SEC guidelines, these will not be deemed to be senior securities. The assets deposited in the segregated account will be marked-to-market daily.

ILLIQUID SECURITIES

  A Series may not hold more than 15% of its net assets in repurchase agreements which have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the United States) or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

  In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

  Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

  Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Trustees. In reaching liquidity decisions, the Subadviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser, and (ii) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

  The staff of the SEC has taken the position that purchased over-the-counter options and the assets used as "cover" for written over-the-counter options are illiquid securities unless a Series and the counterparty have provided for such Series, at such Series' election, to unwind the over-the-counter option. The exercise of such an option ordinarily would involve the payment by such Series of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow such Series to treat the assets used as "cover" as "liquid."


                            INVESTMENT RESTRICTIONS

  The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without (i) in the case of the Prudential Developing Markets Equity Fund, the approval of the holders of a majority of such Series outstanding voting securities and (ii) in the case of the Prudential Latin America Equity Fund, the approval of the holders of a majority of such Series' outstanding voting securities. A "majority of such Series' outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

  A Series may not:

  1. Purchase securities on margin (but a Series may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Series of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

  2. Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Fund currently does not intend to engage in short sales.

  3. Issue senior securities, borrow money or pledge its assets, except that a Series may borrow up to 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. A Series may pledge up to 20% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral and collateral arrangements relating thereto, and collateral arrangements with respect to futures contracts and options thereon and with respect to the writing of options and obligations of a Series to Trustees pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

  4. Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (i) with respect to 75% of a Series' total assets, more than 5% of such assets (determined at the time of investment) would then be invested in securities of a single issuer, or (ii) 25% or more of the Fund's total assets (determined at the time of investment) would be invested in a single industry.

  5. Purchase any security if as a result such Series would then hold more than 10% of the outstanding voting securities of an issuer.

  6. Buy or sell real estate or interests in real estate, except that a Series may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts.

  7. Purchase or sell commodities or contracts on commodities, except to the extent that such Series may do so in accordance with applicable law, as may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

  8. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

  9. Make investments for the purpose of exercising control or management.

  10. Make loans, except through (i) repurchase agreements and (ii) loans of portfolio securities.

  Whenever any fundamental investment policy or investment restriction states a maximum percentage of a Series' assets or net assets, it is intended that if the percentage limitation is met at the time the investment is made, then a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that a Series' asset coverage for borrowings falls below 300%, such Series will take prompt action to reduce its borrowings, as required by applicable law.

                             TRUSTEES AND OFFICERS

                            POSITION                     PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE(1)    WITH FUND                    DURING PAST FIVE YEARS
------------------------    ---------                    ----------------------
Edward                    Trustee       President and Director of BMC Fund, Inc., a closed-end
D. Beach                                 investment company; previously, Vice Chairman of
(73)                                     Broyhill Furniture Industries, Inc.; Certified Public
                                         Accountant; Secretary and Treasurer of Broyhill Family
                                         Foundation, Inc.; Member of the Board of Trustees of
                                         Mars Hill College; and Director of The High Yield
                                         Income Fund, Inc.
Stephen                   Trustee       Executive Director (May 1985 through December 1997) of
C. Eyre                                  The John A. Hartford Foundation, Inc. (charitable
(75)                                     foundation); Director of Faircom, Inc.; and Trustee
                                         Emeritus of Pace University.
Delayne                   Trustee       Marketing and Management Consultant; Director of The
Dedrick                                  High Yield Income Fund, Inc.
Gold
(59)
*Robert                   Trustee       Vice President, of Prudential Investments since
F. Gunia                                 September 1997; Executive Vice President and Treasurer
(51)                                     (since December 1996), Prudential Investments Fund
                                         Management LLC (PIFM); Senior Vice President (since
                                         March 1987) of Prudential Securities Incorporated
                                         (Prudential Securities); formerly Chief Administrative
                                         Officer (July 1990-September 1996), Director (January
                                         1989-September 1996) and Executive Vice President,
                                         Treasurer and Chief Financial Officer (June 1987-
                                         September 1996) of Prudential Mutual Fund Management,
                                         Inc. (PMF); Vice President and Director (since May
                                         1989) of The Asia Pacific Fund, Inc.; Director of The
                                         High Yield Income Fund, Inc.
Don G.                    Trustee       Chairman and Chief Executive Officer (since 1980) of
Hoff                                     Intertec, Inc. (investments); Chairman and Chief
(62)                                     Executive Officer of The Lamaur Corporation, Inc.;
                                         Director of Innovative Capital Management, Inc. and The
                                         Greater China Fund, Inc.; and Chairman and Director of
                                         The Asia Pacific Fund, Inc.
Robert                    Trustee       President (since 1981) of Robert E. LaBlanc Associates,
E.                                       Inc. (telecommunications); formerly General Partner at
LaBlanc                                  Salomon Brothers and Vice-Chairman of Continental
(63)                                     Telecom; Director of Storage Technology Corporation,
                                         Titan Corporation, Salient 3 Communications, Inc. and
                                         Tribune Company; and Trustee of Manhattan College.
*Mendel                   Trustee       Chief Investment Officer (since October 1996) of
A.                                       Prudential Mutual Funds; formerly Chief Financial
Melzer,                                  Officer (November 1995-September 1996) of Prudential
CFA (37)                                 Investments, Senior Vice President and Chief Financial
751                                      Officer (April 1993-November 1995) of Prudential
Broad                                    Preferred Financial Services, Managing Director (April
Street                                   1991-April 1993) of Prudential Investment Advisors and
Newark,                                  Senior Vice President (July 1989-April 1991) of
NJ 07102                                 Prudential Capital Corporation; Chairman and Director
                                         of Prudential Series Fund, Inc.; and Director of The
                                         High Yield Income Fund, Inc.
*Richard                  President and Employee of Prudential Investments; formerly President,
A.                        Trustee        Chief Executive Officer and Director (October 1993-
Redeker                                  September 1996) Prudential Mutual Fund Management,
(54)                                     Inc., Executive Vice President, Director and Member of
751                                      Operating Committee (October 1993-September 1996),
Broad                                    Prudential Securities, Director (October 1993-September
Street                                   1996) of Prudential Securities Group, Inc., Executive
Newark,                                  Vice President (January 1994-September 1996) of The
NJ 07102                                 Prudential Investment Corporation, Director (January
                                         1994-September 1996) of Prudential Mutual Fund
                                         Distributors, Inc. and Prudential Mutual Fund Services,
                                         Inc. and Senior Executive Vice President and Director
                                         (September 1978-September 1993) of Kemper Financial
                                         Services, Inc.; President and Director of The High
                                         Yield Income Fund, Inc.

                               POSITION                        PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE(1)       WITH FUND                       DURING PAST FIVE YEARS
------------------------       ---------                       ----------------------
Robin B.                  Trustee             Chairman (since August 1996) and Chief Executive Officer
Smith                                          (since January 1988), formerly President (September
(58)                                           1981-August 1996) and Chief Operating Officer
                                               (September 1981-December 1988) of Publishers Clearing
                                               House; Director of BellSouth Corporation, Texaco Inc.,
                                               Springs Industries Inc. and Kmart Corporation.
Stephen                   Trustee             President and Chief Executive Officer (since June 1996)
Stoneburn                                      of Quadrant Media Corp. (a publishing company);
(54)                                           formerly President (June 1995-June 1996) of Argus
                                               Integrated Media, Inc., Senior Vice President and
                                               Managing Director (January 1993-1995) of Cowles
                                               Business Media, Senior Vice President (January 1991-
                                               1992) and Publishing Vice President (May 1989-December
                                               1990) of Gralla Publications (a division of United
                                               Newspapers, U.K.) and Senior Vice President of
                                               Fairchild Publications, Inc.
Nancy H.                  Trustee             Economist; Director of Inland Steel Industries,
Teeters                                        director/trustee of other Prudential Mutual Funds;
(67)                                           formerly, Vice President and Chief Economist of
                                               International Business Machines; Member of the Board of
                                               Governors of the Federal Reserve System; Governor of
                                               the Horace H. Rackham School of Graduate Studies of the
                                               University of Michigan; Assistant Director of the
                                               Committee on the Budget of the US House of
                                               Representatives; Senior Fellow at the Library of
                                               Congress; Senior Fellow at the Brookings Institution;
                                               staff at Office of Management and Budget, Council of
                                               Economic Advisors and the Federal Reserve Board.
S. Jane                   Secretary           Senior Vice President (since December 1996) of PIFM;
Rose (52)                                      Senior Vice President and Senior Counsel (since July
                                               1992) of Prudential Securities; formerly Senior Vice
                                               President (January 1991-September 1996) and Senior
                                               Counsel (June 1987-September 1996) of Prudential Mutual
                                               Fund Management, Inc.
Robert C.                 Assistant Secretary Assistant General Counsel (since September 1997) of
Rosselot                                       PIFM; formerly a partner with the firm of Howard &
(37)                                           Howard, Bloomfield Hills, Michigan (December 1995-
                                               September 1997) and Corporate Counsel of Federated
                                               Investors (1990-1995).
Grace C.                  Treasurer and       First Vice President (since December 1996) of PIFM;
Torres                    Principal            First Vice President (since March 1994) of Prudential
(38)                      Financial and        Securities; formerly First Vice President (March 1994-
                          Accounting Officer   September 1996) of Prudential Mutual Fund Management,
                                               Inc. and Vice President (July 1989-March 1994) of
                                               Bankers Trust.
Stephen                   Assistant           Vice President and Tax Director (since March 1996) of
M.                        Treasurer            Prudential Investments; formerly First Vice President
Ungerman                                       (February 1993-March 1996).
(44)

---------
(1) Unless otherwise stated, the address is c/o Prudential Investments Fund Management LLC, Gateway Center Three, Newark, New Jersey 07102-4077.

 * "Interested" Director, as defined in the Investment Company Act, by reason of his affiliation with Prudential, Prudential Securities or PIFM.

  Trustees and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Securities.

  The officers conduct and supervise the daily business operations of the Fund, while the Trustees, in addition to their functions set forth under "Manager" and "Distributor," review such actions and decide on general policy of the Fund.

  The Board of Trustees has adopted a retirement policy which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Trustees who were age 68 or older as of December 31, 1993. Under the phase-in provision, Messrs. Beach and Eyre are scheduled to retire on December 31, 1999 and 1998, respectively.

  Pursuant to the terms of the Management Agreement with the Fund on behalf of the Series, the Manager pays all compensation of officers and employees of each Series as well as the fees and expenses of all Trustees of the Fund who are affiliated persons of the Manager. The Fund pays each of its Trustees who is not an affiliated person of PIFM annual compensation of $4,000, in addition to certain out-of-pocket expenses. Such amount is allocated to each Series. The amount of annual compensation paid to each Trustee may change as a result of the introduction of additional funds upon which the Trustee will be asked to serve.

  Trustees may receive their Trustees' fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of such Trustees' fees which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to an SEC exemptive order, at the daily rate of return of the Fund. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Trustee. The Fund's obligation to make payments of deferred Trustees' fees, together with interest thereon, is a general obligation of the Fund.

  The following table sets forth the aggregate compensation paid by the Fund to the Trustees who are not affiliated with the Manager for the fiscal year ended July 31, 1998 and the aggregate compensation paid to such Trustees for service on the Fund's Board and that of all other investment companies managed by PIFM (Fund Complex) for the calendar year ended December 31, 1997.

                              COMPENSATION TABLE

                                                                          TOTAL
                                          PENSION OR                   COMPENSATION
                                          RETIREMENT      ESTIMATED     FROM FUND
                           AGGREGATE   BENEFITS ACCRUED    ANNUAL        AND FUND
                          COMPENSATION AS PART OF FUND  BENEFITS UPON  COMPLEX PAID
    NAME AND POSITION      FROM TRUST      EXPENSES      RETIREMENT   TO TRUSTEES(2)
    -----------------     ------------ ---------------- ------------- --------------
Edward D. Beach--
 Trustee................     --0--           None            N/A         $135,000(38/63)*
Stephen C. Eyre--
 Trustee................     --0--           None            N/A         $ 45,000(12/13)*
Delayne D. Gold--
 Trustee................     --0--           None            N/A         $135,000(38/63)*
Robert F. Gunia(1)--
 Trustee................     --0--           None            N/A              --
Don G. Hoff--Trustee....     --0--           None            N/A         $ 45,000(12/13)*
Robert F. LaBlanc--
 Trustee................     --0--           None            N/A         $ 45,000(12/13)*
Mendel A. Melzer(1)--
 Trustee................     --0--           None            N/A              --
Richard A. Redeker(1)--
 Trustee................     --0--           None            N/A              --
Robin B. Smith--Trustee.     --0--           None            N/A         $ 90,000(27/34)*
Stephen Stoneburn--
 Trustee................     --0--           None            N/A         $ 45,000(12/13)*
Nancy H. Teeters--
 Trustee................     --0--           None            N/A         $ 90,000(26/50)*

---------
 * Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.
(1) Robert F. Gunia, Mendel A. Melzer and Richard A. Redeker, who are interested Trustees, do not receive compensation from the Fund or any fund in the Fund Complex.
(2) Total compensation from all the funds in the Fund Complex for the calendar year ended December 31, 1997, including amounts deferred at the election of Trustees under the funds' deferred compensation plans. Including accrued interest, total deferred compensation amounted to $139,081 for Trustee Robin Smith. Currently, Ms. Smith has agreed to defer some of her fees at the T-Bill rate and other fees at the Fund rate.

                                    MANAGER

  The manager of each Series is Prudential Investments Fund Management LLC (formerly Prudential Mutual Fund Management LLC), as successor to Prudential Mutual Fund Management, Inc. (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PIFM serves as manager to all of the other investment companies that, together with the Series, comprise the Prudential Mutual Funds. See "How the Fund is Managed--Manager" in the relevant Series' Prospectus. As of May 31, 1998, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $65 billion. According to the Investment Company Institute, as of December 31, 1997, the Prudential Mutual Funds were the 17th largest family of mutual funds in the United States.

  PIFM is a subsidiary of Prudential Securities and Prudential. Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), a wholly-owned subsidiary of PIFM, serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

  Pursuant to the Management Agreement with the Fund with respect to the Series (the Management Agreement), PIFM, subject to the supervision of the Fund's Board of Trustees and in conformity with the stated policies of each Series, manages both the investment operations of the Series and the composition of the Series' portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PIFM is obligated to keep certain books and records of the Series. PIFM also administers the Trust's business affairs and, in connection therewith, furnishes the Series with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Fund's custodian, and PMFS, the Fund's transfer and dividend disbursing agent. The management services of PIFM for the Series are not exclusive under the terms of the Management Agreement and PIFM is free to, and does, render management services to others.

  For its services, PIFM receives, pursuant to the Management Agreement, a fee at an annual rate of 1.25% of each Series' average daily net assets. The fee is computed daily and payable monthly.

  In connection with its management of the business affairs of each Series, PIFM bears the following expenses:

  (a) the salaries and expenses of all of its and each Series personnel except the fees and expenses of Trustees who are not affiliated persons of PIFM or the Series' Subadviser;

  (b) all expenses incurred, by PIFM or a Series in connection with managing the ordinary course of such Series' business, other than those assumed by a Series as described below; and

  (c) the costs and expenses payable to The Prudential Investment Corporation, doing business as Prudential Investments (PI, the Subadviser or the investment adviser), pursuant to the subadvisory agreement between PIFM and PI (the Subadvisory Agreement).

  Under the terms of the Management Agreement, each Series is responsible for the payment of the following expenses: (a) the fees payable to the Manager,
(b) the fees and expenses of Trustees who are not affiliated persons of the Manager or such Series' Subadviser, (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation to maintain required records of each Series and to price such Series' shares, (d) the charges and expenses of legal counsel and independent accountants for such Series, (e) brokerage commissions and any issue or transfer taxes chargeable to such Series in connection with its securities transactions, (f) all taxes and corporate fees payable by such Series to governmental agencies, (g) the fees of any trade associations of which such Series may be a member, (h) the cost of stock certificates representing shares of such Series, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of such Series and its shares with the SEC and the states, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of such Series' business and (m) distribution fees.

  The Management Agreement provides that PIFM will not be liable for any error of judgment or for any loss suffered by a Series in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement was last approved by the Board of Trustees of the Fund, including a majority of the Trustees who are not parties to the contract or interested persons of any such party, as defined in the Investment Company Act, on October 25, 1997.

  PIFM has entered into a Subadvisory Agreement with PI. The Subadvisory Agreement provides that PI will furnish investment advisory services in connection with the management of each Series. In connection therewith, PI is obligated to keep certain books and records of the Series. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PI's performance of such services. PI is reimbursed by PIFM for the reasonable costs and expenses incurred by PI in furnishing those services.

  The Subadvisory Agreement was last approved by the Board of Trustees, including a majority of the Trustees who are not parties to the contract or interested persons of any such party, as defined in the Investment Company Act, on October 25, 1997.

  The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by a Series, PIFM or PI upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

                                  DISTRIBUTOR

  Until July 1, 1998 Prudential Securities Incorporated (Prudential Securities or, until July 1, 1998, the Distributor), One Seaport Plaza, New York, New York 10292 will continue to act as the distributor of the shares of the Series. Beginning July 1, 1998, Prudential Investment Management Services LLC (the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, will act as Distributor of each Series.

  Pursuant to separate distribution and service plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Fund on behalf of the Series under Rule 12b-1 under the Investment Company Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing the Series' Class A, Class B and Class C shares. The Distributor also incurs the expenses of distributing the Series' Class Z shares under the Distribution Agreement, none of which are reimbursed by or paid for by either Series. See "How the Fund is Managed--Distributor" in the relevant Series' Prospectus.

  The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B and Class C shares. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the relevant Series' Prospectus.

  The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Trustees, including a majority vote of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Class A, Class B, or Class C Plans (the Rule 12b-1 Trustees), cast in person at a meeting called for the purpose of voting on such continuance. The Plans may each be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Trustees, or by the vote of the holders of a majority of the outstanding shares of the applicable class of a Series on not more than 30 days' written notice to any other party to the Plans. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Board of Trustees in the manner described above. Each Plan will automatically terminate in the event of its assignment. A Series will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

  Pursuant to each Plan, the Board of Trustees will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of a Series by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Trustees shall be committed to the Rule 12b-1 Trustees.

  Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the federal securities laws. The Distribution Agreement was approved by the Board of Trustees, including a majority of the Rule 12b-1 Trustees, on October 25, 1997.

  NASD MAXIMUM SALES CHARGE RULE. Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of a Series may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of a Series rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

  The Manager is responsible for decisions to buy and sell securities, futures and options on securities and futures for the Series, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. The term "Manager" as used in this section includes the Subadviser. Broker-dealers may receive negotiated brokerage commissions on a Series' portfolio transactions, including options and the purchase and sale of underlying securities upon the exercise of options. On foreign securities exchanges, commissions may be fixed. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates. Brokerage commissions on United States securities, options and futures exchanges or boards of trade are subject to negotiation between the Manager and the broker or futures commission merchant.

  Equity securities traded in the over-the-counter market and bonds, including convertible bonds, are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. A Series will not deal with Prudential Securities in any transaction in which Prudential Securities acts as principal. Thus, it will not deal with Prudential Securities acting as market maker, and it will not execute a negotiated trade with Prudential Securities if execution involves Prudential Securities' acting as principal with respect to any part of a Series' order.

  In placing orders for portfolio securities or futures contracts of the Series, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. Within the framework of this policy, the Manager will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of a Series, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for a Series may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than the Series', and the services furnished by such brokers, dealers or futures commission merchants may be used by the Manager in providing investment management for the Series. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the broker, dealer or futures commission merchant in the light of generally prevailing rates. The Manager's policy is to pay higher commissions to brokers, other than Prudential Securities, for particular transactions than might be charged if a different broker had been selected, on occasions when, in the Manager's opinion, this policy furthers the objective of obtaining best price and execution. In addition, the Manager is authorized to pay higher commissions on brokerage transactions for the Series to brokers other than Prudential Securities in order to secure research and investment services described above, subject to review by the Fund's Board of Trustees from time to time as to the extent and continuation of this practice. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Trust's Board of Trustees.

  Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities (or any affiliate), during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the SEC. This limitation, in the opinion of each Series, will not significantly affect the Series' ability to pursue its present investment objective. However, in the future in other circumstances, a Series may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

  Subject to the above considerations, Prudential Securities may act as a securities broker or futures commission merchant for the Series. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for a Series, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or futures commission merchants in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated broker or futures commission merchant in a commensurate arm's-length transaction. Furthermore, the Board of Trustees of the Fund, including a majority of the non-interested Trustees, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with
Section 11(a) of the Securities Exchange Act of 1934, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for a Series unless such Series has expressly authorized the retention of such compensation. Prudential Securities must furnish to each Series at least annually a setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for such Series during the applicable period. Brokerage and futures transactions with Prudential Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Prudential Securities (or such affiliate) by applicable law.

  Transactions in options by a Series will be subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers. Thus, the number of options which a Series may write or hold may be affected by options written or held by the Manager and other investment advisory clients of the Manager. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

                    PURCHASE AND REDEMPTION OF FUND SHARES

  Shares of a Series may be purchased at a price equal to the next determined net asset value per share plus a sales charge which, at the election of the investor, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares of a Series are offered to a limited group of investors at net asset value without any sales charge. See "Shareholder Guide--How to Buy Shares of the Fund" in the relevant Series' Prospectus.

  Each class of shares represents an interest in the same assets of such Series and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights with respect to any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "Distributor" and "Shareholder Investment Account--Exchange Privilege."

ISSUANCE OF SERIES SHARES FOR SECURITIES

  Transactions involving the issuance of Series shares for securities (rather than cash) will be limited to (i) reorganizations, (ii) statutory mergers, or
(iii) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of such Series, (b) are liquid and not subject to restrictions on resale and (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the Series investment adviser.

SPECIMEN PRICE MAKE-UP

  Under the current distribution arrangements between each Series and the Distributor, Class A shares are sold at a maximum sales charge of 5% and Class B*, Class C* and Class Z shares are sold at net asset value. Using each Series' initial net asset value of $10.00 per share, the maximum offering price of each Series' shares is as follows:

                                                                    DEVELOPING
                                                      LATIN AMERICA   MARKETS
                                                       EQUITY FUND  EQUITY FUND
                                                      ------------- -----------
      CLASS A
      Net asset value and redemption price per Class
       A share.......................................    $10.00       $10.00
      Maximum sales charge (5% of offering price)....       .53          .53
                                                         ------       ------
      Maximum offering price to public...............    $10.53       $10.53
                                                         ======       ======
      CLASS B
      Net asset value, offering price and redemption
       price per Class B share*......................    $10.00       $10.00
                                                         ======       ======
      CLASS C
      Net asset value, offering price and redemption
       price per Class C share*......................    $10.00       $10.00
                                                         ======       ======
      CLASS Z
      Net asset value, offering price and redemption
       price per Class Z share.......................    $10.00       $10.00
                                                         ======       ======

     ---------
     *Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales
     Charges" in either Prospectus.

REDUCTION AND WAIVER OF INITIAL SALES CHARGES--CLASS A SHARES

  COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of a Series concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "Shareholder Guide--Alternative Purchase Plan" in the relevant Prospectus.

  An eligible group of related Series investors includes any combination of the following:

  (a) an individual;

  (b) the individual's spouse, their children and their parents;

  (c) the individual's and spouse's Individual Retirement Account (IRA);

  (d) any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

  (e) a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

  (f) a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

  (g) one or more employee benefits plans of a company controlled by an individual.

  In addition, an eligible group of related Series investors may include an employer (or group of related employers) and one or more retirement or group plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

  The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

  RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Series and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day. See "How the Fund Values its Shares" in either Prospectus.

  The Distributor must be notified at the time of purchase that the shareholder is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investors' holdings. Rights of Accumulation are not available to individual participants in any retirement or group plans.

  LETTER OF INTENT. Reduced sales charges are also available to investors (or an eligible group of related investors), including retirement and group plans, who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of a Series and shares of other Prudential Mutual Funds (Investment Letter of Intent). Retirement and group plans may also qualify to purchase Class A shares at NAV by entering into a Letter of Intent whereby they agree to enroll, within a thirteen-month period, a specified number of eligible employees or participants (Participant Letter of Intent).

  For purposes of the Investment Letter of Intent, all shares of the Series and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities.

  A Letter of Intent permits a purchaser, in the case of an Investment Letter of Intent, to establish a total investment goal to be achieved by any number of investments over a thirteen-month period and, in the case of a Participant Letter of Intent, to establish a minimum eligible employee or participant enrollment goal over a thirteen-month period. Each investment made during the period, in the case of an Investment Letter of Intent, will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. In the case of a Participant Letter of Intent, each investment made during the period will be made at net asset value. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser, except in the case of retirement and group plans where the employer or plan sponsor will be responsible for paying any applicable sales charge. The effective date of an Investment Letter of Intent (except in the case of retirement and group plans) may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

  The Investment Letter of Intent does not obligate the investor to purchase, nor a Series to sell, the indicated amount. Similarly, the Participant Letter of Intent does not obligate the retirement or group plan to enroll the indicated number of eligible employees or participants. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser (or the employer or plan sponsor, in the case of any retirement or group plan) is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of a Series pursuant to a Letter of Intent should carefully read such Letter of Intent.

  The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will, in the case of an Investment Letter of Intent, be granted subject to confirmation of the investor's holdings or in the case of a Participant Letter of Intent, subject to confirmation of the number of eligible employees or participants in the retirement or group plan. Letters of Intent are not available to individual participants in any retirement or group plans.

WAIVER OF THE CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES

  The contingent deferred sales charge is waived under circumstances described in each Series' Prospectus. See "Shareholder Guide--How to Sell Your Shares-- Waiver of the Contingent Deferred Sales Charges--Class B Shares" in either Prospectus. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

CATEGORY OF WAIVER                REQUIRED DOCUMENTATION
Death                             A copy of the shareholder's death certificate
                                  or, in the case of a trust, a copy of the
                                  grantor's death certificate, plus a copy of
                                  the trust agreement identifying the grantor.
Disability--An individual will    A copy of the Social Security Administration
be considered disabled if he or   award letter or a letter from a physician on
she is unable to engage in any    the physician's letterhead stating that the
substantial gainful activity by   shareholder (or, in the case of a trust, the
reason of any medically           grantor) is permanently disabled. The letter
determinable physical or mental   must also indicate the date of disability.
impairment which can be expected
to result in death or to be of
long-continued and indefinite
duration.
CATEGORY OF WAIVER                REQUIRED DOCUMENTATION
Distribution from an IRA or       A copy of the distribution form from the
403(b) Custodial Account          custodial firm indicating (i) the date of
                                  birth of the shareholder and (ii) that the
                                  shareholder is over age 59 1/2 and is taking
                                  a normal distribution--signed by the
                                  shareholder.
Distribution from Retirement      A letter signed by the plan
Plan                              administrator/trustee indicating the reason
                                  for the distribution.
Excess Contributions              A letter from the shareholder (for an IRA) or
                                  the plan administrator/trustee on company
                                  letterhead indicating the amount of the
                                  excess and whether or not taxes have been
                                  paid.

  The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

                        SHAREHOLDER INVESTMENT ACCOUNT

  Upon the initial purchase of a Series' shares, a Shareholder Investment Account is established for each investor under which the shares are held for the investor by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for the issuance of a certificate. Each Series makes available to its shareholders the following privileges and plans.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS

  For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the applicable Series at the NAV per share at the close of business on the record date. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such distribution at NAV by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent. Such shareholder will receive credit for any contingent deferred sales charge paid in connection with the amount of proceeds being reinvested.

EXCHANGE PRIVILEGE

  Each Series makes available to its shareholders the privilege of exchanging their shares of such Series for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential Mutual Funds, the Exchange Privilege is available for those funds eligible for investment in the particular program.

  It is contemplated that the Exchange Privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

  CLASS A. Shareholders of a Series may exchange their Class A shares for Class A shares of certain other Prudential Mutual Funds, shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the Exchange Privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the Exchange Privilege.

  The following money market funds participate in the Class A Exchange
Privilege:

     Prudential California Municipal Fund
      (California Money Market Series)
     Prudential Government Securities Trust
      (Money Market Series)
      (U.S. Treasury Money Market Series)
     Prudential Municipal Series Fund
      (Connecticut Money Market Series)
      (Massachusetts Money Market Series)
      (New Jersey Money Market Series)
      (New York Money Market Series)
     Prudential MoneyMart Assets, Inc. (Class A Shares)
     Prudential Tax-Free Money Fund, Inc.

  CLASS B AND CLASS C. Shareholders of a Series may exchange their Class B and Class C shares for Class B and Class C shares, respectively, of certain other Prudential Mutual Funds. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of an exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

  Class B and Class C shares of a Series may also be exchanged for shares of Prudential Special Money Market Fund, Inc., without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated by excluding the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into a Series from a money market fund during the month (and are held in a Series at the end of month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

  At any time after acquiring shares of other funds participating in the Class B or Class C Exchange Privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of a Series, respectively, without subjecting such shares to any CDSC upon the exchange. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares, respectively, of other funds without being subject to any CDSC.

  CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential Mutual Funds.

  Additional details about the Exchange Privilege and prospectuses for each of the Prudential Mutual Funds are available from the Fund's Transfer Agent, Prudential Securities or Prusec. The Exchange Privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including either Series, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

DOLLAR COST AVERAGING

  Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

  Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class beginning in 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university./1/

  The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals./2/

      PERIOD OF
      MONTHLY INVESTMENTS:                   $100,000 $150,000 $200,000 $250,000
      --------------------                   -------- -------- -------- --------
      25 years..............................  $  110   $  165   $  220   $  275
      20 years..............................     176      264      352      440
      15 years..............................     296      444      592      740
      10 years..............................     555      833    1,110    1,388
       5 years..............................   1,371    2,057    2,742    3,428

     See "Automatic Savings Accumulation Plan."
---------
/1/Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-1994 academic year.

/2/The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of a Series. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP)

  Under ASAP, an investor may arrange to have a fixed amount automatically invested in shares of a Series monthly by authorizing his or her bank account or Prudential Securities account (including a Command Account) to be debited to invest specified dollar amounts in shares of such Series. The investor's bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to ASAP participants.

  Further information about this program and an application form can be obtained from the Transfer Agent, Prudential Securities or Prusec.

SYSTEMATIC WITHDRAWAL PLAN

  A systematic withdrawal plan is available to shareholders through the Distributor or the Transfer Agent. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in either Series' Prospectus.

  In the case of shares held through the Transfer Agent (i) a $10,000 minimum account value applies, (ii) withdrawals may not be for less than $100 and
(iii) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan. See '"Shareholder Investment Account-- Automatic Reinvestment of Dividends and/or Distributions" above.

  The Distributor and the Transfer Agent act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

  Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

  Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be generally recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to
(i) the purchase of Class A shares and (ii) the withdrawal of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the systematic withdrawal plan, particularly if used in connection with a retirement plan.

TAX-DEFERRED RETIREMENT PLANS

  Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under
Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, and the administration, custodial fees and other details are available from Prudential Securities or the Transfer Agent.

  Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS

  INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                          TAX-DEFERRED COMPOUNDING/1/

        CONTRIBUTIONS                     PERSONAL
        MADE OVER:                        SAVINGS                                        IRA
        -------------                     --------                                     --------
        10 years                          $ 26,165                                     $ 31,291
        15 years                            44,675                                       58,649
        20 years                            68,109                                       98,846
        25 years                            97,780                                      157,909
        30 years                           135,346                                      244,692

---------
/1/The chart is for illustrative purposes only and does not represent the performance of a Series or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.

MUTUAL FUND PROGRAMS

  From time to time, a Series may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, e.g., to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. A Series may waive or reduce its minimum initial investment requirements in connection with such a program.

  The mutual funds in the program may be purchased individually or as part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, individuals should consult their Prudential Securities Financial Advisor or Prudential/Pruco Securities Representative concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                NET ASSET VALUE

  Under the Investment Company Act, with respect to securities for which market quotations are not readily available, the Board of Trustees is responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Board of Trustees, the value of investments listed on a securities exchange and NASDAQ National Market System securities (other than options on stock and stock indices) are valued at the last sale price on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, as provided by a pricing service or principal market maker. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market makers. Options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer and forward currency exchange contracts are valued at the current cost of covering or offsetting such contracts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the Manager of Subadviser under procedures established by and under the general supervision of the Fund's Board of Trustees.

  Securities or other assets for which reliable market quotations are not readily available, or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Subadviser (or Valuation Committee or Board of Trustees), does not represent fair value, are valued by the Valuation Committee or Board in consultation with the Manager and Subadviser, under procedures established by the Board of Trustees.

  Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Board of Trustees not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker.

  A Series will compute its net asset value at 4:15 P.M., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem such Series' shares have been received or days on which changes in the value of such Series' portfolio securities do not affect net asset value. In the event the New York Stock Exchange closes early on any business day, the net asset value of a Series' shares shall be determined at a time between such closing and 4:15 P.M., New York time. The New York Stock Exchange is closed on the following holidays:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

  Net asset value (NAV) is calculated separately for each class of each Series. The NAV of Class B and Class C shares of a Series will generally be lower than the NAV of Class A shares and Class Z shares of such Series as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares of a Series will generally be higher than the NAV of Class A, Class B or Class C shares of such Series as a result of the fact that Class Z shares are not subject to any distribution or service fee. It is expected, however, that the NAV per share of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

                      TAXES, DIVIDENDS AND DISTRIBUTIONS

  The Series has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. This relieves a Series (but not its shareholders) from paying federal income tax on income which is distributed to shareholders and permits net capital gains of a Series (i.e., the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shares in such Series are held.

  Qualification as a regulated investment company requires, among other things, that (a) at least 90% of a Series' annual gross income (without reduction for losses from the sale or other disposition of securities) be derived from interest, dividends, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) a Series diversifies its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of a Series' assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the assets of such Series and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities) and (c) a Series distribute to its shareholders at least 90% of its net investment income and net short-term gains (i.e., the excess of net short-term capital gains over net long-term capital losses) in each year.

  The Fund is required under the Internal Revenue Code to distribute 98% of its ordinary income in the same calendar year in which it is earned. Each Series is also required to distribute during the calendar year 98% of the capital gain net income it earned during the twelve months ending on October 31 of such calendar year. In addition, each Series must distribute during the calendar year any undistributed ordinary income and undistributed capital gain net income from the prior year or the twelve-month period ending on October 31 of such prior calendar year, respectively. To the extent it does not meet these distribution requirements, a Series will be subject to a non-deductible 4% excise tax on the undistributed amount. For purposes of this excise tax, income on which a Series pays income tax is treated as distributed.

  Gains or losses on sales of securities by a Series will generally be treated as long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases where a Series acquires a put or writes a call thereon or otherwise holds an offsetting position with respect to the securities. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will generally be treated as gains and losses from the sale of securities. If an option written by a Series on securities lapses or is terminated through a closing transaction, such as a repurchase by such Series of the option from its holder, such Series will generally realize capital gain or loss. If securities are sold by a Series pursuant to the exercise of a call option written by it, such Series will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Certain of a Series' transactions may be subject to wash sale, short sale and straddle provisions of the Internal Revenue Code which may, among other things, require such Series to defer recognition of losses. In addition, debt securities acquired by a Series may be subject to original issue discount and market discount rules which, respectively, may cause such Series to accrue income in advance of the receipt of cash with respect to interest or cause gains to be treated as ordinary income.

  Special rules apply to most options on stock indices, futures contracts and options thereon, and forward foreign currency exchange contracts in which a Series may invest. See "Investment Objective and Policies." These investments will generally constitute Section 1256 contracts and will be required to be "marked to market" for federal income tax purposes at the end of the Series' taxable year; that is, treated as having been sold at market value. Except with respect to certain forward foreign currency exchange contracts, sixty percent of any gain or loss recognized on such deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

  Forward currency contracts, options and futures contracts entered into by a Series may create "straddles" for federal income tax purposes. Positions which are part of a straddle will be subject to certain wash sale and short sale provisions of the Internal Revenue Code. In the case of a straddle, a Series may be required to defer the recognition of losses on positions it holds to the extent of any unrecognized gain on offsetting positions held by such Series.

  Gains or losses attributable to fluctuations in exchange rates which occur between the time a Series accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Series actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on forward foreign currency exchange contracts or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Internal Revenue Code as "Section 988" gains or losses, increase or decrease the amount of a Series' investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of a Series' net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, a Series would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Series shares.

  Shareholders of a Series electing to receive dividends and distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of such Series on the reinvestment date.

  Any dividends paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends. Furthermore, such dividends, although in effect a return of capital, are subject to federal income taxes. Therefore, prior to purchasing shares of a Series, the investor should carefully consider the impact of dividends, including capital gains distributions, which are expected to be or have been announced.

  Any loss realized on a sale, redemption or exchange of shares of a Series by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

  If a shareholder who acquires shares of a Series sells or otherwise disposes of such shares within 90 days of acquisition, certain sales charges incurred in acquiring such shares may not be included in the basis of such shares for purposes of calculating gain or loss realized upon such sale or disposition.

  The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A and Class Z shares of such Series as a result of the higher distribution-related fee applicable to the Class B and Class C shares and lower on Class A shares in relation to Class Z shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B, Class C and Class Z shares of a Series. See "Net Asset Value."

  Dividends of net investment income and distributions of net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual, a foreign corporation or a foreign partnership (foreign shareholder) are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends unless the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Capital gain dividends paid to a foreign shareholder generally are not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions which are effectively connected with a U.S. trade or business of the foreign shareholder.

  Income received by a Series from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Series will be subject, since the amount of a Series' assets to be invested in various countries is not known.

  If a Series is liable for foreign income taxes, and if more than 50% of the value of such Series' assets consists of securities of foreign corporations, such Series may elect to "pass through" to such Series' shareholders the amount of foreign income taxes paid by such Series. If a Series elects to "pass through" the foreign taxes, shareholders will be required to: (i) include in gross income (in addition to taxable dividends actually received) their pro rata share of the foreign income taxes paid by such Series; and (ii) treat their pro rata share of foreign income taxes as paid by them. Shareholders will then be permitted either to deduct their pro rata share of foreign income taxes in computing their taxable income or to claim a foreign tax credit against U.S. income taxes. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Foreign shareholders may not deduct or claim a credit for foreign tax unless the dividends paid to them by a Series are effectively connected with a U.S. trade or business. Accordingly, a foreign shareholder may recognize additional taxable income as a result of a Series' election to "pass through" the foreign income taxes to shareholders.

  The amount of foreign taxes for which a shareholder may claim a credit in any year will generally be subject to a separate limitation for "passive income," which includes, among other things, dividends, interest and certain foreign currency gains. Gain from the sale of a security and gain or loss from a Section 988 transaction which is treated as ordinary income or loss (or would have been so treated absent an election by the applicable Series) will be treated as derived from sources within the United States, potentially reducing the amount allowable as a credit under the limitation.

  Each shareholder will be notified within 60 days after the close of the Series' taxable year whether the foreign taxes paid by the applicable Series will "pass through" for that year and, if so, such notification will designate
(a) the shareholder's portion of the foreign taxes paid by such Series and (b) the portion of the dividend which represents income derived from foreign sources.

  The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Series.

                            PERFORMANCE INFORMATION

  AVERAGE ANNUAL TOTAL RETURN. A Series may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Fund Calculates Performance" in the applicable Prospectus.

  Average annual total return is computed according to the following formula:

                        P(1+T) to the nth power = ERV

Where: P = a hypothetical initial payment of $1,000.
   T = average annual total return.
   n = number of years.
   ERV = ending redeemable value at the end of the 1, 5 or 10 year periods
       (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.

  Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.

  AGGREGATE TOTAL RETURN. A Series may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Fund Calculates Performance" in the applicable Prospectus.

  Aggregate total return represents the cumulative change in the value of an investment in a Series and is computed according to the following formula:

                                     ERV-P
                                     -----
                                       P

  Where: P = a hypothetical initial payment of $1,000.
      ERV = ending redeemable value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.

  Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.

  YIELD. A Series may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B, Class C and Class Z shares. This yield will be computed by dividing a Series' net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of the period. Yield is calculated according to the following formula:

                              a -- b
                              ________
                YIELD = 2 [(            +1) to the 6th power - 1]
                                cd

Where:
     a = dividends and interest earned during the period.
     b = expenses accrued for the period (net of reimbursements).
     c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
     d = the maximum offering price per share on the last day of the period.

  Yield fluctuates and an annualized yield quotation is not a representation by a Series as to what an investment in such Series will actually yield for any given period.

  From time to time, the performance of a Series may be measured against various indices. Set forth below is a chart which compares the performance of different types of investments over the long-term and the rate of inflation./1/

                                   BAR GRAPH

                   A LOOK AT PERFORMANCE OVER THE LONG-TERM
                            AVERAGE ANNUAL RETURNS
                               1/1/26 - 12/31/97


        COMMON STOCKS           LONG-TERM GOV'T BONDS         INFLATION
          11.0%                         5.2%                    3.1%



  /1/Source: Ibbotson Associates, "Stocks, Bonds, Bills and Inflation--1997 Yearbook", (annually updates the work of Roger G. Ibbotson and Rex A. Sinquefield). All rights reserved. Common stock returns are based on the Standard & Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

               CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT
                          AND INDEPENDENT ACCOUNTANTS

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and in that capacity maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States. See "How the Fund is Managed--Custodian and Transfer and Dividend Disbursing Agent" in the applicable Prospectus.

  Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as the Transfer and Dividend Disbursing Agent of each Series. It is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to the Series, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account, a new account set-up fee for each manually established account and a monthly inactive zero balance account fee per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs.

  Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Series' independent accountants and in that capacity audits each Series' annual financial statements.

                       PRUDENTIAL DEVELOPING MARKETS FUND
                      PRUDENTIAL LATIN AMERICA EQUITY FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                                                                       JUNE 16,
                                                                         1998
                                                                       --------
ASSETS
Cash.................................................................. $ 50,000
Deferred registration fees............................................  165,000
Deferred organization costs (Note 1)..................................   75,000
                                                                       --------
  Total assets........................................................  290,000
                                                                       --------
LIABILITIES
Deferred organization costs payable (Note 1)..........................   75,000
Deferred registration fees payable....................................  165,000
                                                                       --------
  Total liabilities...................................................  240,000
                                                                       ========
Net Assets (Note 1)
 Applicable to 5,000 shares of beneficial interest.................... $ 50,000
                                                                       ========
Calculation of Offering Price
Class A:
 Net asset value and redemption price per Class A share............... $  10.00
  ($12,500 / 1,250 shares of beneficial interest issued and outstand-
   ing)
 Maximum sales charge (5.0% of offering price)........................      .53
                                                                       --------
 Offering price to public............................................. $  10.53
                                                                       ========
Class B:
 Net asset value, offering price and redemption price per Class B share............................................................... $  10.00
                                                                       ========
  ($12,500 / 1,250 shares of beneficial interest issued and outstand-
   ing)
Class C:
 Net asset value, offering price and redemption price per Class C share............................................................... $  10.00
                                                                       ========
  ($12,500 / 1,250 shares of beneficial interest issued and outstand-
   ing)
Class Z:
 Net asset value, offering price and redemption price per Class Z share............................................................... $  10.00
                                                                       ========
  ($12,500 / 1,250 shares of beneficial interest issued and outstand-
   ing)

                       PRUDENTIAL DEVELOPING MARKETS FUND
                   PRUDENTIAL DEVELOPING MARKETS EQUITY FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                                                                       JUNE 16,
                                                                         1998
                                                                       --------
ASSETS
Cash.................................................................. $50,000
Deferred registration fees............................................ 165,000
Deferred organization costs (Note 1)..................................  75,000
                                                                       -------
  Total assets........................................................ 290,000
                                                                       -------
LIABILITIES
Deferred organization costs payable (Note 1)..........................  75,000
Deferred registration fees payable.................................... 165,000
                                                                       -------
  Total liabilities................................................... 240,000
                                                                       -------
Net Assets (Note 1)
 Applicable to 5,000 shares of beneficial interest.................... $50,000
                                                                       =======
Calculation of Offering Price
Class A:
 Net asset value and redemption price per Class A share............... $ 10.00
  ($12,500 / 1,250 shares of beneficial interest issued and outstand-
   ing)
 Maximum sales charge (5.0% of offering price)........................     .53
                                                                       -------
 Offering price to public............................................. $ 10.53
                                                                       =======
Class B:
 Net asset value, offering price and redemption price per Class B share............................................................... $ 10.00
                                                                       =======
  ($12,500 / 1,250 shares of beneficial interest issued and outstand-
   ing)
Class C:
 Net asset value, offering price and redemption price per Class C share............................................................... $ 10.00
                                                                       =======
  ($12,500 / 1,250 shares of beneficial interest issued and outstand-
   ing)
Class Z:
 Net asset value, offering price and redemption price per Class Z share............................................................... $ 10.00
                                                                       =======
  ($12,500 / 1,250 shares of beneficial interest issued and outstand-
   ing)

                      PRUDENTIAL DEVELOPING MARKETS FUND

                         NOTES TO FINANCIAL STATEMENTS

  NOTE 1. Prudential Developing Markets Fund (the Fund), consisting of two series: Prudential Developing Markets Equity Fund and Prudential Latin America Equity Fund, which was organized as a business trust in Delaware on October 24, 1997, is an open-end, diversified management investment company. The Fund has had no significant operations other than the issuance of 1,250 shares each of Class A, Class B, Class C and Class Z shares for each series of beneficial interest for $100,000 on June 16, 1998 to Prudential Investments Fund Management LLC (PIFM).

  Costs incurred and expected to be incurred in connection with the organization of the Fund will be paid initially by PIFM and will be repaid to PIFM upon commencement of investment operations. Organizational costs will be deferred and amortized over the period of benefit not to exceed 60 months from the date the Fund commences investment operations. If any of the initial shares of the Fund are redeemed by PIFM during the period of amortization of organization expenses, the redemption proceeds will be reduced by the pro rata amount of unamortized organization expenses based on the number of initial shares being redeemed to the number of the initial shares outstanding.

  Registration fees will be deferred and amortized over a period not to exceed 12 months.

  NOTE 2. AGREEMENTS. The Fund has entered into a management agreement with PIFM.

  The management fee paid PIFM will be computed daily and payable monthly, at an annual rate of 1.25 of 1% of the average daily net assets of the Fund.

  The Fund has entered into a distribution agreement with Prudential Securities Incorporated (Prudential Securities or the Distributor) until July 1, 1998 for distribution of the Fund's shares. On July 1, 1998, Prudential Investment Management Services LLC (the Distributor), will become the Fund's Distributor.

  Pursuant to separate Plans of Distribution (the Class A Plan, the Class B Plan and the Class C Plan, collectively the Plans) adopted by the Fund under Rule 12b-1 of the Investment Company Act of 1940, the Distributor incurs the expenses of distributing the Fund's Class A, Class B and Class C shares. These expenses include commissions and account servicing fees paid to, or on account of financial advisers of Prudential Securities and Pruco Securities Corporation (Prusec), an affiliated broker-dealer, commissions paid to, or on account of, other broker-dealers or certain financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

  Pursuant to the Class A Plan, the Fund will compensate the Distributor for its expenses with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net asset value of the Class A shares. The Distributor has agreed to limit its distribution-related fees payable under the Class A Plan to .25 of 1% of the average daily net asset value of the Class A shares for the fiscal period ending May 31, 1999.

  Pursuant to the Class B and Class C Plans, the Fund compensates the Distributor for its distribution-related expenses with respect to the Class B and Class C shares at an annual rate of 1% of the average daily net assets of the Class B and C shares.

  The Distributor incurs the expense of distributing the Fund's Class Z shares under a distribution agreement with the Fund, none of which is paid for or reimbursed by the Fund.

  Prudential Mutual Fund Services LLC, a wholly-owned subsidiary of PIFM, serves as the Fund's transfer agent.

  PIFM, PIMS and Prudential Securities are indirect wholly-owned subsidiaries of The Prudential Insurance Company of America.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholder and Trustees of
Prudential Developing Markets Fund:

In our opinion, the accompanying statements of assets and liabilities presents fairly, in all material respects, the financial position of Prudential Developing Markets Equity Fund and Prudential Latin America Equity Fund (the two series constituting Prudential Developing Markets Fund, collectively referred to hereafter as the "Fund") at June 16, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Fund's management, our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
June 16, 1998

                  APPENDIX I--DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE, INC.

BOND RATINGS

  Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e. (they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa: Bonds which are rated Caa are of poor standing. Such issuances may be in default or there may be present elements of danger with respect to principal or interest.

  Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM DEBT RATINGS

  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

  PRIME-1: Issues rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.

  PRIME-2: Issues rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.

STANDARD & POOR'S RATINGS GROUP

DEBT RATINGS

  AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

  AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

  A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

  BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

  BB, B, CCC, CC, C: Debt rated BB, B, CCC, CC and C is regarded, as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

  BB: Debt rated B has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

  B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

  CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating.

  CC: The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

  C: The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

  C1: The rating C1 is reserved for income bonds on which no interest is being paid.

  D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

COMMERCIAL PAPER RATINGS

  S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt considered short-term in the relevant market.

  A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

  A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high for issues designated A-1.

                  APPENDIX II--GENERAL INVESTMENT INFORMATION

ASSET ALLOCATION

  Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

  Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

  Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

  Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

  Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

  Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

                   APPENDIX III--HISTORICAL PERFORMANCE DATA

  The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

  The following chart shows the long-term performance of various asset classes and the rate of inflation.

                        EDGAR Representation of Chart
                           Value of $1.00 invested
                         on 1/1/26 through 12/31/97.

                  Small Stocks           $5,519.97
                  Common Stocks          $1,828.33
                  Long-Term Bonds           $39.07
                  Treasury Bills            $14.25
                  Inflation                  $9.02

Source: Stocks, Bonds, Bills and Inflation 1997 Yearbook, Ibbotson Associates, Chicago, Illinois (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential Mutual Fund.

Generally, stock returns are due to capital appreciation and the reinvestment of any gains. Bond returns are due mainly to reinvesting interest. Also, stock prices are usually more volatile than bond prices over the long-term. Small stock returns for 1926-1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the U.S. government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).


                                     III-1

  Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1987 through 1997. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of a Series or of any sector in which a Series invests.

  All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Fund Expenses" in the applicable prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.

           Historical Total Returns of Different Bond Market Sectors


YEAR                    1987     1988    1989    1990    1991    1992    1993    1994    1995    1996    1997
-------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT
TREASURY
BONDS/1/                2.0%     7.0%    14.4%   8.5%    15.3%   7.2%    10.7%   -3.4%   18.4%   2.7%    9.6%
-------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT
MORTGAGE
SECURITIES/2/           4.3%     8.7%    15.4%  10.7%    15.7%   7.0%     6.8%   -1.6%   16.8%   5.4%    9.5%
-------------------------------------------------------------------------------------------------------------
U.S. INVESTMENT GRADE
CORPORATE BONDS/3/      2.6%     9.2%    14.1%   7.1%    18.5%   8.7%    12.2%   -3.9%   22.3%   3.3%   10.2%
-------------------------------------------------------------------------------------------------------------
U.S. HIGH YIELD
CORPORATE BONDS/4/      5.0%    12.5%     0.8%  -9.6%    46.2%  15.8%    17.1%   -1.0%   19.2%  11.4%   12.8%
-------------------------------------------------------------------------------------------------------------
WORLD GOVERNMENT
BONDS/5/               35.2%     2.3%    -3.4%  15.3%    16.2%   4.8%    15.1%   -6.0%   19.6%   4.1%   (4.3%)
-------------------------------------------------------------------------------------------------------------
DIFFERENCE BETWEEN
HIGHEST AND LOWEST     33.2%    10.2%    18.8%  24.9%    30.9%  11.0%    10.3%    9.9%    5.5%   8.7%   17.1%
RETURNS PERCENT
-------------------------------------------------------------------------------------------------------------

/1/ LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.
/2/ LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).
/3/ LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.
/4/ LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over
    750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.
/5/ SALOMON BROTHERS WORLD GOVERNMENT INDEX (NON U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

                                     III-2

This chart illustrates the               This chart shows the growth of a
performance of major world stock         hypothetical $10,000 investment made
markets for the period from              in the stocks representing the S&P
12/31/85 through 12/31/97. It does       500 stock index with and without
not represent the performance of         reinvested dividends.
any Prudential Mutual Fund.                       (12/31/69-12/31/97)


 FOREIGN STOCK MARKETS HAVE OFTEN
  OUTPERFORMED THOSE IN THE U.S.
  Average Annual Total Returns of
            Major World
 Stock Markets (12/31/85-12/31/97)

  Netherlands            20.5%

  Spain                  20.4%

  Sweden                 20.4%

  Hong Kong              19.7%

  Belgium                19.5%                           CHART

  Switzerland            17.9%

  USA                    17.1%

  UK                     16.6%

  France                 15.6%

  Germany                12.1%

  Austria                 9.6%

  Japan                   6.6%

Source: Morgan Stanley Capital           Source: Stocks, Bonds, Bills, and
International (MSCI) based on data       Inflation 1997 Yearbook, Ibbotson
retrieved from Lipper Analytical         Associates, Chicago (annually
New Application (LANA) as of             updates work by Roger G. Ibbotson
12/31/97. Used with permission.          and Rex A. Sinquefield). Used with
Morgan Stanley Country indices are       permission. All rights reserved.
unmanaged indices which include          This chart is used for illustrative
those stocks making up the largest       purposes only and is not intended to
two-thirds of each country's total       represent the past, present or
stock market capitalization.             future performance of any Prudential
Returns reflect the reinvestment         Mutual Fund. Common stock total
of all distributions. This chart         return is based on the Standard &
is for illustrative purposes only        Poor's 500 Stock Index, a market-
and is not indicative of the past,       value-weighted index made up of 500
present or future performance of         of the largest stocks in the U.S.
any specific investment. Investors       based upon their stock market value.
cannot invest directly in stock          Investors cannot invest directly in
indices.                                 indices.

                    ---------------------------------------

                   WORLD STOCK MARKET CAPITALIZATION BY
                                  REGION
                        World Total: $12.7 Trillion

                                  PIE CHART

    EUROPE              PACIFIC BASIN       CANADA            U.S.
    32.1%                  15.6%             2.5%            49.8%

                    Source: Morgan Stanley Capital
                    International, December 31, 1997.
                    Used with permission. This chart
                    represents the capitalization of
                    major world stock markets as
                    measured by the Morgan Stanley
                    Capital International (MSCI) World
                    Index. The total market
                    capitalization is based on the value
                    of approximately 1,600 companies in
                    22 countries (representing
                    approximately 60% of the aggregate
                    market value of the stock
                    exchanges). This chart is for
                    illustrative purposes only and does
                    not represent the allocation of any
                    Prudential Mutual Fund.

                                     III-3

  This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.

             LONG U.S. TREASURY BOND YIELD IN PERCENT (1926-1997)


                                   [CHART]


---------------------------------------
Source: Stocks, Bonds, Bills, and Inflation 1997 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1996. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential Mutual Fund.


                                     III-4

                APPENDIX IV--INFORMATION RELATING TO PRUDENTIAL

  Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "Management of the Fund--Manager" in either Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1996 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Fund.

INFORMATION ABOUT PRUDENTIAL

  The Manager and PIC/1/ are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1996. Principal products and services include life and health insurance, other healthcare products, property and casualty insurance, securities brokerage, asset management, investment advisory services and real estate brokerage. Prudential (together with its subsidiaries) employs almost 81,000 persons worldwide, and maintains a sales force of approximately 13,000 agents and 5,600 financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.

  Insurance. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to nearly 50 million people worldwide. Long one of the largest issuers of individual life insurance, the Prudential has 22 million life insurance policies in force today with a face value of $1 trillion. Prudential has the largest capital base ($12.1 billion) of any life insurance company in the United States. Prudential provides auto insurance for approximately 1.6 million cars and insures approximately 1.2 million homes.

  Money Management. Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. As of December 31, 1996, Prudential had more than $332 billion in assets under management. Prudential Investments, a business group of Prudential (of which Prudential Mutual Funds is a key part) manages over $190 billion in assets of institutions and individuals. In Pensions & Investments, May 12, 1996, Prudential was ranked third in terms of total assets under management.

  Real Estate. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 37,000 brokers and agents across the United States./2/

  Healthcare. Over two decades ago, Prudential introduced the first federally-funded, for-profit HMO in the country. Today, approximately 4.6 million Americans receive healthcare from a Prudential managed care membership.

  Financial Services. The Prudential Bank, a wholly-owned subsidiary of Prudential, has over $4 billion in assets and serves nearly 1.5 million customers across 50 states.

INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS

  As of December 31, 1997 Prudential Investments Fund Management is the eighteenth largest mutual fund company in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.

  The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.

  From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as The Wall Street Journal, The New York Times, Barron's
and USA Today.
---------
/1/ Prudential Investments, a business group of PIC, serves as the Subadviser to substantially all of the Prudential Mutual Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as the subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates Capital Corp. as the subadviser to Prudential Jennison Series Fund, Inc. and Prudential Active Balanced Fund, a portfolio of Prudential Index Series Fund, Mercator Asset Management LP as the Subadviser to International Stock Series, a portfolio of Prudential World Fund, Inc. and BlackRock Financial Management, Inc. as the subadviser to The BlackRock Government Income Trust. There are multiple subadvisers for The Target Portfolio Trust.
/2/ As of December 31, 1996.

  Equity Funds. Forbes magazine listed Prudential Equity Fund among twenty mutual funds on its Honor Roll in its mutual fund issue of August 28, 1995. Honorees are chosen annually among mutual funds (excluding sector funds) which are open to new investors and have had the same management for at least five years. Forbes considers, among other criteria, the total return of a mutual fund in both bull and bear markets as well as a fund's risk profile. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Fund, a growth-style equity fund managed by Jennison Associates Capital Corp., a premier institutional equity manager and a subsidiary of Prudential.

  High Yield Funds. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor the 167 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase./3/ Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

  Prudential's portfolio managers are supported by a large and sophisticated research organization. Fourteen investment grade bond analysts monitor the financial viability of approximately 1,750 different bond issuers in the investment grade corporate and municipal bond markets--from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

  Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from Pulp and Paper Forecaster to Women's Wear Daily--to keep them informed of the industries they follow.

  Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential mutual fund.

  Prudential Mutual Funds trade approximately $31 billion in U.S. and foreign government securities a year. PIC seeks information from government policy makers. In 1995, Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

  Prudential Mutual Funds' portfolio managers and analysts met with over 1,200 companies in 1995, often with the Chief Executive Officer (CEO) or Chief Financial Officer (CFO). They also attended over 250 industry conferences.

  Prudential Mutual Fund global equity managers conducted many of their visits overseas, often holding private meetings with a company in a foreign language (our global equity managers speak 7 different languages, including Mandarin Chinese).

  Trading Data./4/ On an average day, Prudential Mutual Funds' U.S. and foreign equity trading desks traded $77 million in securities representing over 3.8 million shares with nearly 200 different firms. Prudential Mutual Funds' bond trading desks traded $157 million in government and corporate bonds on an average day. That represents more in daily trading than most bond funds tracked by Lipper even have in assets./5/ Prudential Mutual Funds' money market desk traded $3.2 billion in money market securities on an average day, or over $800 billion a year. They made a trade every 3 minutes of every trading day. In 1994, the Prudential Mutual Funds effected more than 40,000 trades in money market securities and held on average $20 billion of money market securities./6/

  Based on complex-wide data, on an average day, over 7,250 shareholders telephoned Prudential Mutual Fund Services, Inc., the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls answered.
---------
/3/ As of December 31, 1995. The number of bonds and the size of the Fund are subject to change.
/4/ Trading data represents average daily transactions for portfolios of the Prudential Mutual Funds for which PIC serves as the subadviser, portfolios of the Prudential Series Fund and institutional and non-US accounts managed by Prudential Mutual Fund Investment Management, a division of PIC, for the year ended December 31, 1995.
/5/ Based on 669 funds in Lipper Analytical Services categories of Short U.S.
    Treasury, Short U.S. Government, Intermediate U.S. Treasury, Intermediate U.S. Government, Short Investment Grade Debt, Intermediate Investment Grade Debt, General U.S. Treasury, General U.S. Government and Mortgage Funds.
/6/ As of December 31, 1994.

INFORMATION ABOUT PRUDENTIAL SECURITIES

  Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 6,000 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and Annuities. As of December 31, 1997, assets held by Prudential Securities for its clients approximated $235 billion. During 1997, over 29,000 new customer accounts were opened each month at Prudential Securities./7/

  Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment areas. Prudential Securities is the only Wall Street firm to have its own in-house Certified Financial Planner (CFP) program.

  In 1995, Prudential Securities' equity research team ranked 8th in Institutional Investor magazine's 1995 "All America Research Team" survey. Three Prudential Securities analysts were ranked as first-team finishers./8/

  In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial Architects SM, a state-of-the-art asset allocation software program which helps Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

  Standard & Poor's rates Prudential Securities Incorporated BBB+ with a "Stable Outlook."

  For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.


---------
/7/ As of December 31, 1994.
/8/ On an annual basis, Institutional Investor magazine surveys more than 700 institutional money managers, chief investment officers and research directors, asking them to evaluate analysts in 76 industry sectors. Scores are produced by taking the number of votes awarded to an individual analyst and weighting them based on the size of the voting institution. In total, the magazine sends its survey to approximately 2,000 institutions and a group of European and Asian institutions.